THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 2000

[UMBRELLA GRAPHICS]



           THE TRAVELERS SERIES TRUST:

           CONVERTIBLE BOND PORTFOLIO
           STRATEGIC STOCK PORTFOLIO
           DISCIPLINED SMALL CAP STOCK PORTFOLIO
           MFS MID CAP GROWTH PORTFOLIO
           MFS RESEARCH PORTFOLIO







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series Trust -- Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio ("Portfolio(s)") for the period ended June 30, 2000. This letter briefly discusses general economic and market conditions and each Portfolio's investment strategy. The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios.(1)

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results.

     The Performance of the Travelers Series Trust* (12/31/99-6/30/00)
                                                                TOTAL RETURN
----------------------------------------------------------------------------
Convertible Bond Portfolio..................................       10.55%
Strategic Stock Portfolio...................................       (6.76)
Disciplined Small Cap Stock Portfolio.......................        3.69
MFS Mid Cap Growth Portfolio................................       24.23
MFS Research Portfolio......................................        5.92

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(2) and the Nasdaq Composite Index ("Nasdaq")(3) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small-and large- capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have good longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed could provide real earnings and had strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points.(4) The specter of rising rates was a catalyst for the weak performance of all of the major indexes during the period. The DJIA, which is made up of Old Economy companies, declined 8.44% during the reporting period. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(5) of large-company stocks fell 0.43%, while the Standard and Poor's MidCap 400 Index ("S&P MidCap 400")(6) of medium-size company stocks and the Russell 2000 Index(7) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

---------------
* Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 For a complete list of each of the Portfolio's respective holdings, please refer to pages nine through 30.

2 DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest directly in an index.

3 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

6 S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.

7 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which could foster inflation and jeopardize the economy's performance. In theory, higher rates could potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was made against more increases were ruled out for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

CONVERTIBLE BOND PORTFOLIO

For the six months ended June 30, 2000, the Convertible Bond Portfolio ("Portfolio") returned 10.55%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index(8) returned 9.15% for the same period. (Past performance is not indicative of future results.)

The Portfolio's investment objective is to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities.(9)

The Portfolio is managed to have the characteristics of a traditional convertible, where the convertible price sensitivity averages 50% to 70% of the stock's movement while reasonably close to the bond value, to protect against large declines in the stock price. The manager typically begins selling issues when they are 50% above initial offering price.

During the reporting period, the Portfolio continued to benefit from the strong performance of the utility sector, specifically AES and Calpine, and resurgence in the performance of Real Estate Investment Trusts ("REITs")(10). The Portfolio has been overweight in the energy sector for the past eighteen months. The managers found a number of values in the non-technology, value sectors of the convertible market which they feel may be beneficial in the future. The telecommunications sector did particularly poorly in the second quarter and negatively impacted the Portfolio's performance during the period. Yet, the managers are still comfortable with the valuations and the underlying credits the Portfolio has in that sector.

STRATEGIC STOCK PORTFOLIO

For the six months ended June 30, 2000, the Strategic Stock Portfolio ("Portfolio") returned a negative 6.76% compared with the negative 8.44% return for the DJIA. (Past performance is not indicative of future results.)

The Portfolio invests in stocks with relatively high yield potential. The ten highest dividend yielding stocks from the DJIA are identified each month. To supplement the original ten Dow Jones stocks, another 15 stocks are selected from the S&P 500

---------------
 8 The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. An investor cannot invest directly in an index.

 9 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrant are a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call option right to buy 100 shares of a particular stock index at a predetermined price before a preset deadline, in exchange for a premium.

10 REITs are companies, that usually trade publicly, that manages a portfolio of real estate to earn profits for shareholders.

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

based on dividend yield and subject to a high standard of quality ranking by Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits.

In order to improve the diversification benefits, the Portfolio was allocated in 19 different sectors. As of June 30, 2000, the Portfolio's largest weighting was in the food (11.7%), pharmaceutical (8.6%) and manufacturing (8.4%) sectors. During the reporting period, the managers increased the Portfolio's weighting in the chemical (9.3%) and telephone sectors (8.2%).

DISCIPLINED SMALL CAP STOCK PORTFOLIO

For the six months ended June 30, 2000, the Disciplined Small Cap Stock Portfolio ("Portfolio") returned 3.69%. In comparison, the Russell 2000 Index returned 3.04% for the same period.

The Portfolio is designed to provide qualified exposure to the small-capitalization sector of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer what the managers believe to be attractive values.

The first half of 2000 saw unprecedented levels of volatility in the stock market. Interest rates rose early in the first quarter and then fell significantly as the quarter progressed. The tug-of-war between growth and value stocks and large and small cap stocks continued through the first half of 2000. Growth and small cap stocks came out ahead at the beginning of the year, stumbled badly in March and April and then staged a comeback at the end of the quarter.

Over the first six months of 2000, the Portfolio benefited from its holdings in the healthcare and producer durables sectors. In the healthcare sector, the Portfolio's positions in biotechnology companies such as, Idec Pharmaceuticals, COR Therapeutics, Abgenix, Human Genome Science and Celera rose sharply in the second quarter of 2000 largely due to the reported completion of the human genome map project. The recovery in these biotechnology stocks during the period followed dramatic sell-off that began in early March 2000 and lasted until the beginning of June.

The managers' near-term outlook for the stock market relies heavily on the Fed's monetary policy. The Fed has indicated that it will continue to monitor inflationary developments closely. Economic data reported between now and the next Federal Open Market Committee ("FOMC")(11) meeting scheduled for August will determine if the Fed steps in and raises rates one more time or decides to step aside to the sidelines as the U.S. election nears.

The stock selection of the managers and their risk control methods has positively affected the performance of the Portfolio in the midst of increased market volatility. However, the managers believe that the performance of the small cap sector in the upcoming months is tied to the future direction of the economy.

MFS MID CAP GROWTH PORTFOLIO

For the six months ended June 30, 2000, the MFS Mid Cap Growth Portfolio ("Portfolio") returned 24.23%. In comparison, the Russell 2000 Index returned 3.04% and the Russell Midcap Index(12) returned 5.12% for the same period. (Past performance is not indicative of future results.)

As a mid-cap portfolio, the managers look for growing businesses that have made the transition from small capitalization to middle capitalization. Often that means the Portfolio is investing in industries in which the competitive field has narrowed down to just a few companies. The investment team's goal is to use their research to pick the company or companies that should wind up dominating the field, and to invest in those companies early, before the market recognizes their true worth. (Of course, no guarantees can be given that this will occur.)

---------------
11 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
   central bank, that is responsible for the formulation of policy design to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

12 Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. An investor cannot invest directly in an index.

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SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In the midst of last year's technology stock rally, the managers shifted a large portion of the Portfolio's assets out of technology and into other sectors of the market. They believe this move was a major factor in the Portfolio's performance during the reporting period despite recent market volatility. It is important to understand, however, that managers take a bottom-up(13), stock-by-stock approach. The mangers reduced the Portfolio's position in the technology sector because they believe that the valuations of many of the Portfolio's technology holdings had reached unsustainable levels. In March and April, many of those technology stocks did indeed decline dramatically from their high valuations.

The managers think that one of the keys to making money in stock investing is being early, that is, looking for industries that are changing and trying to identify as early as possible who the winners and losers will be.

One area that the investment team researched and found attractive was a group of firms enabling business transactions on the Internet. Companies such as VeriSign, RSA Security, and CheckPoint Software are providing services such as security, authentication, and authorization that the manager believes may be essential to making the Internet a reliable medium for conducting business. The managers think their customer bases could eventually number in the tens of millions and that, long term, these firms have the potential to become tremendously profitable.

MFS RESEARCH PORTFOLIO

For the six months ended June 30, 2000, the MFS Research Portfolio ("Portfolio") returned 5.92%. In comparison, the S&P 500 returned a negative 0.43% for the same period.

Historically, investment trends and styles have gone in and out of favor with investors. This partially explains the weakness recently seen in the market. The investment team does not spend too much time trying to determine when value or growth, small-cap or large-cap stocks may move in and out of the spotlight. Instead, they focus on trying to find dominant business franchises with outstanding managements that are driving accelerating earnings growth.

The managers use a bottom-up approach that is based on intensive hands-on research and the best ideas of their analysts. This approach has led them to some very rewarding growth opportunities, and the managers believe it may continue to provide superior long-term performance relative to competitors. (Of course, there are no guarantees made that this will in fact occur.)

In this volatile environment, the managers have found opportunities in a wide range of areas. Some industries that have recently performed well for the Portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean Sedeo Forex have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth for many energy services companies.

Despite a fairly long stretch of weak stock performance from insurance companies such as Hartford Financial, the managers held on to these companies because they believed in their long-term prospects and the possibility of consolidation in the industry. Recently, there has been an increase in merger and acquisition activity in this group, which has boosted the performance of this sector.

In the first quarter of 2000, the managers took advantage of weakness in pharmaceutical stocks to increase the Portfolio holdings in what the managers believe to be top-notch companies with strong track records, such as Pharmacia, American Home Products, and Bristol-Myers. Some of these stocks have come back strong in the second quarter, and the managers believe still may have attractive growth prospects.

---------------
13 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 26, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Six Months Ended 6/30/00+            10.55%
    Year Ended 6/30/00                   21.69%
    5/1/98* through 6/30/00              13.87%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/00              32.52%

    * Commencement of operations.
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2000. The Merrill Lynch Investment Grade
Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                   $ 10,000                            $ 10,000
6/98                                                                       10,120                               9,849
9/98                                                                        9,570                               9,083
12/98                                                                      10,098                              10,387
3/99                                                                       10,190                              10,435
6/99                                                                       10,889                              11,057
9/99                                                                       10,941                              10,608
12/99                                                                      11,987                              11,594
3/00                                                                       13,104                              12,484
6/30/00                                                                    13,252                              12,668

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/00+           (6.76)%
    Year Ended 6/30/00                 (12.90)%
    5/1/98* through 6/30/00             (2.95)%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/00             (6.28)%

    * Commencement of operations.
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2000. The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.

[LINE GRAPH]

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                                   $ 10,000                            $ 10,000
6/98                                                                        9,690                               9,904
12/98                                                                       9,576                              10,250
6/99                                                                       10,760                              12,350
12/99                                                                      10,051                              13,048
6/30/00                                                                     9,372                              11,947

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/00+             3.69%
    Year Ended 6/30/00                   15.84%
    5/1/98* through 6/30/00               4.96%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 6/30/00              11.06%

    * Commencement of operations.
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through June 30, 2000. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

[LINE GRAPH]

                                                                DISCIPLINED SMALL CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                   $ 10,000                            $ 10,000
6/98                                                                        9,540                               9,481
12/98                                                                       8,896                               8,806
6/99                                                                        9,588                               9,623
12/99                                                                      10,711                              10,676
6/30/00                                                                    11,106                              11,001

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 6/30/00
(UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/00+            24.23%
    Year Ended 6/30/00                   79.99%
    3/23/98* through 6/30/00             37.11%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/00            104.97%

    * Commencement of operations.
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2000. The Russell Midcap Index contains the lowest 800 companies in the Russell 1000 Index as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000 total market capitalization.

[LINE GRAPH]

                                                                MFS MID-CAP GROWTH PORTFOLIO           RUSSELL MIDCAP INDEX
                                                                ----------------------------           --------------------
3/23/98                                                                  $ 10,000                            $ 10,000
6/98                                                                        9,800                               9,850
12/98                                                                      10,050                               9,935
6/99                                                                       11,387                              10,962
12/99                                                                      16,499                              11,747
6/30/00                                                                    20,497                              12,348

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 6/30/00 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Six Months Ended 6/30/00+             5.92%
    Year Ended 6/30/00                   20.50%
    3/23/98* through 6/30/00             15.42%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 6/30/00             38.55%

    * Commencement of operations.
    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[LINE GRAPH]

                                                                   MFS RESEARCH PORTFOLIO              S&P 500 STOCK INDEX
                                                                   ----------------------              -------------------
3/23/98                                                                   $ 10,000                           $ 10,000
6/98                                                                        10,230                             10,331
12/98                                                                       10,577                             11,285
6/99                                                                        11,498                             12,682
12/99                                                                       13,080                             13,658
6/30/00                                                                     13,855                             13,600

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 44.9%
-----------------------------------------------------------------------------------------------
BANKING -- 3.5%
    20,000            National Australia Bank, Exchange 7.875%....................  $   566,250
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.3%
                      Calenergy Capital Trust:
     3,070              Exchange 6.500%...........................................      115,125
     3,150              Exchange 6.250%...........................................      130,725
     5,000            Finova Finance Trust, Exchange 5.500%.......................      120,000
-----------------------------------------------------------------------------------------------
                                                                                        365,850
-----------------------------------------------------------------------------------------------
ELECTRIC -- 8.1%
    10,000            AES Trust VII, Exchange 6.000% (b)..........................      591,250
    10,000            Calpine Capital Trust, Exchange 5.500% (b)..................      716,250
-----------------------------------------------------------------------------------------------
                                                                                      1,307,500
-----------------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.0%
     4,820            International Paper Capital Trust, Exchange 5.250%..........      181,353
-----------------------------------------------------------------------------------------------
HOME BUILDERS -- 2.0%
    11,200            Fleetwood Capital Trust, Exchange 6.000%....................      324,800
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 2.6%
    11,000            Newell Financial Trust I, Exchange 5.250%...................      413,875
-----------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.0%
     7,917            Newfield Financial Trust I, Exchange 6.500%.................      486,895
-----------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 2.8%
    20,000            Owens-Illinois Inc., Exchange 4.750%........................      445,000
-----------------------------------------------------------------------------------------------
PIPELINES -- 3.0%
     7,494            El Paso Energy Cap Trust I, Exchange 4.750%.................      482,426
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 7.4%
     9,215            Equity Office PPTYS Trust, Exchange 5.250%..................      389,334
    18,541            Equity Residential Properties, Exchange 7.250%..............      407,902
     4,000            General Growth Properties, Exchange 7.250%..................       87,000
    13,900            Reckson Associates Realty, Exchange 7.625%..................      308,406
-----------------------------------------------------------------------------------------------
                                                                                      1,192,642
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
                      Global Crossing:
     1,200              Exchange 7.000% (b).......................................      215,250
     1,200              Exchange 6.750%...........................................      264,600
     6,000            Loral Space & Communications, Exchange 6.000% (b)...........      133,500
-----------------------------------------------------------------------------------------------
                                                                                        613,350
-----------------------------------------------------------------------------------------------
TRANSPORTATION -- 5.4%
     9,000            Canadian National Railway, Exchange 5.250%..................      405,000
    12,245            Union Pacific Cap Trust, Exchange 6.250%....................      472,963
-----------------------------------------------------------------------------------------------
                                                                                        877,963
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $7,534,712)......    7,257,904
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 51.6%
-------------------------------------------------------------------------------------------------
COMPUTER -- 0.3%
$   40,000   Aa2*       GVC Corp. Ltd., zero coupon due 5/21/02 (b).................  $    48,000
-------------------------------------------------------------------------------------------------
CONSUMER SERVICE -- 0.5%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       77,125
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 2.1%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      340,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.6%
                        Bell Atlantic Financial Service+:
    99,000   A+           5.750% due 4/1/03 (b).....................................       96,648
   207,000   A+           4.250% due 9/15/05 (b)....................................      251,764
   600,000   BBB-       Elan Finance Corp. Ltd., zero coupon due 12/14/18...........      441,000
   300,000   NR         Financial Federal Corp., 4.500% due 5/1/05..................      254,250
   200,000   A-         Hellenic Finance SCA, 2.000% due 7/15/03 (b)................      187,000
-------------------------------------------------------------------------------------------------
                                                                                        1,230,662
-------------------------------------------------------------------------------------------------
ELECTRIC -- 0.6%
   100,000   A-         Potomac Electric Power Co., 5.000% due 9/1/02...............       93,750
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.6%
   400,000   BB+        Anixter International, zero coupon due 6/28/20..............      103,750
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 4.1%
   900,000   BBB        Solectron Corp., zero coupon due 5/8/20.....................      571,500
   100,000   BBB+       Thermo Instrument System, 4.500% due 10/15/03 (b)...........       89,375
-------------------------------------------------------------------------------------------------
                                                                                          660,875
-------------------------------------------------------------------------------------------------
FOOD -- 0.1%
    41,000   BBB+       Koninklijke Ahold NV, 3.000% due 9/30/03....................       20,533
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.6%
    58,000   BB-        Tenet Healthcare Corp., 6.000% due 12/1/05..................       48,140
   450,000   BBB-       Universal Health Services, 0.426% due 6/23/20 (b)...........      210,938
-------------------------------------------------------------------------------------------------
                                                                                          259,078
-------------------------------------------------------------------------------------------------
HOME BUILDERS -- 2.5%
 1,016,000   BB+        Lennar Corp., zero coupon due 7/29/18.......................      415,290
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.5%
   300,000   A+         Loews Corp., 3.125% due 9/15/07.............................      250,500
-------------------------------------------------------------------------------------------------
MACHINERY DIVERSIFIED -- 0.6%
   100,000   BBB        Thermo Electron Corp., 4.250% due 1/1/03 (b)................       92,375
-------------------------------------------------------------------------------------------------
MEDIA -- 6.5%
   400,000   BBB-       Clear Channel Communication, 1.500% due 12/1/02.............      392,000
   700,000   BBB        Cox Communications Inc., 0.426% due 4/19/20.................      367,500
   200,000   BBB-       Liberty Media, 4.000% due 11/15/29..........................      287,500
-------------------------------------------------------------------------------------------------
                                                                                        1,047,000
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 6.3%
                        Diamond Offshore Drill:
$   33,000   A-           3.750% due 2/15/07........................................  $    34,403
   600,000   A            Zero coupon due 6/6/20 (b)................................      281,250
   600,000   BBB+       Global Marine Inc., zero coupon due 6/23/20 (b).............      298,500
   100,000   B-         Parker Drilling Corp., 5.500% due 8/1/04....................       82,375
   525,000   A          Transocean Sedco Forex, zero coupon due 5/24/20.............      315,000
-------------------------------------------------------------------------------------------------
                                                                                        1,011,528
-------------------------------------------------------------------------------------------------
PHARMACUETICALS -- 2.6%
   450,000   NR         Roche Holdings Inc., zero coupon due 1/19/15................      416,250
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
   100,000   BBB-       Security Cap U.S. Realty, 2.000% due 5/22/03 (b)............       78,500
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.3%
                        Cypress Semiconductor:
   200,000   B            4.000% due 2/1/05.........................................      232,250
   300,000   NR           3.750% due 7/1/05.........................................      293,625
-------------------------------------------------------------------------------------------------
                                                                                          525,875
-------------------------------------------------------------------------------------------------
SOFTWARE -- 3.8%
   300,000   NR         Mercury Interactive Corp., 4.750% due 7/1/07 (b)............      324,376
   200,000   NR         Rational Software Corp., 5.000% due 2/1/07 (b)..............      292,750
-------------------------------------------------------------------------------------------------
                                                                                          617,126
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.1%
   500,000   B-         Aspect Telecommunications, zero coupon due 8/10/18(b).......      205,000
    39,000   B-         Aspect Telecommunications, zero coupon due 8/10/18..........       15,990
   400,000   BB+        Commscope Inc., 4.000% due 12/15/06 (b).....................      437,500
-------------------------------------------------------------------------------------------------
                                                                                          658,490
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.4%
   400,000   NR         Echostar Communications, 4.875% due 1/1/07 (b)..............      381,000
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $7,839,976)......    8,327,707
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
   562,000              Chase Securities Inc., 6.250% due 7/3/00; Proceeds at
                          maturity -- $562,293; (Fully collateralized by U.S.
                          Treasury Notes, 6.000% due 2/15/26; Market
                          value -- $576,437) (Cost -- $562,000).....................      562,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $15,936,688**)...........  $16,147,611
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Service, Inc. ("Moody's").
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
---------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.6%
    10,000    Raytheon Co., Class B Shares................................  $   192,500
---------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 2.8%
     5,973    General Motors Corp. .......................................      346,807
---------------------------------------------------------------------------------------
BEVERAGES -- 4.7%
    13,000    PepsiCo Inc. ...............................................      577,687
---------------------------------------------------------------------------------------
CHEMICALS -- 9.3%
    12,700    Air Products and Chemicals, Inc. ...........................      391,320
     8,563    E.I. du Pont de Nemours & Co. ..............................      374,630
    11,000    Rohm & Haas Co. ............................................      379,500
---------------------------------------------------------------------------------------
                                                                              1,145,450
---------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.2%
     7,200    Genuine Parts Co. ..........................................      144,000
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.0%
     4,382    J.P. Morgan & Co. ..........................................      482,568
---------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 3.6%
     7,300    Emerson Electric Co. .......................................      440,738
---------------------------------------------------------------------------------------
FOOD -- 11.7%
     9,300    Bestfoods...................................................      644,025
    17,200    ConAgra Inc. ...............................................      327,875
     7,800    Hershey Foods Corp. ........................................      378,300
     6,200    Winn-Dixie Stores, Inc. ....................................       88,737
---------------------------------------------------------------------------------------
                                                                              1,438,937
---------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 2.4%
    10,000    International Paper Co. ....................................      298,125
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 7.5%
     7,700    Avery Dennison Corp. .......................................      516,862
     9,000    The Clorox Co. .............................................      403,313
---------------------------------------------------------------------------------------
                                                                                920,175
---------------------------------------------------------------------------------------
HOUSEWARES -- 2.2%
    10,500    Newell Rubbermaid, Inc. ....................................      270,375
---------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND MINING -- 2.8%
    10,155    Caterpillar Inc. ...........................................      344,001
---------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 8.4%
     8,811    Eastman Kodak Co. ..........................................      524,255
     6,130    Minnesota Mining & Manufacturing Co. .......................      505,725
---------------------------------------------------------------------------------------
                                                                              1,029,980
---------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT -- 2.4%
     7,200    Pitney Bowes, Inc. .........................................      288,000
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.5%
     5,501    Exxon Mobil Corp. ..........................................  $   431,828
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.6%
    11,000    Abbott Laboratories.........................................      490,187
     9,600    American Home Products Corp. ...............................      564,000
---------------------------------------------------------------------------------------
                                                                              1,054,187
---------------------------------------------------------------------------------------
RETAIL -- 2.9%
    14,885    May Department Stores Co. ..................................      357,240
---------------------------------------------------------------------------------------
TELEPHONE -- 8.2%
     6,500    ALLTEL Corp. ...............................................      402,594
    14,000    SBC Communications, Inc. ...................................      605,500
---------------------------------------------------------------------------------------
                                                                              1,008,094
---------------------------------------------------------------------------------------
TOBACCO -- 5.3%
    20,759    Philip Morris Cos., Inc. ...................................      551,411
     6,600    UST, Inc. ..................................................       96,938
---------------------------------------------------------------------------------------
                                                                                648,349
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $13,361,504)....................   11,419,041
---------------------------------------------------------------------------------------

      FACE
    AMOUNT    SECURITY                                                            VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.9%
$  848,000    Chase Securities, Inc., 6.250% due 7/3/00; Proceeds at
                maturity -- $848,439; (Fully collateralized by U.S.
                Treasury Note, 6.000% due 2/15/26; Market
                value -- $867,163) (Cost -- $848,000).....................      848,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $14,209,504**)...........  $12,267,041
---------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
-----------------------------------------------------------------------------------------
ADVERTISING -- 0.8%
     3,912    ADVO, Inc. (a)..............................................    $   164,304
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
     3,586    Primex Technologies Inc. ...................................         78,892
-----------------------------------------------------------------------------------------
APPAREL -- 0.2%
     2,600    Reebok International Ltd. (a)...............................         41,437
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.0%
     4,254    Arvin Industries, Inc.......................................         73,913
     2,235    BorgWarner Inc..............................................         78,504
     5,211    Tower Automotive Inc. (a)...................................         65,137
-----------------------------------------------------------------------------------------
                                                                                  217,554
-----------------------------------------------------------------------------------------
BANKS -- 3.4%
     5,304    Banknorth Group Inc.........................................         81,227
     5,026    Brenton Banks, Inc..........................................         69,745
     2,848    Commerce Bancorp Inc., NJ...................................        131,018
       200    Greater Bay Bancorp.........................................          9,360
     4,420    Pacific Century Financial Corp. ............................         64,652
     7,848    Republic Bancorp Inc........................................         70,151
     6,157    Southwest Bancorp Of Texas Inc. (a).........................        127,767
     3,830    United Bankshares, Inc. ....................................         69,662
     2,642    Westamerica Bancorporation..................................         69,022
-----------------------------------------------------------------------------------------
                                                                                  692,604
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.8%
     1,877    Canadaigua Brands Inc., Class A Shares (a)..................         94,671
     2,170    Robert Mondavi Corp., Class A Shares (a)....................         66,591
-----------------------------------------------------------------------------------------
                                                                                  161,262
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 4.2%
       410    Affymetrix, Inc. (a)........................................         67,701
     2,205    Aviron (a)..................................................         68,079
       905    Human Genome Sciences, Inc. (a).............................        120,704
     1,645    IDEC Pharmaceuticals Corp. (a)..............................        192,979
       470    Incyte Genomics, Inc. (a)...................................         38,628
     1,205    Millennium Pharmaceuticals, Inc. (a)........................        134,809
     1,055    PE Corp. -- Celera Genomics Group (a).......................         98,642
       798    Protein Design Labs, Inc. (a)...............................        131,632
-----------------------------------------------------------------------------------------
                                                                                  853,174
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.8%
     2,836    Centex Construction Products, Inc. .........................         64,341
     2,309    Simpson Manufacturing Co., Inc. (a).........................        110,399
-----------------------------------------------------------------------------------------
                                                                                  174,740
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.6%
     4,202    Crompton Corp...............................................    $    51,474
     3,000    Cytec Industries Inc. (a)...................................         74,062
     4,210    Ferro Corp..................................................         88,410
     2,862    OM Group, Inc...............................................        125,928
-----------------------------------------------------------------------------------------
                                                                                  339,874
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.2%
     2,700    ACNielsen Corp. (a).........................................         59,400
    16,295    Caremark Rx, Inc. (a).......................................        111,009
     4,153    Education Management Corp. (a)..............................         75,013
     1,200    F.Y.I. Inc. (a).............................................         40,425
       600    Forrester Research Inc. (a).................................         43,687
     5,535    Interim Services, Inc. (a)..................................         98,246
     1,160    Lason, Inc. (a).............................................          2,900
     5,210    Mail-Well Inc. (a)..........................................         44,936
     3,400    On Assignment Inc. (a)......................................        103,700
     1,200    Plexus Corp. (a)............................................        135,600
     3,601    Rent-a-center, Inc. (a).....................................         81,022
     1,500    StarTek, Inc. (a)...........................................         75,562
-----------------------------------------------------------------------------------------
                                                                                  871,500
-----------------------------------------------------------------------------------------
COMPUTERS -- 5.0%
     2,625    Answerthink Inc. (a)........................................         43,640
     2,625    Apex Inc. (a)...............................................        114,845
     4,300    AXENT Technologies, Inc. (a)................................        106,693
     3,637    Complete Business Solutions, Inc. (a).......................         63,874
     1,400    Emulex Corp. (a)............................................         91,962
     2,053    iGATE Capital Corp. (a).....................................         28,229
     1,277    ISS Group Inc. (a)..........................................        126,083
     3,327    National Computer Systems Inc. .............................        163,854
     2,163    RadiSys Corp. (a)...........................................        122,751
     1,055    SanDisk Corp. (a)...........................................         64,552
     2,531    Xircom Inc. (a).............................................        120,223
-----------------------------------------------------------------------------------------
                                                                                1,046,706
-----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 0.2%
     1,500    Alberto Culver Co., Class B Shares..........................         45,843
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
     3,070    United Stationers Inc. (a)..................................         99,391
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
     3,904    Affiliated Managers Group Inc. (a)..........................        177,632
     5,230    Doral Financial Corp. ......................................         59,818
     2,574    Eaton Vance Corp............................................        119,047
-----------------------------------------------------------------------------------------
                                                                                  356,497
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.1%
    11,949    El Paso Electric Co. (a)....................................        133,679
       570    Energy East Corp............................................         10,865

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.1% (CONTINUED)
     3,167    IDACORP, Inc. ..............................................    $   102,135
     4,305    MDU Resources Group, Inc. ..................................         93,095
     4,425    NorthWestern Corp...........................................        102,328
-----------------------------------------------------------------------------------------
                                                                                  442,102
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.2%
     4,200    AMETEK, Inc. ...............................................         73,500
     3,228    C & D Technology Inc. ......................................        182,382
-----------------------------------------------------------------------------------------
                                                                                  255,882
-----------------------------------------------------------------------------------------
ELECTRONICS -- 4.0%
     1,700    Integrated Device Technology Inc. (a).......................        101,787
     2,587    Mettler-Toledo International Inc. (a).......................        103,480
     2,740    Micrel, Inc. (a)............................................        119,018
     2,415    PerkinElmer Inc.............................................        159,691
     1,898    Sanmina Corp. (a)...........................................        162,313
     6,415    Sensormatic Electronics Corp. (a)...........................        101,437
       800    Technitrol, Inc.............................................         77,500
-----------------------------------------------------------------------------------------
                                                                                  825,226
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.0%
     2,293    Dycom Industries, Inc. (a)..................................        105,478
     3,226    Jacobs Engineering Group Inc. (a)...........................        105,449
-----------------------------------------------------------------------------------------
                                                                                  210,927
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.0%
     9,230    Aztar Corp. (a).............................................        143,065
     2,490    Speedway Motorsports Inc. (a)...............................         57,270
-----------------------------------------------------------------------------------------
                                                                                  200,335
-----------------------------------------------------------------------------------------
FOOD -- 1.1%
     6,528    Earthgrains Co. ............................................        126,888
     3,040    Hain Celestial Group, Inc. (a)..............................        111,530
-----------------------------------------------------------------------------------------
                                                                                  238,418
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.5%
     3,051    Potlatch Corp. .............................................        101,064
-----------------------------------------------------------------------------------------
GAS -- 1.0%
     2,193    New Jersey Resources Corp...................................         83,471
     3,029    Southwest Gas Corp..........................................         53,007
     3,719    UGI Corp. ..................................................         76,239
-----------------------------------------------------------------------------------------
                                                                                  212,717
-----------------------------------------------------------------------------------------
HEALTHCARE -- 2.3%
     3,348    CONMED Corp. (a)............................................         86,629
     3,632    Datascope Corp..............................................        130,752
       740    Laboratory Corp. Of America (a).............................         57,072
     3,700    Oakley, Inc. (a)............................................         42,550
     2,866    Renal Care Group, Inc. (a)..................................         70,082

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE -- 2.3% (CONTINUED)
     3,764    Res-Care, Inc. (a)..........................................    $    20,231
     2,840    ResMed Inc. (a).............................................         75,970
-----------------------------------------------------------------------------------------
                                                                                  483,286
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 1.6%
     2,490    Centex Corp. ...............................................         58,515
     5,431    D.R. Horton, Inc............................................         73,657
     4,485    Lennar Corp. ...............................................         90,821
     1,842    NVR, Inc. (a)...............................................        104,994
-----------------------------------------------------------------------------------------
                                                                                  327,987
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.2%
     1,700    Harman International Industries, Inc........................        103,700
     1,540    Polycom Inc. (a)............................................        144,904
-----------------------------------------------------------------------------------------
                                                                                  248,604
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.3%
     3,254    Fossil, Inc. (a)............................................         63,249
-----------------------------------------------------------------------------------------
INSURANCE -- 3.2%
     2,375    Everest Reinsurance Holdings, Inc. .........................         78,078
     4,320    Enhance Financial Services Group Inc........................         62,100
     5,619    Fidelity National Financial, Inc............................        102,897
     1,866    Financial Security Assurance Holdings, Inc..................        141,582
     4,215    First American Corp.........................................         60,327
     5,297    HCC Insurance Holdings, Inc. ...............................         99,980
     2,550    Medical Assurance Inc. (a)..................................         28,687
     1,680    Radian Group, Inc. .........................................         86,940
-----------------------------------------------------------------------------------------
                                                                                  660,591
-----------------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 0.4%
     5,430    Medallion Financial Corp....................................         83,825
-----------------------------------------------------------------------------------------
IRON/STEEL -- 0.6%
     5,690    AK Steel Holdings Corp. ....................................         45,520
     4,142    Reliance Steel & Aluminum Co. ..............................         79,215
-----------------------------------------------------------------------------------------
                                                                                  124,735
-----------------------------------------------------------------------------------------
LODGING -- 0.2%
     4,059    Boca Resorts Inc., Class A Shares (a).......................         40,082
-----------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION AND MINING -- 0.7%
     3,306    Astec Industries, Inc. (a)..................................         83,889
     3,632    Terex Corp. (a).............................................         51,302
-----------------------------------------------------------------------------------------
                                                                                  135,191
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.7%
     2,019    Brooks Automation Inc. (a)..................................        129,089
       730    Cognex Corp. (a)............................................         37,777
     2,000    Cummins Engine Co., Inc. ...................................         54,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.7% (CONTINUED)
     1,600    Kulicke & Soffa Industries, Inc. (a)........................    $    95,000
     1,600    Manitowoc Co., Inc. ........................................         42,800
-----------------------------------------------------------------------------------------
                                                                                  359,166
-----------------------------------------------------------------------------------------
MEDIA -- 1.0%
     2,504    McClatchy Co., Class A Shares...............................         82,945
     3,785    Westwood One, Inc. (a)......................................        129,163
-----------------------------------------------------------------------------------------
                                                                                  212,108
-----------------------------------------------------------------------------------------
METAL FABRICATE/HARDWARE -- 0.3%
    12,510    Metals USA, Inc.............................................         58,640
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURERS -- 1.7%
     3,744    AptarGroup, Inc. ...........................................        101,088
     2,762    Dexter Corp.................................................        132,576
     4,600    Donaldson Co., Inc..........................................         90,850
     2,525    Wabtec Corp.................................................         26,196
-----------------------------------------------------------------------------------------
                                                                                  350,710
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 2.2%
     3,614    Barrett Resources Corp. (a).................................        110,001
     4,176    Marine Drilling Cos., Inc. (a)..............................        116,928
     3,811    Newfield Exploration Co. (a)................................        149,105
     3,100    Swift Energy Co. (a)........................................         87,962
-----------------------------------------------------------------------------------------
                                                                                  463,996
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.0%
     2,562    Cal Dive International, Inc. (a)............................        138,828
     7,877    Friede Goldman Halter Inc. (a)..............................         70,400
-----------------------------------------------------------------------------------------
                                                                                  209,228
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.5%
     9,565    Ivex Packaging Corp. (a)....................................        106,410
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.1%
       950    Abgenix, Inc. (a)...........................................        113,866
     1,890    Alkermes Inc. (a)...........................................         89,066
     2,324    Alpharma, Inc., Class A Shares..............................        144,669
     5,150    AmeriSource Health Corp. (a)................................        159,650
     3,363    Bindley Western Industries Inc. ............................         88,909
     1,265    Celgene Corp. (a)...........................................         74,476
     1,995    COR Therapeutics, Inc. (a)..................................        170,198
     2,625    Corixa Corp. (a)............................................        112,710
       978    Gilead Sciences, Inc. (a)...................................         69,560
       635    ImClone Systems Inc. (a)....................................         48,537
     2,371    King Pharmaceuticals, Inc. (a)..............................        104,005
     2,915    Medicis Pharmaceutical Corp., Class A Shares(a).............        166,155
     1,740    Priority Healthcare Corp. (a)...............................        129,303
-----------------------------------------------------------------------------------------
                                                                                1,471,104
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.2%
     1,600    Castle & Cooke, Inc. (a)....................................    $    30,900
       200    Catellus Development Corp. (a)..............................          3,000
-----------------------------------------------------------------------------------------
                                                                                   33,900
-----------------------------------------------------------------------------------------
REITS -- 4.0%
     2,099    Cousins Properties, Inc. ...................................         80,811
     6,820    Equity Inns, Inc. ..........................................         41,772
     2,728    First Industrial Realty Trust, Inc. ........................         80,476
     3,481    General Growth Properties Inc. .............................        110,521
     1,945    Health Care Properties Investors Trust Inc. ................         53,001
     4,537    Liberty Property Trust......................................        117,678
     2,209    Mid-American Apartment Communities, Inc. ...................         53,016
     3,481    Parkway Properties Inc. ....................................        106,170
     4,831    Reckson Associates Realty Corp. ............................        114,736
     2,652    Regency Realty Corp. .......................................         62,985
-----------------------------------------------------------------------------------------
                                                                                  821,166
-----------------------------------------------------------------------------------------
RETAIL -- 5.3%
     3,139    Ames Department Stores Inc. (a).............................         24,327
     3,239    AnnTaylor Stores Inc. (a)...................................        107,291
     3,588    Bebe Stores, Inc. (a).......................................         30,049
     5,505    Burlington Coat Factory Warehouse Corp. ....................         59,522
     5,702    Cato Corp., Class A Shares..................................         66,285
     3,970    Chico's FAS Inc. (a)........................................         79,400
     3,299    Cost Plus, Inc. (a).........................................         94,640
     6,751    Haverty Furniture Cos., Inc. ...............................         57,383
     4,164    Jack In The Box Inc. (a)....................................        102,538
     2,625    Linens'n Things Inc. (a)....................................         71,203
     9,746    LoneStar Steakhouse & Saloon, Inc. .........................         98,678
     3,449    The Mens Wearhouse Inc. (a).................................         76,955
     2,826    Pacific Sunware Of California, Inc. (a).....................         52,987
     4,393    Sonic Corp. (a).............................................        129,044
     4,445    Trans World Entertainment Corp. (a).........................         53,895
-----------------------------------------------------------------------------------------
                                                                                1,104,197
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 1.3%
     1,476    Astoria Financial Corp. ....................................         38,007
     2,781    Bank United Corp., Class A Shares...........................         97,856
     2,739    Dime Bancorp, Inc. .........................................         43,139
     3,841    FirstFed Financial Corp. (a)................................         54,254
     2,100    IndyMac Mortgage Holdings, Inc. ............................         28,481
-----------------------------------------------------------------------------------------
                                                                                  261,737
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.1%
     2,800    Alpha Industries Inc. (a)...................................        123,375
     1,971    Amkor Technology, Inc. (a)..................................         69,600
     2,413    C-cube Microsystems Inc. (a)................................         47,355
       525    Cree, Inc. (a)..............................................         70,087
     2,095    Cypress Semiconductor Corp. (a).............................         88,513

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.1% (CONTINUED)
     1,370    DuPont Photomasks, Inc. (a).................................    $    93,845
     4,174    Lam Research Corp. (a)......................................        156,525
     2,625    Lattice Semiconductor Corp. (a).............................        181,453
     2,155    TranSwitch Corp. (a)........................................        166,339
       635    Triquint Semiconductor Inc. (a).............................         60,761
-----------------------------------------------------------------------------------------
                                                                                1,057,853
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.6%
     6,801    AVT Corp. (a)...............................................         50,157
     2,100    Advent Software, Inc. (a)...................................        135,450
     1,265    Allaire Corp. (a)...........................................         46,488
     2,400    AppliedTheory Corp. (a).....................................         36,000
     3,300    Ask Jeeves, Inc. (a)........................................         59,606
     6,603    Datastream Systems, Inc. (a)................................         82,537
     4,505    Dendrite International, Inc. (a)............................        150,072
     7,037    Informix Corp. (a)..........................................         52,337
     5,000    JDA Software Group, Inc. (a)................................         95,937
     7,800    Juno Online Services, Inc. (a)..............................         83,850
     1,653    Mercury Interactive Corp. (a)...............................        159,927
     1,580    MicroStrategy Inc. (a)......................................         47,400
       420    Micromuse Inc. (a)..........................................         69,503
     2,415    Open Market Inc. (a)........................................         33,357
     5,623    Progress Software Corp. (a).................................        100,862
     1,800    Rare Medium Group, Inc. (a).................................         28,462
     2,200    Remedy Corp. (a)............................................        122,650
       740    S1 Corp. (a)................................................         17,251
     3,200    Starmedia Network, Inc. (a).................................         60,400
     1,300    VerticalNet, Inc. (a).......................................         48,018
     2,840    Wind River Systems, Inc. (a)................................        107,565
-----------------------------------------------------------------------------------------
                                                                                1,587,829
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.0%
     3,415    Advanced Fibre Communications Inc. (a)......................        154,742
     1,824    ANTEC Corp. (a).............................................         75,810
     1,672    Carrier Access Corp. (a)....................................         88,407
     1,680    Digital Microwave Corp. (a).................................         64,050
     2,626    Harmonic Inc. (a)...........................................         64,993
     1,000    MRV Communications Inc. (a).................................         67,250
       635    Terayon Communication Systems, Inc. (a).....................         40,788
     5,000    Westell Technologies, Inc. (a)..............................         75,000
-----------------------------------------------------------------------------------------
                                                                                  631,040
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
     2,310    Aspect Communications Corp. (a).............................         90,811
     3,625    CTC Communications Group, Inc. (a)..........................        130,500
     1,727    Commonwealth Telephone Enterprises, Inc. (a)................         81,276

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2% (CONTINUED)
     3,262    ITC DeltaCom Inc. (a).......................................    $    72,783
     2,550    MasTec Inc. (a).............................................         97,378
-----------------------------------------------------------------------------------------
                                                                                  472,748
-----------------------------------------------------------------------------------------
TELEPHONE -- 0.8%
     2,786    Intermedia Communications Inc. (a)..........................         82,883
     3,340    Primus Telecommunications Group (a).........................         83,082
-----------------------------------------------------------------------------------------
                                                                                  165,965
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
     3,707    Airborne Freight Corp. .....................................         70,201
     3,680    Atlas Air, Inc. (a).........................................        132,020
     3,728    EGL, Inc. (a)...............................................        114,636
       200    Landstar Systems Inc. (a)...................................         11,912
     2,504    U.S. Freightways Corp. .....................................         61,505
-----------------------------------------------------------------------------------------
                                                                                  390,274
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $19,226,257)....................     19,556,070
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.5%
$   95,000    U.S. Treasury Bill, due 9/14/00 (Cost -- $93,886)...........         93,886
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
 1,108,000    Chase Securities, Inc., 6.250% due 7/3/00; Proceeds at
                maturity -- $1,108,575; (Fully collateralized by U.S.
                Treasury Note, 6.000% due 2/15/26; Market
                value -- $1,132,825) (Cost -- $1,108,000).................      1,108,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,428,143**)...........    $20,757,956
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
---------------------------------------------------------------------------------------
AUTO PARTS -- 0.0%
        200   Federal-Mogul Corp..........................................  $     1,913
---------------------------------------------------------------------------------------
CHEMICALS -- 0.5%
     33,500   Rohm & Haas Co..............................................    1,155,750
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.6%
     29,080   Collectors Universe, Inc. (a)...............................       85,423
        500   Gartner Group, Inc. (a).....................................        6,000
    217,500   NOVA Corp. (a)..............................................    6,076,406
---------------------------------------------------------------------------------------
                                                                              6,167,829
---------------------------------------------------------------------------------------
COMPUTERS -- 17.7%
    123,225   Ancor Communications, Inc. (a)..............................    4,407,219
     43,300   Cabletron Systems, Inc. (a).................................    1,093,325
      9,000   Check Point Software Technologies Ltd. (a)..................    1,905,750
    166,400   CheckFree Holdings Corp. (a)................................    8,580,000
      3,100   Computer Network Technology Corp. (a).......................       53,863
     65,600   Diversinet Corp. (a)........................................      779,000
    110,200   Emulex Corp. (a)............................................    7,238,763
     19,900   Entrust Technologies Inc. (a)...............................    1,646,725
     48,100   MMC Networks, Inc. (a)......................................    2,570,344
     49,650   Radiant Systems, Inc. (a)...................................    1,191,600
    108,600   RSA Security Inc. (a).......................................    7,520,550
     81,300   Seagate Technology, Inc. (a)................................    4,471,500
        700   Stratos Lightwave, Inc. (a).................................       19,513
---------------------------------------------------------------------------------------
                                                                             41,478,152
---------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
     79,200   W.W. Grainger, Inc. ........................................    2,440,350
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
     62,070   A.G. Edwards Inc............................................    2,420,730
---------------------------------------------------------------------------------------
ELECTRICAL -- 1.6%
    111,630   Cable Design Technologies Corp. (a).........................    3,739,605
        740   Capstone Turbine Corp. (a)..................................       33,346
---------------------------------------------------------------------------------------
                                                                              3,772,951
---------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
      8,700   Sawtek Inc. (a).............................................      500,794
     72,340   SIPEX Corp. (a).............................................    2,002,914
---------------------------------------------------------------------------------------
                                                                              2,503,708
---------------------------------------------------------------------------------------
FOOD -- 4.8%
     62,000   Keebler Foods Co............................................    2,301,750
    406,700   The Kroger Co. (a)..........................................    8,972,819
---------------------------------------------------------------------------------------
                                                                             11,274,569
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTHCARE -- 6.9%
    123,800   Cytyc Corp. (a).............................................  $ 6,607,825
     41,770   IDEXX Laboratories, Inc. (a)................................      955,489
    188,300   Total Renal Care Holdings, Inc. (a).........................    1,129,800
    262,900   VISX, Inc. (a)..............................................    7,377,631
---------------------------------------------------------------------------------------
                                                                             16,070,745
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.2%
    191,500   AGCO Corp. .................................................    2,345,875
     16,800   Applied Science & Technology, Inc. (a)......................      434,700
---------------------------------------------------------------------------------------
                                                                              2,780,575
---------------------------------------------------------------------------------------
MEDIA -- 1.0%
     22,900   Hearst-Argyle Television, Inc. (a)..........................      446,550
     32,370   Scholastic Corp. (a)........................................    1,978,616
      3,700   Sinclair Broadcast Group, Inc. (a)..........................       40,700
---------------------------------------------------------------------------------------
                                                                              2,465,866
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 21.0%
     71,900   Apache Corp.................................................    4,228,619
     65,450   Diamond Offshore Drilling, Inc. ............................    2,298,931
    249,200   EOG Resources, Inc. ........................................    8,348,200
    302,340   Global Industries, Ltd. (a).................................    5,706,668
     87,800   Global Marine Inc. .........................................    2,474,863
     84,200   Houston Exploration Co. (a).................................    2,115,525
    183,400   Newfield Exploration Co. (a)................................    7,175,525
     14,000   Noble Affiliates Inc. ......................................      521,500
    212,820   Noble Drilling Corp. (a)....................................    8,765,524
    137,200   Transocean Sedco Forex Inc. ................................    7,331,625
---------------------------------------------------------------------------------------
                                                                             48,966,980
---------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 1.8%
    323,700   Smurfit-Stone Container Corp. (a)...........................    4,167,638
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.8%
    107,190   IntraBiotics Pharmaceuticals, Inc. (a)......................    2,860,633
     99,500   United Therapeutics Corp. (a)...............................   10,783,313
---------------------------------------------------------------------------------------
                                                                             13,643,946
---------------------------------------------------------------------------------------
REITS -- 0.2%
     10,000   Pinnacle Holdings Inc. (a)..................................      540,000
---------------------------------------------------------------------------------------
RETAIL -- 2.1%
    145,120   BJ's Wholesale Club, Inc. (a)...............................    4,788,960
     49,660   Gymboree Corp. (a)..........................................      148,980
---------------------------------------------------------------------------------------
                                                                              4,937,940
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.0%
     24,200   Dupont Photomasks, Inc. (a).................................  $ 1,657,700
        600   Marvell Technology Group Ltd. (a)...........................       34,200
     13,600   MKS Instruments, Inc. (a)...................................      532,100
---------------------------------------------------------------------------------------
                                                                              2,224,000
---------------------------------------------------------------------------------------
SOFTWARE -- 16.2%
     24,560   Aspen Technology, Inc. (a)..................................      945,560
     28,300   Cerner Corp. (a)............................................      771,175
     23,460   Chordiant Software, Inc. (a)................................      390,023
     17,100   Covad Communications Group, Inc. (a)........................      275,738
    135,100   CSG Systems International, Inc. (a).........................    7,574,044
     61,200   ePresence, Inc. (a).........................................      443,700
     29,800   The InterCept Group, Inc. (a)...............................      506,600
     26,000   Intuit Inc. (a).............................................    1,075,750
      5,700   iVillage Inc. (a)...........................................       48,094
     72,300   National Data Corp..........................................    1,662,900
     30,500   Netzee, Inc. (a)............................................      174,422
     64,575   Peregrine Systems, Inc. (a).................................    2,239,945
    269,065   S1 Corp. (a)................................................    6,272,578
     75,440   SportsLine.com, Inc. (a)....................................    1,287,195
    121,400   Switchboard Inc. (a)........................................    1,214,000
     74,078   VeriSign Inc. (a)...........................................   13,074,672
      5,700   Ziff Davis Inc -- ZDNet (a).................................       51,300
---------------------------------------------------------------------------------------
                                                                             38,007,696
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.7%
      8,600   Allegiance Telecom, Inc. (a)................................      550,400
    154,600   American Tower Corp. (a)....................................    6,444,888
     18,800   Aware, Inc. (a).............................................      961,150
     13,100   Comverse Technology, Inc. (a)...............................    1,218,300
        430   i3 Mobile, Inc. (a).........................................        7,901
      7,100   ICG Communications, Inc. (a)................................      156,644
     23,500   MGC Communications, Inc. (a)................................    1,408,531
     14,900   Tekelec (a).................................................      717,994
     27,900   Time Warner Telecom Inc., Class A Shares (a)................    1,796,063
---------------------------------------------------------------------------------------
                                                                             13,261,871
---------------------------------------------------------------------------------------
TELEPHONE -- 0.3%
     21,600   Intermedia Communications, Inc. (a).........................      642,600
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $193,490,317)...................  218,925,809
---------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM SECURITY -- 6.5%
$15,300,000   Federal Home Loan Bank, 6.540% due 7/3/00
                (Cost -- $15,294,440).....................................    15,294,440
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $208,784,757**)..........  $234,220,249
----------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.0%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.7%
    45,300   Boeing Co. .................................................    $  1,894,106
    11,480   General Dynamics Corp. .....................................         599,830
    21,310   United Technologies Corp. ..................................       1,254,626
-----------------------------------------------------------------------------------------
                                                                                3,748,562
-----------------------------------------------------------------------------------------
BANKS -- 1.3%
    29,280   Chase Manhattan Corp. ......................................       1,348,710
    17,700   PNC Financial Services Group................................         829,687
     1,200   State Street Corp. .........................................         127,275
    27,800   U.S. Bancorp. ..............................................         535,150
-----------------------------------------------------------------------------------------
                                                                                2,840,822
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.8%
    23,800   Anheuser-Busch Cos. Inc. ...................................       1,777,562
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
    20,900   Rohm & Haas Co. ............................................         721,050
-----------------------------------------------------------------------------------------
COMPUTERS -- 16.0%
     5,500   Ancor Communications Inc. (a)...............................         196,710
    25,700   Cabletron Systems, Inc. (a).................................         648,925
   113,320   Cisco Systems, Inc. (a).....................................       7,202,902
    28,800   Compaq Computer Corp. ......................................         736,200
    32,800   Computer Sciences Corp. (a).................................       2,449,750
    16,300   Dell Computer Corp. (a).....................................         803,793
    72,700   EMC Corp. (a)...............................................       5,593,356
    18,800   Hewlett-Packard Co. ........................................       2,347,650
    16,300   International Business Machines Corp. ......................       1,785,868
    35,670   Oracle Corp. (a)............................................       2,998,509
    23,500   Seagate Technology, Inc. (a)................................       1,292,500
    62,880   Sun Microsystems, Inc. (a)..................................       5,718,150
    25,097   VERITAS Software Corp. (a)..................................       2,836,353
-----------------------------------------------------------------------------------------
                                                                               34,610,666
-----------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 0.8%
    28,960   Colgate-Palmolive Co. ......................................       1,733,980
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
    67,898   Associates First Capital Corp. .............................       1,514,974
    20,400   Capital One Financial Corp. ................................         910,350
    40,500   Freddie Mac.................................................       1,640,250
     5,600   Lehman Brothers Holdings Inc. ..............................         529,550
    11,200   Merrill Lynch & Co., Inc. ..................................       1,288,000
     8,800   Morgan Stanley Dean Witter & Co. ...........................         732,600
    11,910   Providian Financial Corp. ..................................       1,071,900
-----------------------------------------------------------------------------------------
                                                                                7,687,624
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRIC -- 1.7%
    19,000   The AES Corp. (a)...........................................    $    866,875
    21,326   Flextronics International Ltd. (a)..........................       1,464,829
     4,800   SCI Systems Inc. (a)........................................         188,100
    26,800   Solectron Corp. (a).........................................       1,122,250
-----------------------------------------------------------------------------------------
                                                                                3,642,054
-----------------------------------------------------------------------------------------
FOOD -- 2.2%
    15,200   The Quaker Oats Co. ........................................       1,141,900
    80,080   Safeway Inc. (a)............................................       3,613,610
-----------------------------------------------------------------------------------------
                                                                                4,755,510
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.2%
    11,780   Bowater Inc. ...............................................         519,792
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.3%
     5,100   SPX Corp. (a)...............................................         616,781
-----------------------------------------------------------------------------------------
HEALTHCARE -- 1.3%
    14,600   Bausch & Lomb Inc. .........................................       1,129,675
    34,550   Medtronic, Inc. ............................................       1,721,021
-----------------------------------------------------------------------------------------
                                                                                2,850,696
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.6%
    30,220   The Clorox Co. .............................................       1,354,233
-----------------------------------------------------------------------------------------
INSURANCE -- 3.0%
     9,200   AFLAC INC. .................................................         422,625
    18,320   American International Group, Inc. .........................       2,152,600
    32,960   AXA Financial, Inc. ........................................       1,120,640
    22,160   Hartford Financial Services Group, Inc. ....................       1,239,575
     8,100   Marsh & Mclennan Cos., Inc. ................................         845,943
    15,580   MetLife, Inc. (a)...........................................         328,153
     9,500   St. Paul Cos., Inc. ........................................         324,187
-----------------------------------------------------------------------------------------
                                                                                6,433,723
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.0%
    32,000   Deere & Co. ................................................       1,184,000
    24,400   Ingersoll-Rand Co. .........................................         982,100
-----------------------------------------------------------------------------------------
                                                                                2,166,100
-----------------------------------------------------------------------------------------
MEDIA -- 3.5%
    28,780   Comcast Corp., Class A Shares (a)...........................       1,165,590
    38,825   Infinity Broadcasting Corp., Class A Shares (a).............       1,414,685
    24,190   Time Warner, Inc. ..........................................       1,838,440
    30,780   Tribune Co. ................................................       1,077,300
    29,545   Viacom Inc., Non Voting (a).................................       2,014,599
-----------------------------------------------------------------------------------------
                                                                                7,510,614
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
METALS - DIVERSIFIED -- 5.5%
    16,200   Alcoa, Inc. ................................................    $    469,800
   107,100   General Electric Co. .......................................       5,676,300
   122,600   Tyco International Ltd. ....................................       5,808,175
-----------------------------------------------------------------------------------------
                                                                               11,954,275
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 8.1%
    23,600   Baker Hughes Inc. ..........................................         755,200
    52,674   BP Amoco PLC ADR............................................       2,979,373
    97,420   Conoco Inc., Class B Shares.................................       2,392,878
     2,920   Cooper Cameron Corp. (a)....................................         192,720
     8,180   Devon Energy Corp. .........................................         459,613
    16,600   EOG Resources, Inc. ........................................         556,100
    46,061   Exxon Mobil Corp. ..........................................       3,615,788
    66,900   Global Marine Inc. (a)......................................       1,885,743
    26,200   Noble Drilling Corp. (a)....................................       1,079,112
    21,300   Santa Fe International Corp. ...............................         744,168
    34,200   Transocean Sedco Forex Inc. (a).............................       1,827,562
    23,500   Weatherford International, Inc. (a).........................         935,593
-----------------------------------------------------------------------------------------
                                                                               17,423,850
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.2%
    27,180   Owens-Illinois Inc. (a).....................................         317,666
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
    30,170   American Home Products Corp. ...............................       1,772,487
    67,830   Bristol-Myers Squibb Co. ...................................       3,951,097
    54,875   Pfizer, Inc. ...............................................       2,634,000
    93,410   Pharmacia & Upjohn, Inc. ...................................       4,828,129
-----------------------------------------------------------------------------------------
                                                                               13,185,713
-----------------------------------------------------------------------------------------
PIPELINES -- 0.4%
    19,800   Williams Cos., Inc. ........................................         825,412
-----------------------------------------------------------------------------------------
RETAIL -- 3.6%
    92,520   CVS Corp. ..................................................       3,700,800
    98,005   Office Depot Inc. (a).......................................         612,531
    39,200   Radioshack Corp. ...........................................       1,857,100
    29,270   Wal-Mart Stores, Inc. ......................................       1,686,683
-----------------------------------------------------------------------------------------
                                                                                7,857,114
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 7.8%
    14,920   Analog Devices, Inc. (a)....................................       1,133,920
    23,200   Atmel Corp. (a).............................................         855,500
    13,600   Fairchild Semiconductor Corp. (a)...........................         550,800
    66,900   Intel Corp. ................................................       8,943,693
    28,800   Lam Research Corp. (a)......................................       1,080,000
    16,000   LSI Logic Corp. (a).........................................         866,000
    35,600   Micron Technology Inc. (a)..................................       3,135,025

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 7.8% -- (CONTINUED)
     1,000   Novellus Systems Inc. (a)...................................    $     56,562
    15,300   Teradyne Inc. (a)...........................................       1,124,550
-----------------------------------------------------------------------------------------
                                                                               17,746,050
-----------------------------------------------------------------------------------------
SOFTWARE -- 8.2%
    33,500   America Online Inc. (a).....................................       1,767,125
    38,400   Automatic Data Processing, Inc. ............................       2,056,800
     6,300   BEA Systems, Inc. (a).......................................         311,456
    17,410   BMC Software, Inc. (a)......................................         635,192
     1,600   Business Objects SA ADR (a).................................         141,000
    13,110   Computer Associates International, Inc. ....................         671,068
     1,790   Digimarc Corp. (a)..........................................          68,915
     2,200   E.piphany, Inc. (a).........................................         235,812
    14,500   Fiserv Inc. (a).............................................         627,125
     6,000   i2 Technologies, Inc. (a)...................................         625,593
     1,900   InterWorld Corp. (a)........................................          38,950
     7,250   Liberate Technologies, Inc. (a).............................         212,515
     8,400   Macromedia, Inc. (a)........................................         812,175
    71,540   Microsoft Corp. (a).........................................       5,723,200
     4,600   Rational Software Corp. (a).................................         427,512
     1,790   Selectica, Inc. (a).........................................         125,411
     2,500   Siebel Systems Inc. (a).....................................         408,906
    11,230   Trintech Group PLC ADR (a)..................................         221,266
     9,280   VeriSign, Inc. (a)..........................................       1,637,920
-----------------------------------------------------------------------------------------
                                                                               16,747,941
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 8.6%
    17,900   Ciena Corp. (a).............................................       2,983,706
    18,900   Comverse Technology Inc. (a)................................       1,757,700
    14,255   Corning Inc. ...............................................       3,847,068
    63,100   Metromedia Fiber Network Inc. (a)...........................       2,504,281
    84,175   Motorola, Inc. .............................................       2,446,335
    64,480   Nortel Networks Corp. ......................................       4,400,760
     9,920   Tellabs, Inc. (a)...........................................         678,900
-----------------------------------------------------------------------------------------
                                                                               18,618,750
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.4%
     2,600   Allegiance Telecom Inc. (a).................................         166,400
    18,840   FLAG Telecom Holdings Ltd. (a)..............................         280,245
    59,700   Global Crossing Ltd. (a)....................................       1,570,856
     6,300   Level 3 Communications Inc. (a).............................         554,400
    31,000   Qwest Communications International Inc. (a).................       1,540,312
    49,960   Sprint Corp. (PCS Group) (a)................................       2,972,620
     3,700   Time Warner Telecom Inc. Class A (a)........................         238,187
     3,300   Winstar Communications, Inc. (a)............................         111,787
-----------------------------------------------------------------------------------------
                                                                                7,434,807
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TELEPHONE -- 2.8%
    19,910   Bell Atlantic Corp.+........................................    $  1,011,676
     3,900   Intermedia Communications Inc. (a)..........................         116,025
    46,000   Sprint Corp. (Fon Group)....................................       2,346,000
    54,321   MCI Worldcom, Inc. (a)......................................       2,491,952
-----------------------------------------------------------------------------------------
                                                                                5,965,653
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $177,140,980)...................     201,047,000
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.5%
-----------------------------------------------------------------------------------------
FRANCE -- 0.1%
     1,700   Total Fina Elf SA, Class B Shares...........................         261,716
-----------------------------------------------------------------------------------------
JAPAN -- 1.1%
     1,600   Fast Retailing..............................................         671,423
    33,000   Hitachi Ltd. ...............................................         477,198
        85   Nippon Telegraph & Telephone Corp. .........................       1,132,744
-----------------------------------------------------------------------------------------
                                                                                2,281,365
-----------------------------------------------------------------------------------------
NETHERLANDS -- 1.6%
    28,000   Koniklijke..................................................       1,257,489
    34,000   Royal Dutch Petroleum Co. ..................................       2,121,761
-----------------------------------------------------------------------------------------
                                                                                3,379,250
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.7%
    21,770   AstraZeneca.................................................       1,017,074
   207,800   BAE Systems PLC.............................................       1,295,319
    56,300   HSBC Holdings...............................................         644,363
   192,701   Vodafone Airtouch PLC.......................................         781,839
-----------------------------------------------------------------------------------------
                                                                                3,738,595
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $9,721,894)....................       9,660,926
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM SECURITY -- 2.5%
$5,500,000   Federal Home Loan Bank, 6.540% due 7/3/00
             (Cost -- $5,498,001)........................................       5,498,001
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $192,360,875**)..........    $216,205,927
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                                           DISCIPLINED       MFS
                                               CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                  BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.......................  $15,936,688   $14,209,504   $20,428,143   $208,784,757   $192,360,875
  Foreign currency, at cost..................           --            --            --             --            202
--------------------------------------------------------------------------------------------------------------------
  Investments, at value......................  $16,147,611   $12,267,041   $20,757,956   $234,220,249   $216,205,927
  Foreign currency, at value.................           --            --            --             --            201
  Cash.......................................          103           799            84         45,239         83,385
  Dividends and interest receivable..........       74,638        27,836         7,544         13,931         91,550
  Receivable for securities sold.............      472,840            --       503,361        101,682      1,731,165
  Receivable for open forward foreign
    currency contracts (Note 9)..............           --            --            --             --          1,879
  Receivable from manager....................       15,578        11,795        26,743         17,304             --
  Variation margin-open futures..............           --            --        10,275             --             --
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...............................   16,710,770    12,307,471    21,305,963    234,398,405    218,114,107
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable...........        7,775         6,246        13,279        141,353        138,747
  Administration fees payable................          777           625           997         10,601         11,877
  Payable for securities purchased...........      300,000            --       816,629        439,243      1,311,528
  Payable for open forward foreign currency
    contracts (Note 9).......................           --            --            --             --         18,745
  Accrued expenses...........................       18,244        19,072        25,199         24,904         37,105
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..........................      326,796        25,943       856,104        616,101      1,518,002
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $16,383,974   $12,281,528   $20,449,859   $233,782,304   $216,596,105
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital............................  $14,944,450   $14,190,577   $19,128,411   $179,905,276   $180,613,615
  Undistributed net investment income........      328,407       148,231        25,367             --         69,425
  Accumulated net investment loss............           --            --            --       (217,525)            --
  Accumulated net realized gain (loss) from
    security transactions and foreign
    currencies...............................      900,194      (114,817)      959,395     28,659,061     12,068,456
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies.......................      210,923    (1,942,463)      336,686     25,435,492     23,844,609
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $16,383,974   $12,281,528   $20,449,859   $233,782,304   $216,596,105
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...........................    1,382,101     1,461,833     1,963,640     12,277,878     15,896,523
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...................       $11.85         $8.40        $10.41         $19.04         $13.63
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                                 DISCIPLINED       MFS
                                                     CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP         MFS
                                                        BOND          STOCK         STOCK        GROWTH       RESEARCH
                                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.........................................  $  175,226    $    46,299   $   26,236    $   403,931   $   256,462
  Dividends........................................     208,410        160,975       79,928         89,908       577,534
  Less: Foreign withholding tax....................          --             --           --             --        (6,316)
------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..........................     383,636        207,274      106,164        493,839       827,680
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)................      41,246         39,346       71,960        617,737       728,243
  Audit and legal..................................       7,957          7,878        7,900         10,500        16,557
  Shareholder and system servicing fees............       6,621          6,609        6,526          7,500         8,968
  Administration fees (Note 2).....................       4,125          3,935        5,397         46,330        54,618
  Trustees' fees...................................       1,989          1,989        1,989          2,000         1,989
  Pricing service fees.............................       1,492             --           --             --           749
  Shareholder communications.......................       1,343          1,989        1,355          8,000        16,326
  Custody..........................................       1,343          1,487        9,945         18,000        30,869
  Registration fees................................         249            249          249            797           746
  Other............................................         348            348          347            500        14,750
------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...................................      66,713         63,830      105,668        711,364       873,815
  Less: Expense reimbursements (Note 2)............     (11,578)        (4,795)     (16,242)            --            --
------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES.....................................      55,135         59,035       89,426        711,364       873,815
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......................     328,501        148,239       16,738       (217,525)      (46,135)
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities).................................     900,464             --    1,239,356     29,565,374    12,255,990
    Futures contracts..............................          --             --     (202,359)            --            --
    Foreign currency transactions..................          --             --           --             --       115,560
------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN................................     900,464             --    1,036,997     29,565,374    12,371,550
------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures Contracts
  and Foreign Currencies:
    Beginning of period............................      87,850       (799,286)   1,006,171     16,911,017    25,233,307
    End of period..................................     210,923     (1,942,463)     336,686     25,435,492    23,844,609
------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION).................................     123,073     (1,143,177)    (669,485)     8,524,475    (1,388,698)
------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES...........................   1,023,537     (1,143,177)     367,512     38,089,849    10,982,852
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.......................................  $1,352,038    $  (994,938)  $  384,250    $37,872,324   $10,936,717
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)    FOR THE SIX MONTHS ENDED JUNE
                                                   30, 2000

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   328,501   $   148,239   $    16,738   $   (217,525)  $    (46,135)
  Net realized gain............................      900,464            --     1,036,997     29,565,374     12,371,550
  Change in net unrealized appreciation
    (depreciation).............................      123,073    (1,143,177)     (669,485)     8,524,475     (1,388,698)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................    1,352,038      (994,938)      384,250     37,872,324     10,936,717
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................     (317,473)     (259,131)      (33,902)            --             --
  Net realized gains...........................   (1,016,846)     (908,802)   (1,168,322)   (14,996,731)    (3,136,681)
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..............   (1,334,319)   (1,167,933)   (1,202,224)   (14,996,731)    (3,136,681)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............    4,225,831     1,611,340     9,507,712    111,928,075     60,976,263
  Net asset value of shares issued for
    reinvestment of dividends..................    1,334,319     1,167,933     1,202,224     14,996,731      3,136,681
  Cost of shares reacquired....................     (431,981)   (3,064,654)   (4,351,974)   (10,142,300)    (7,389,925)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................    5,128,169      (285,381)    6,357,962    116,782,506     56,723,019
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............    5,145,888    (2,448,252)    5,539,988    139,658,099     64,523,055
NET ASSETS:
  Beginning of period..........................   11,238,086    14,729,780    14,909,871     94,124,205    152,073,050
----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...............................  $16,383,974   $12,281,528   $20,449,859   $233,782,304   $216,596,105
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................     $328,407      $148,231       $25,367             --        $69,425
----------------------------------------------------------------------------------------------------------------------
* Accumulated net investment loss of:..........           --            --            --      $(217,525)            --
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                     31, 1999

                                                                             DISCIPLINED       MFS
                                               CONVERTIBLE     STRATEGIC      SMALL CAP      MID CAP          MFS
                                                   BOND          STOCK          STOCK         GROWTH        RESEARCH
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...............  $   320,295    $   259,181    $    41,597   $  (121,383)   $     21,165
  Net realized gain..........................    1,013,665        795,590      1,578,845    14,355,701       3,598,231
  Change in net unrealized appreciation
    (depreciation)...........................      120,709       (783,945)       658,336    15,856,309      21,064,476
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....    1,454,669        270,826      2,278,778    30,090,627      24,683,872
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................           --           (118)            --            --              --
  Net realized gains.........................       (8,610)            --             --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS..........................       (8,610)          (118)            --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...........    5,610,953     10,729,693      7,970,667    50,876,930      90,126,801
  Net asset value of shares issued for
    reinvestment of dividends................        8,610            118             --       130,485              --
  Cost of shares reacquired..................     (444,746)    (3,157,506)      (501,792)      (77,165)       (608,064)
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS.............................    5,174,817      7,572,305      7,468,875    50,930,250      89,518,737
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................    6,620,876      7,843,013      9,747,653    80,890,392     114,202,609
NET ASSETS:
  Beginning of year..........................    4,617,210      6,886,767      5,162,218    13,233,813      37,870,441
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................  $11,238,086    $14,729,780    $14,909,871   $94,124,205    $152,073,050
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:.................................     $317,379       $259,123        $42,531            --              --
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the MFS Mid Cap Growth Portfolio, a portion of accumulated net realized gains amounting to $100 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB,

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the six months ended June 30, 2000, Travelers Insurance reimbursed expenses in the amounts of $11,578, $4,795, and $16,242, for CB, SSP, and DSCS, respectively.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2000, CB, SSP, DSCS, MMCG, and MRP each paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2000, DSCS paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $176.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the six months ended June 30, 2000 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $  6,944,552    $  3,556,175
Strategic Stock Portfolio...................................     1,203,565              --
Disciplined Small Cap Stock Portfolio.......................    13,169,845       7,693,650
MFS Mid Cap Growth Portfolio................................   206,196,663     109,766,026
MFS Research Portfolio......................................   141,462,005      86,915,668
------------------------------------------------------------------------------------------

     At June 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 1,256,911    $(1,045,988)    $   210,923
Strategic Stock Portfolio...................................      590,600     (2,533,063)     (1,942,463)
Disciplined Small Cap Stock Portfolio.......................    2,536,587     (2,206,774)        329,813
MFS Mid Cap Growth Portfolio................................   42,125,652    (16,690,160)     25,435,492
MFS Research Portfolio......................................   33,491,689     (9,646,637)     23,845,052
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2000, the Portfolios did not enter into reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, DSCS had purchased three financial futures contracts on the Russell 2000 Index expiring in September 2000. The basis value of such contracts was $777,027. The market value of such contracts on June 30, 2000, was $783,900, resulting in an unrealized gain of $6,873.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios had no open purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2000, the Portfolios did not write any call or put option contracts.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At June 30, 2000, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                      CURRENCY      VALUE         DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.......................................   130,567     $197,664      7/3/00       $  1,879
Yen................................................. 4,370,056       41,303      7/3/00            (97)
--------------------------------------------------------------------------------------------------------
                                                                                                 1,782
--------------------------------------------------------------------------------------------------------
TO SELL:
Euro................................................   701,417      672,377     7/31/00        (13,220)
Euro................................................   406,632      389,796     7/31/00         (5,428)
--------------------------------------------------------------------------------------------------------
                                                                                               (18,648)
--------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts.........................................                                          $(16,866)
--------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2000, there were no when-issued securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 2000, there were no mortgage dollar roll transactions held by the Portfolios.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2000, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2000, there were no loaned securities held by the Portfolios.

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO:
Shares sold.................................................         341,613              535,002
Shares issued on reinvestment...............................         114,239                  825
Shares reacquired...........................................         (35,409)             (42,467)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         420,443              493,360
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO:
Shares sold.................................................         172,654            1,070,362
Shares issued on reinvestment...............................         134,710                   11
Shares reacquired...........................................        (328,493)            (315,343)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (21,129)             755,030
-----------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO:
Shares sold.................................................         853,619              869,308
Shares issued on reinvestment...............................         117,519                   --
Shares reacquired...........................................        (404,194)             (54,806)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         566,944              814,502
-----------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO:
Shares sold.................................................       6,283,879            4,406,616
Shares issued on reinvestment...............................         816,815               12,264
Shares reacquired...........................................        (551,301)              (6,624)
-----------------------------------------------------------------------------------------------------
Net Increase................................................       6,549,393            4,412,256
-----------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO:
Shares sold.................................................       4,562,071            8,114,832
Shares issued on reinvestment...............................         232,003                   --
Shares reacquired...........................................        (545,701)             (53,683)
-----------------------------------------------------------------------------------------------------
Net Increase................................................       4,248,373            8,061,149
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 CONVERTIBLE BOND PORTFOLIO                   2000(1)(2)      1999(2)       1998(3)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.69          $9.86       $10.00
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................      0.29           0.46         0.22
  Net realized and unrealized gain (loss)...................      0.93           1.38        (0.12)
---------------------------------------------------------------------------------------------------
Total Income From Operations................................      1.22           1.84         0.10
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.25)            --        (0.22)
  Net realized gains........................................     (0.81)         (0.01)       (0.02)
---------------------------------------------------------------------------------------------------
Total Distribution..........................................     (1.06)         (0.01)       (0.24)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $11.85         $11.69        $9.86
---------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     10.55%++       18.70%        0.98%++
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................   $16,384        $11,238       $4,617
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................      0.80%+         0.80%        0.80%+
  Net investment income.....................................      4.78+          4.33         4.31+
---------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        27%            79%           7%
---------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $11,578, $32,000 and $24,996 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.97%+               1.23%                1.86%+

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 STRATEGIC STOCK PORTFOLIO                    2000(1)      1999(2)      1998(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $9.93        $9.46      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................     0.12         0.21        0.12
  Net realized and unrealized gain (loss)...................    (0.76)        0.26       (0.54)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................    (0.64)        0.47       (0.42)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.20)       (0.00)*     (0.12)
  Net realized gains........................................    (0.69)          --          --
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.89)       (0.00)*     (0.12)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $8.40        $9.93       $9.46
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................    (6.76)%++     4.97%      (4.24)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $12,282      $14,730      $6,887
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................     0.90%+       0.90%       0.90%+
  Net investment income.....................................     2.27+        2.09        2.42+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        0%          80%          1%
-----------------------------------------------------------------------------------------------

           DISCIPLINED SMALL CAP STOCK PORTFOLIO              2000(1)      1999(2)      1998(3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.68        $8.87      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................     0.00*        0.04        0.03
  Net realized and unrealized gain (loss)...................     0.38         1.77       (1.13)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.38         1.81       (1.10)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.02)          --       (0.03)
  Net realized gains........................................    (0.63)          --          --
  Capital...................................................       --           --       (0.00)*
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.65)          --       (0.03)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $10.41       $10.68       $8.87
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     3.69%++     20.41%     (11.04)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $20,450      $14,910      $5,162
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(6)............................................     1.00%+       1.00%       1.00%+
  Net investment income.....................................     0.19+        0.46        0.64+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       45%          94%         89%
-----------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares methods.

(3) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $4,795, $11,500 and $21,016 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $16,242, $44,300 and $45,146 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                  PER SHARE DECREASES                  EXPENSE RATIOS WITHOUT
                                               IN NET INVESTMENT INCOME                 EXPENSE REIMBURSEMENT
                                             -----------------------------         -------------------------------
                                             2000        1999        1998           2000        1999         1998
                                             -----       -----       -----         ------       -----       ------
Strategic Stock Portfolio                    $0.00*      $0.01       $0.03         0.98%+       0.99%       1.51%+
Disciplined Small Cap Stock Portfolio         0.01        0.05        0.08         1.18+        1.49        2.98+

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(6) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                MFS MID CAP GROWTH PORTFOLIO                  2000(1)       1999(2)       1998(2)(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $16.43        $10.05        $10.00
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(4)....................................     (0.02)        (0.04)        (0.02)
  Net realized and unrealized gain..........................      3.95          6.46          0.07
----------------------------------------------------------------------------------------------------
Total Income From Operations................................      3.93          6.42          0.05
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains........................................     (1.32)        (0.04)           --
----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (1.32)        (0.04)           --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $19.04        $16.43        $10.05
----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     24.23%++      64.17%         0.50%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $233,782       $94,124       $13,234
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................      0.92%+        1.00%         1.00%+
  Net investment loss.......................................     (0.28)+       (0.33)        (0.25)+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        76%          162%          100%
----------------------------------------------------------------------------------------------------
                               MFS RESEARCH PORTFOLIO         2000(1)       1999(2)        1998(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $13.06        $10.56        $10.00
----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(4)...........................     (0.00)*        0.00*         0.01
  Net realized and unrealized gain..........................      0.77          2.50          0.57
----------------------------------------------------------------------------------------------------
Total Income From Operations................................      0.77          2.50          0.58
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --            --         (0.02)
  Net realized gains........................................     (0.20)           --            --
  Capital...................................................        --            --         (0.00)*
----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (0.20)           --         (0.02)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $13.63        $13.06        $10.56
----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................      5.92%++      23.67%         5.77%++
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $216,596      $152,073       $37,870
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................      0.96%+        0.99%         1.00%+
  Net investment income (loss)..............................     (0.05)+        0.02          0.42+
----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        49%           85%           54%
----------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the average shares method.

(3) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                             PER SHARE DECREASES                         EXPENSE RATIOS WITHOUT
                                           IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
                                          --------------------------                   ---------------------------
                                          1999                 1998                    1999                  1998
                                          -----                -----                   -----                ------
MFS Mid Cap Growth Portfolio              $0.01                $0.04                   1.07%                1.62%+
MFS Research Portfolio                       --                 0.01                     --                 1.37+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *   Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                      (This page intentionally left blank)

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-00) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 2000


                The Travelers Series Trust:

                Zero Coupon Bond Fund Portfolio Series 2000
                Zero Coupon Bond Fund Portfolio Series 2005






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS:
SERIES 2000 AND 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series Trust:
Zero Coupon Bond Fund Portfolios: Series 2000 and 2005 ("Portfolio(s)") for the period ended June 30, 2000. This letter briefly discusses general economic and market conditions and the investment strategies of the Portfolios. The information provided represents the opinion of the manager and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the Portfolios.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report useful and informative.

MARKET AND ECONOMIC OVERVIEW

For the sixth consecutive time in the last year, the Federal Reserve Board ("Fed") acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which could foster inflation and jeopardize the economy's performance. In theory, higher rates could potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, for the time being the Fed decided against further rate increases. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

PORTFOLIO PERFORMANCE

The two Zero Coupon Bond Fund Portfolios began operations on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and the Travelers Life and Annuity Company. The two Portfolios have target maturity dates of December 2000 and December 2005, respectively. Shareholders of the Zero Coupon Bond Fund Portfolio Series 2000 will receive more information regarding the Portfolio's maturity in the fall.

The Portfolios invest primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupon bonds, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer return based upon the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Portfolio is managed (immunized) to have a duration equal to a zero-coupon bond due on its maturity date. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) To boost its yield potential, we have added zero coupon corporate bonds. Because these are generally hard to find, we buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust the duration of each Portfolio.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 returned 3.02% for the six months ended June 30, 2000 versus the Merrill Lynch Zero Coupon 5-Year Index(1) return of 3.02% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 returned 5.54% for the six months ended June 30, 2000 versus the Merrill Lynch Zero Coupon 10-Year Index(2) total return of a 6.02% for the same period.

Our sincere thanks for investing in The Travelers Series Trust: Zero Coupon Bond Fund Portfolios: Series 2000 and 2005. We look forward to serving your investment needs in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 27, 2000

---------------

(1) Merrill Lynch Zero Coupon 5-Year Index is comprised of U.S. government stripped securities that have a maturity of less than five years. An investor cannot invest directly in an index.

(2) Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities that have a maturity of less than ten years. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+                  3.02%
    Year Ended 6/30/00                         5.20%
    10/11/95* through 6/30/00                  5.72%

                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 6/30/00                 30.06%
    (*) Commencement of operations.
    (+) Total return is not annualized, as
        it may not be representative of the
        total return for the year.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1999. The Merrill Lynch Zero Coupon 5-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than five years.

[PERFORMANCE GRAPH - SERIES 2000]

                                                              ZERO COUPON BOND FUND PORTFOLIO    MERRILL LYNCH ZERO COUPON 5-YEAR
                                                                        SERIES 2000                           INDEX
                                                              -------------------------------    --------------------------------
10/11/95                                                                 $10000.00                          $10000.00
12/31/95                                                                  10310.00                           10405.00
12/31/96                                                                  10596.00                           10648.00
6/30/97                                                                   10841.00                           10924.00
12/31/97                                                                  11359.00                           11226.00
6/30/98                                                                   11748.00                           11595.00
12/31/98                                                                  12220.00                           12030.00
6/30/99                                                                   12363.00                           12166.00
12/31/99                                                                  12625.00                           12435.00
6/30/00                                                                   13006.00                           12810.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+                 5.54%
    Year Ended 6/30/00                        4.65%
    10/11/95 through 6/30/00                  6.11%

                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 6/30/00                32.34 %
    (*) Commencement of operations.
    (+) Total return is not annualized, as
        it may not be representative of the
        total return for the year.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1999. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.

[PERFORMANCE GRAPH - SERIES 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO    MERRILL LYNCH ZERO COUPON 10-YEAR
                                                                        SERIES 2005                           INDEX
                                                              -------------------------------    ---------------------------------
10/11/95                                                                 $10000.00                          $10000.00
12/31/95                                                                  10480.00                           10687.00
12/31/96                                                                  10580.00                           10584.00
6/30/97                                                                   10802.00                           10829.00
12/31/97                                                                  11810.00                           11101.00
6/30/98                                                                   12358.00                           11642.00
12/31/98                                                                  13258.00                           12542.00
6/30/99                                                                   12646.00                           11903.00
12/31/99                                                                  12540.00                           11820.00
6/30/00                                                                   13234.00                           12532.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT    RATING(a)                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.4%
$400,000    AAA        U.S. Treasury Bill, zero coupon to yield 5.980% due
                         12/7/2000 (Cost -- $389,675)..............................  $  389,688
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
  18,388    AAA        Federal Home Loan Mortgage Corp., zero coupon bond to yield
                         7.180% due 9/15/18 (Cost -- $18,199)......................      17,962
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 8.6%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.0%
  65,000    AAA        Exxon Capital Ventures, Inc., zero coupon guaranteed notes
                         to yield 6.630% due 2/15/01...............................      62,319
-----------------------------------------------------------------------------------------------
FOODS -- 2.9%
  70,000    A+         Archer-Daniels-Midland Co., Debentures, zero coupon bond to
                         yield 6.320% due 5/1/02...................................      61,600
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.7%
  56,000    AA-        AT&T Corp., 9.650% due 10/1/03..............................      57,400
-----------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $184,478)               181,319
-----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 8.3%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.3%
  65,000    A+         American Express Co., Bonds, zero coupon bond to yield
                         6.110% due 12/12/00.......................................      63,001
  50,000    A+         IBM International Finance NV, Bonds, 6.250% due 10/10/00....      49,843
-----------------------------------------------------------------------------------------------
                                                                                        112,844
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.0%
  64,000    AA+        Kingdom of Sweden, Notes, zero coupon notes to yield 5.710%
                         due 7/31/00...............................................      63,648
-----------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS AND NOTES (Cost -- $176,920)                 176,492
-----------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 16.5%
 350,000               Federal National Mortgage Association, 6.460% due 7/6/00
                         (Cost -- $349,812)........................................     349,812
-----------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $1,119,084)                     1,115,273
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 47.3%
 500,000               Chase Manhattan Bank, 6.250% due 7/3/00; Proceeds at
                       maturity -- $500,260; (Fully collateralized by U.S. Treasury
                       Notes; 7.125% due 2/15/23; Market value -- $512,438)........     500,000
 500,000               CS First Boston Bank, 6.550% due 7/3/00; Proceeds at
                       maturity -- $500,272; (Fully collateralized by U.S. Treasury
                       Notes; 6.250% due 1/31/02; Market value -- $510,228)........     500,000
-----------------------------------------------------------------------------------------------
                       TOTAL REPURCHASE AGREEMENTS (Cost -- $1,000,000)               1,000,000
-----------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $2,119,084*)               $2,115,273
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
--------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 81.1%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due 8/15/05.......................$  978,399
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due 11/15/05...................... 1,085,385
   450,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due 5/15/07.......................   295,880
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due 2/15/09.......................   536,318
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $2,893,441)                                    2,895,982
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 9.0%
--------------------------------------------------------------------------------------------------------------------------
FOOD -- 7.3%
    70,000    A+         Archer-Daniels-Midland Co., Debentures, zero coupon bond to yield 6.320% due 5/1/02....    61,600
   180,000    A+         Diageo PLC, Notes, zero coupon note to yield 7.070% due 1/6/04.........................   139,275
    80,000    A+         General Mills Inc., zero coupon bond to yield 6.560% due 8/15/04.......................    59,900
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   260,775
--------------------------------------------------------------------------------------------------------------------------
INSURANCE -- 1.7%
    80,000    AAA        American International Group, zero coupon bond to yield 6.380% due 8/15/04.............    58,900
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $324,828)                                        319,675
--------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 3.5%
--------------------------------------------------------------------------------------------------------------------------
BANKING -- 1.9%
    75,000    A+         Chemical New York NV Corp., zero coupon bond to yield 6.620% due 2/16/02.................  66,460
--------------------------------------------------------------------------------------------------------------------------
OIL -- 1.6%
    80,000    AAA        Exxon Capital Corp., zero coupon note to yield 6.340% due 11/15/04.....................    58,678
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $127,924)                                          125,138
--------------------------------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $3,346,193)                                              3,340,795
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
   230,000               CS First Boston Bank, 6.550% due 7/3/00; Proceeds at maturity -- $230,123; (Fully collateralized by U.S. Treasury Bill due 1/31/02; Market value -- $235,175)
                           (Cost -- $230,000)...................................................................   230,000
--------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $3,576,193*)                                        $3,570,795
--------------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1,
2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
          generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
          elements are likely to change, such changes as can be
          visualized are most unlikely to impair the fundamentally
          strong position of these bonds.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all
          standards. Together with the Aaa group they comprise what
          are generally known as high grade bonds. They are rated
          lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
          protective elements may be of greater amplitude, or there
          may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Factors giving security to principal and interest are
          considered adequate, but elements may be present that
          suggest a susceptibility to impairment some time in the
          future.
Baa  --   Bonds rated "Baa" are considered to be medium grade
          obligations, i.e., they are neither highly protected nor
          poorly secured. Interest payment and principal security
          appear adequate for the present but certain protective
          elements may be lacking or may be characteristically
          unreliable over any great length of time. Such bonds lack
          outstanding investment characteristics and in fact have
          speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,119,084 and $3,346,193,
     respectively)..........................................  $1,115,273    $3,340,795
  Repurchase agreements, at value (Cost -- $1,000,000 and
     $230,000, respectively)................................   1,000,000       230,000
  Cash......................................................     351,526           648
  Dividends and interest receivable.........................       3,783            41
  Receivable from affiliate.................................      28,654        30,250
---------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   2,499,236     3,601,734
---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................     349,812            --
  Management fees payable...................................         157           300
  Administration fees payable...............................         105           160
  Accrued expenses..........................................      14,464        18,760
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................     364,538        19,220
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $2,134,698    $3,582,514
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $2,081,148    $3,479,876
  Undistributed net investment income.......................      61,818       100,229
  Accumulated net realized gain (loss) from security
     transactions...........................................      (4,457)        7,807
  Net unrealized depreciation of investments................      (3,811)       (5,398)
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $2,134,698    $3,582,514
---------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     206,313       335,054
---------------------------------------------------------------------------------------
NET ASSET VALUE.............................................      $10.35        $10.69
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                ZERO COUPON    ZERO COUPON
                                                                 BOND FUND      BOND FUND
                                                                 PORTFOLIO      PORTFOLIO
                                                                SERIES 2000    SERIES 2005
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  TOTAL INVESTMENT INCOME...................................    $   63,395      $102,673
------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................        13,000        13,000
  Shareholder and system servicing fees.....................         7,500         7,500
  Shareholder communications................................         4,000         5,500
  Directors' fees...........................................         2,000         2,000
  Management fees (Note 2)..................................         1,047         1,611
  Administration fees (Note 2)..............................           628           959
  Custody...................................................           600           600
  Pricing service fees......................................           450           450
  Other.....................................................           500           446
------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................        29,725        32,066
  Less: Expense reimbursement (Note 2)......................       (28,154)      (29,650)
------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         1,571         2,416
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................        61,824       100,257
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales....................................     1,179,264       951,966
     Cost of securities sold................................     1,178,842       924,173
------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................           422        27,793
------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
     Beginning of period....................................        (3,500)      (48,979)
     End of period..........................................        (3,811)       (5,398)
------------------------------------------------------------------------------------------
  (INCREASE) DECREASE IN NET UNREALIZED DEPRECIATION........          (311)       43,581
------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................           111        71,374
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................    $   61,935      $171,631
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE30, 2000


                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   61,824    $  100,257
  Net realized gain.........................................         422        27,793
  (Increase) decrease in net unrealized depreciation........        (311)       43,581
---------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      61,935       171,631
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (111,375)     (174,390)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (111,375)     (174,390)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................     114,307       615,131
  Net asset value of shares issued for reinvestment of
     dividends..............................................     111,375       174,390
  Cost of shares reacquired.................................    (100,547)     (204,751)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     125,135       584,770
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................      75,695       582,011
NET ASSETS:
  Beginning of period.......................................   2,059,003     3,000,503
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $2,134,698    $3,582,514
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $61,818      $100,229
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  111,369    $  174,362
  Net realized loss.........................................          --       (12,291)
  Increase in net unrealized depreciation...................     (46,878)     (335,915)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      64,491      (173,844)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          --            --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          --            --
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..........................      68,250       278,000
  Net asset value of shares issued for reinvestment of
     dividends..............................................          --            --
  Cost of shares reacquired.................................     (26,391)     (274,060)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      41,859         3,940
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     106,350      (169,904)
NET ASSETS:
  Beginning of year.........................................   1,952,653     3,170,407
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $2,059,003    $3,000,503
=======================================================================================
* Includes undistributed net investment income of:..........    $111,369      $174,362
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust, another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2000, each Portfolio, Series 2000 and Series 2005, paid transfer agent fees of $2,500, respectively to CFTC.

     For the six months ended June 30, 2000, Travelers Insurance has agreed to reimburse Series 2000 and Series 2005 for expenses in the amount of $28,154 and $29,650, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                SERIES        SERIES
                                                                 2000          2005
--------------------------------------------------------------------------------------
Purchases...................................................  $  379,802    $1,423,309
Sales.......................................................   1,179,264       951,966
--------------------------------------------------------------------------------------

     At December 31, 1999, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              SERIES      SERIES
                                                               2000        2005
---------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $    13    $ 15,593
Gross unrealized depreciation...............................   (3,824)    (20,991)
---------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,811)   $ (5,398)
---------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $4,400 and $200, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                                         2005
------------------------------------------------------------------------------
Series 2000.........................................................    $4,400
Series 2005.........................................................       200
------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                JUNE 30, 2000      DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold.................................................        10,649                6,519
Shares issued on reinvestment...............................        10,771                   --
Shares reacquired...........................................        (9,328)              (2,538)
----------------------------------------------------------------------------------------------------
Net Increase................................................        12,092                3,981
====================================================================================================
SERIES 2005
Shares sold.................................................        55,805               25,360
Shares issued on reinvestment...............................        16,390                   --
Shares reacquired...........................................       (18,829)             (25,163)
----------------------------------------------------------------------------------------------------
Net Increase................................................        53,366                  197
====================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000    2000(1)       1999        1998        1997        1996         1995(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....       $10.60       $10.26      $10.09       $9.96      $10.31        $10.00
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..............         0.30         0.57        0.59        0.59        0.50          0.13
  Net realized and unrealized gain
     (loss).............................         0.02        (0.23)       0.17        0.13       (0.22)         0.18
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations............         0.32         0.34        0.76        0.72        0.28          0.31
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................        (0.57)          --       (0.59)      (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions.....................        (0.57)          --       (0.59)      (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........       $10.35       $10.60      $10.26      $10.09       $9.96        $10.31
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................         3.02%++      3.31%       7.58%       7.20%       2.76%         3.10%++
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......       $2,135       $2,059      $1,953      $1,757      $1,565        $1,029
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)........................         0.15%+       0.15%       0.15%       0.15%       0.15%         0.15%+
  Net investment income.................         5.90+        5.61        5.74        5.88        5.74          5.61+
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................           23%           0%          0%         29%         33%           34%
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(3) For the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $28,154, $52,335, $35,705, $27,177, $31,032 and $14,257 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                EXPENSE RATIOS
                 PER SHARE DECREASES            WITHOUT EXPENSE
               TO NET INVESTMENT INCOME          REIMBURSEMENT
               ------------------------         ---------------
  2000                  $0.14                         2.84%+
  1999                   0.27                         2.79
  1998                   0.19                         2.09
  1997                   0.16                         1.80
  1996                   0.20                         2.49
  1995                   0.14                         6.51+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005   2000(1)(2)        1999          1998          1997          1996        1995(3)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $10.65         $11.26        $10.53         $9.97        $10.48        $10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................      0.34           0.62          0.55          0.60          0.48          0.13
  Net realized and unrealized gain (loss)...      0.25          (1.23)         0.74          0.56         (0.38)         0.35
------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........      0.59          (0.61)         1.29          1.16          0.10          0.48
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................     (0.55)            --         (0.56)        (0.60)        (0.61)           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions.........................     (0.55)            --         (0.56)        (0.60)        (0.61)           --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............    $10.69         $10.65        $11.26        $10.53         $9.97        $10.48
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................      5.54%++       (5.42)%       12.26%        11.63%         0.90%         4.80%++
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........    $3,583         $3,170        $2,357        $2,054        $1,050
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................      0.15%+         0.15%         0.15%         0.15%         0.15%         0.15%+
  Net investment income.....................      6.22+          5.68          5.63          6.11          6.14          5.89+
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................         5%            18%            3%            9%           17%           23%
------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(4) For the six months ended June 30, 2000 and the years ended December 31, 1999, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $29,650, $55,152, $38,063, $28,361, $30,922 and $14,256 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2000                  $0.10                          1.99%+
  1999                   0.20                          1.95
  1998                   0.14                          1.61
  1997                   0.13                          1.52
  1996                   0.15                          2.17
  1995                   0.14                          6.48+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      (This page intentionally left blank)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Semi-Annual) (8-00) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 2000


                The Travelers Series Trust:

                NWQ Large Cap Portfolio
                Jurika & Voyles Core Equity Portfolio






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Series
Trust -- NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolio(s)") for the period ended June 30, 2000. For your convenience, we have summarized each of the Portfolios' investment strategy during the reporting period and discussed some of the Portfolios' holdings in greater detail. The information provided represents the opinion of the managers and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the Portfolios. We hope you find this report useful and informative.

          The Performance of the Travelers Series Trust (1/1/00-6/30/00)(1)
                                                                    TOTAL RETURN
-------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................             0.42%
Jurika & Voyles Core Equity Portfolio.......................             4.57

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(2) and the NASDAQ Composite Index ("NASDAQ")(3) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large-capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have positive longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed could provide real earnings and had strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates 50 basis points(4). The specter of rising rates was a catalyst for the weak performance of all of the major indexes in the quarter ending June 30, 2000. The DJIA, which is dominated by Old Economy stocks, followed a negative first quarter performance with a decline of 8.44% in the first six months of 2000. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(5) of large-company stocks fell 0.43%, the Standard and Poor's MidCap 400 Index(6) of medium-size company stocks advanced 8.97% and the Russell 2000 Index(7) of small-company stocks returned 3.04% for the same period.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed actions intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which could foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent decision.

---------------

1 Total return is not annualized, as it may not be representative of the total return for the year. Also, please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest directly in an index.

3 The NASDAQ is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

6 The Standard & Poor's MidCap 400 Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.

7 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was made against more increases for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

PORTFOLIO UPDATES(8)

NWQ LARGE CAP PORTFOLIO

For the six months ended June 30, 2000, the NWQ Large Cap Portfolio ("Portfolio") posted a return of 0.42%. In comparison, the S&P 500 returned a negative 0.43% for the same period.

During the period, there was a higher degree of turnover (i.e., number of times an asset is replaced during a reporting period) than usual. The Portfolio's manager added a number of new positions during the reporting period, such as Tyco International (a diversified manufacturing and service company), CVS Drugstores (a leader in the retail drugstore industry in the United States) and Worldcom (broad range of communications, outsourcing and managed network services).

During the reporting period, the Portfolio suffered from a few disappointments. The most prominent was the decline in Staples (an office supply retail chain). However, the manager maintained the Portfolio's position in Staples because he believed the stock market overreacted to what he deemed to be the company's short-term problems.

In several sectors, the manager eliminated positions where either the company had posted disappointing earnings or the manager believed the industry outlook was diminished in light of a more restrictive monetary policy. As a result, the manager eliminated positions in UNUM (a major provider of group and individual disability insurance in North America, the United Kingdom and Japan), Allstate (engaged principally in the United States and Canada, in the property-liability insurance, life insurance and annuity businesses) and Xerox (global company that offers the widest array of document-related business solutions, products and services).

Most of the proceeds from these sales were allocated to the energy sector. The manager increased the Portfolio's position in Coastal Corp. and established positions in Conoco, Inc. (following its spin off from duPont) and two oil service companies, Weatherford International and Noble Drilling. The manager believes oil prices should remain well above the $17-$19 price per barrel level and since most stocks discount oil prices in this range, the manager anticipates stronger than expected earnings gains from energy related companies in the second half of 2000.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the six months ended June 30, 2000, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned 4.57%. In comparison, the S&P 500 returned a negative 0.43% during the same period.

The managers seek to invest in what they believe to be quality companies with the potential for growth in earnings or cash flow and have durable business models. The managers look to purchase companies when they believe the company's stock is undervalued relative to the market and/or peer group.

The managers decision to favor more defensive market sectors (i.e., sectors that tend to be more stable than the average) contributed significantly to the Portfolio's positive performance during the reporting period. During the first quarter of 2000, the managers took substantial profits from the technology sector, which reduced the Portfolio's weighting in technology to 13% versus approximately 30% of the S&P 500. The Portfolio's modest exposure to the technology sector benefited performance during the second quarter of 2000. Because of the Portfolio's underweight position, the managers were able to take advantage of the tech sell-off and increase the Portfolio's technology weighting to 15% of the Portfolio.

Investors' fixation on technology stocks in the earlier part of the year created opportunities for the managers to invest in out-of-favor sectors of the market at what they deemed to be very reasonable values. In the healthcare sector, the managers established positions in leading pharmaceutical companies Bristol-Myers Squibb, Pharmacia & Upjohn and Pfizer.

As of June 30, 2000, the consumer sector represented the largest weighting in the Portfolio. Throughout the reporting period, the managers added to their positions in companies that they believed to have the potential to benefit from increased

---------------

8 Please note the Portfolios holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages five through nine for a complete list and percentage breakdown of the Portfolios' holdings.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

consumer spending, such as Sysco, Blockbuster Video, Southwest Airlines and Brinker International. The Portfolio's holdings in the energy sector also provided solid returns for the first half of 2000.

The managers' outlook for the future remains positive. While no guarantees can be made, the managers expect little change in the overall stock market until investors determine if the Fed can successfully engineer a "soft landing" or whether a significant slowdown in the U.S. economy may be ahead.

Thank you for investing in the Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

July 19, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- NWQ LARGE CAP PORTFOLIO AS OF 6/30/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Six Months Ended 6/30/00+             0.42%
    Year Ended 6/30/00                   (8.26)%
    7/20/98* through 6/30/00              0.11%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 6/30/00              0.21%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                              [PERFORMANCE CHART]
                                                                 NWQ LARGE CAP PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                 -----------------------        ---------------------------------
7/20/98                                                              $   10000.00                       $   10000.00
12/98                                                                     9506.00                           10454.00
6/99                                                                     10923.00                           11748.00
12/99                                                                     9979.00                           12653.00
6/30/00                                                                  10021.00                           12598.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- JURIKA & VOYLES CORE EQUITY PORTFOLIO AS OF 6/30/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Six Months Ended 6/30/00+             4.57%
    Year Ended 6/30/00                    7.81%
    7/20/98* through 6/30/00              9.30%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 6/30/00             18.92%
    * Commencement of operations
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                              [PERFORMANCE CHART]

                                                               JURIKA & VOYLES CORE EQUITY
                                                                        PORTFOLIO               STANDARD & POOR'S 500 STOCK INDEX
                                                               ---------------------------      ---------------------------------
7/20/98                                                              $   10000.00                       $   10000.00
12/98                                                                    10308.00                           10454.00
6/99                                                                     11031.00                           11748.00
12/99                                                                    11372.00                           12653.00
6/30/00                                                                  11892.00                           12598.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
-----------------------------------------------------------------------------------------
AUTO/TRACK PARTS AND EQUIPMENT -- 2.3%
    11,000    Ford Motor Co. .............................................    $   473,000
     1,440    Visteon Corp. ..............................................         17,463
-----------------------------------------------------------------------------------------
                                                                                  490,463
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.2%
     8,100    Federated Department Stores, Inc. (a) ......................        273,375
    10,600    Fortune Brands, Inc. .......................................        244,462
    18,500    Staples, Inc. (a) ..........................................        284,437
     6,500    Time Warner, Inc. ..........................................        494,000
-----------------------------------------------------------------------------------------
                                                                                1,296,274
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.1%
    12,500    CVS Corp. ..................................................        500,000
    28,300    Philip Morris Cos., Inc. ...................................        751,719
     5,100    Unilever NV ................................................        219,300
-----------------------------------------------------------------------------------------
                                                                                1,471,019
-----------------------------------------------------------------------------------------
ELECTRICAL - INTEGRATED -- 2.0%
    17,800    The Southern Co. ...........................................        414,962
-----------------------------------------------------------------------------------------
ENERGY -- 11.5%
     9,500    Coastal Corp. ..............................................        578,312
    16,100    Conoco, Inc., Class B Shares ...............................        395,456
     7,700    Halliburton Co. ............................................        363,344
    11,600    Noble Drilling Corp. (a) ...................................        477,775
     9,300    Union Pacific Resources Group, Inc. ........................        204,600
     9,400    Weatherford International, Inc. (a) ........................        374,238
-----------------------------------------------------------------------------------------
                                                                                2,393,725
-----------------------------------------------------------------------------------------
FINANCE -- 15.2%
     4,800    American International Group, Inc. .........................        564,000
    11,600    Bank of America Corp. ......................................        498,800
     4,700    Bear Stearns Cos. Inc. .....................................        195,638
     9,600    Chase Manhattan Corp. ......................................        442,200
     8,400    Fannie Mae .................................................        438,375
     8,700    First Union Corp. ..........................................        215,869
     6,500    Hartford Financial Services Group, Inc. ....................        363,594
    11,900    Wells Fargo & Co. ..........................................        461,125
-----------------------------------------------------------------------------------------
                                                                                3,179,601
-----------------------------------------------------------------------------------------
HEALTH -- 5.1%
     4,400    Aetna, Inc. ................................................        282,425
    13,600    HCA - The Healthcare Corp. .................................        413,100
    13,900    Tenet Healthcare Corp. (a) .................................        375,300
-----------------------------------------------------------------------------------------
                                                                                1,070,825
-----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 6.1%
    13,800    Air Products and Chemicals, Inc. ...........................        425,212
     8,700    International Paper Co. ....................................        259,369
    10,000    Praxair, Inc. ..............................................        374,375
     5,900    Rohm and Hass Co. ..........................................        203,550
-----------------------------------------------------------------------------------------
                                                                                1,262,506
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL FIELD MACHINERY AND EQUIPMENT -- 0.9%
     7,400    Grant Prideco, Inc. ........................................    $   185,000
-----------------------------------------------------------------------------------------
OIL REFINING AND MARKETING -- 1.1%
     7,900    Tosco Corp. ................................................        223,669
-----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 8.1%
     9,800    Honeywell International, Inc. ..............................        330,138
     9,900    Ingersoll-Rand Co. .........................................        398,475
     3,700    Textron, Inc. ..............................................        200,956
    16,200    Tyco International Ltd. ....................................        767,475
-----------------------------------------------------------------------------------------
                                                                                1,697,044
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 14.6%
     5,155    Agilent Technologies, Inc. (a) .............................        380,209
    10,100    Computer Associates International, Inc. ....................        516,994
     6,700    Hewlett-Packard Co. ........................................        836,663
    10,100    Pitney Bowes, Inc. .........................................        404,000
    11,800    Texas Instruments, Inc. ....................................        810,512
     5,500    Thomas & Betts Corp. .......................................        105,188
-----------------------------------------------------------------------------------------
                                                                                3,053,566
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.6%
    11,495    AT&T Corp. .................................................        363,529
     8,100    Bell Atlantic Corp. ........................................        411,581
     7,600    BellSouth Corp. ............................................        323,950
     3,700    Telephone and Data Systems, Inc. ...........................        370,925
    11,500    WorldCom, Inc. (a) .........................................        527,563
-----------------------------------------------------------------------------------------
                                                                                1,997,548
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 4.1%
     8,200    Burlington Northern Sante Fe Corp. .........................        188,087
     8,600    Carnival Corp. .............................................        167,700
    10,100    Delta Air Lines, Inc. ......................................        510,681
-----------------------------------------------------------------------------------------
                                                                                  866,468
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $19,451,107)....................     19,602,670
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
$1,272,000    Chase Securities Inc., 6.250% due 7/3/00; Proceeds at
                maturity -- $1,272,662; (Fully collateralized by U.S.
                Treasury Notes, 6.000% due 2/15/26; Market
                value -- $1,298,237) (Cost -- $1,272,000).................      1,272,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,723,107*)............    $20,874,670
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
---------------------------------------------------------------------------------------
AIRLINES -- 4.1%
   4,900    AMR Corp. ..................................................    $   129,544
  15,575    Southwest Airlines Co. .....................................        294,952
---------------------------------------------------------------------------------------
                                                                                424,496
---------------------------------------------------------------------------------------
BANKS -- 2.2%
   2,200    Comerica, Inc. .............................................         98,725
   2,300    Wachovia Corp. .............................................        124,775
---------------------------------------------------------------------------------------
                                                                                223,500
---------------------------------------------------------------------------------------
CHEMICALS -- 2.3%
   5,400    OM Group, Inc. .............................................        237,600
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 5.5%
   4,900    Ecolab, Inc. ...............................................        191,406
  10,000    Valassis Communications, Inc. ..............................        381,250
---------------------------------------------------------------------------------------
                                                                                572,656
---------------------------------------------------------------------------------------
COMPUTERS -- 1.1%
   1,800    Sandisk Corp. ..............................................        110,138
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 2.9%
   5,300    Kimberly Clark Corp. .......................................        304,088
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE -- 0.8%
   5,350    CIT Group, Inc. ............................................         86,938
---------------------------------------------------------------------------------------
ELECTRIC -- 3.7%
   8,400    AES Corp. ..................................................        383,250
---------------------------------------------------------------------------------------
ELECTRONICS -- 1.3%
   3,800    Parker-Hannifin Corp. ......................................        130,150
---------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 2.1%
  13,300    Republic Services, Inc. (a).................................        212,800
---------------------------------------------------------------------------------------
FOOD -- 6.9%
   3,843    Albertson's, Inc. ..........................................        127,780
  19,900    Hormel Foods Corp. .........................................        334,569
   6,000    Sysco Corp. ................................................        252,750
---------------------------------------------------------------------------------------
                                                                                715,099
---------------------------------------------------------------------------------------
HEALTHCARE -- 3.4%
   5,000    Baxter International, Inc. .................................        351,563
---------------------------------------------------------------------------------------
INSURANCE -- 0.5%
     959    Radian Group, Inc. .........................................         49,628
---------------------------------------------------------------------------------------
LEISURE TIME -- 2.2%
   8,000    Sabre Holdings Corp. .......................................        228,000
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 3.7%
   3,500    Cognex Corp. ...............................................    $   181,125
   5,700    Deere & Co. ................................................        210,900
---------------------------------------------------------------------------------------
                                                                                392,025
---------------------------------------------------------------------------------------
MEDIA -- 4.7%
   9,000    McGraw-Hill Cos., Inc. .....................................        486,000
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 11.1%
   3,500    Apache Corp. ...............................................        205,844
   7,500    EOG Resources, Inc. ........................................        251,250
   6,500    Nabors Industries Inc. (a)..................................        270,156
  11,800    Suncor Energy Inc. .........................................        275,088
   4,400    Santa Fe International Corp. ...............................        153,725
---------------------------------------------------------------------------------------
                                                                              1,156,063
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.0%
   4,900    Mylan Laboratories Inc. ....................................         89,425
   4,400    Pfizer, Inc. ...............................................        211,200
   2,261    Pharmacia Corp. ............................................        116,865
---------------------------------------------------------------------------------------
                                                                                417,490
---------------------------------------------------------------------------------------
PIPELINES -- 2.9%
   4,600    Enron Corp. ................................................        296,700
---------------------------------------------------------------------------------------
REITS -- 3.2%
   1,600    Avalonbay Communities, Inc. ................................         66,800
   1,600    Equity Residential Property Trust...........................         73,600
   5,900    Prologis Trust..............................................        125,744
   1,500    Spieker Properties Inc. ....................................         69,000
---------------------------------------------------------------------------------------
                                                                                335,144
---------------------------------------------------------------------------------------
RETAIL -- 6.2%
  23,500    Blockbuster, Inc., Class A Shares...........................        227,656
  10,400    Brinker International, Inc. (a).............................        304,200
   3,400    Circuit City Stores - Circuit City Group....................        112,838
---------------------------------------------------------------------------------------
                                                                                644,694
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 6.2%
   4,900    KLA-Tencor Corp. (a)........................................        286,952
   2,900    STMicroelectronics, NV......................................        186,144
   2,200    Texas Instruments Inc. .....................................        151,113
---------------------------------------------------------------------------------------
                                                                                624,209
---------------------------------------------------------------------------------------
SOFTWARE -- 5.8%
   7,650    First Data Corp. ...........................................        379,631
  12,900    Transaction Systems Architects, Inc., Class A Shares (a)....        220,913
---------------------------------------------------------------------------------------
                                                                                600,544
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.4%
     700    Corning Inc. ...............................................    $   188,913
   6,000    Motorola, Inc. .............................................        174,375
---------------------------------------------------------------------------------------
                                                                                363,288
---------------------------------------------------------------------------------------
TELEPHONE -- 2.0%
   4,700    SBC Communications, Inc. ...................................        203,275
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $8,452,514).....................      9,549,338
---------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.8%
$808,000    Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00;
              Proceeds at maturity -- $808,435; (Fully collateralized by
              U.S. Treasury Note, 13.875% due 5/15/11; Market value --
              $824,252) (Cost -- $808,000)..............................        808,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $9,260,514*).............    $10,357,338
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $20,723,107    $ 9,260,514
----------------------------------------------------------------------------------------
  Investments -- Value......................................  $20,874,670    $10,357,338
  Cash......................................................          221         38,799
  Receivable from affiliate.................................       18,597         18,124
  Dividends and interest receivable.........................       29,491          9,543
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   20,922,979     10,423,804
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      205,973             --
  Investment advisory fees payable..........................       13,714          6,483
  Administration fees payable...............................        1,097            518
  Accrued expenses..........................................       19,219         18,939
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      240,003         25,940
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $20,682,976    $10,397,864
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $20,741,433    $ 9,373,224
  Undistributed net investment income.......................      101,005         25,181
  Accumulated net realized loss from security
     transactions...........................................     (311,025)       (97,365)
  Net unrealized appreciation of investments................      151,563      1,096,824
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $20,682,976    $10,397,864
----------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    2,111,550        912,902
----------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.80         $11.39
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                             JURIKA &
                                                                 NWQ          VOYLES
                                                              LARGE CAP     CORE EQUITY
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $   43,318    $   21,754
  Dividends.................................................     159,953        51,835
  Less: Foreign withholding tax.............................        (606)         (440)
---------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     202,665        73,149
---------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      76,677        36,630
  Audit and legal...........................................       8,454         8,313
  Shareholder and system servicing fees.....................       6,468         7,516
  Administration fees (Note 2)..............................       6,134         2,930
  Shareholder communications................................       5,469         3,028
  Trustees' fees............................................       1,989         1,989
  Custody...................................................       1,905         1,691
  Other.....................................................       3,062           466
---------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................     110,158        62,563
  Less: Expense reimbursements (Note 2).....................      (8,666)      (13,798)
---------------------------------------------------------------------------------------
  NET EXPENSES..............................................     101,492        48,765
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................     101,173        24,384
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales....................................   6,863,713     3,189,438
     Cost of securities sold................................   6,671,664     3,291,410
---------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................     192,049      (101,972)
---------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of period....................................     352,037       585,706
     End of period..........................................     151,563     1,096,824
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION........    (200,474)      511,118
---------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS..............................      (8,425)      409,146
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $   92,748    $  433,530
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                                       30, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   101,173    $    24,384
  Net realized gain (loss)..................................      192,049       (101,972)
  Increase (decrease) in net unrealized appreciation........     (200,474)       511,118
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................       92,748        433,530
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (179,214)       (45,234)
  Net realized gains........................................     (196,662)      (357,922)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (375,876)      (403,156)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    3,202,261      1,233,594
  Net asset value of shares issued for reinvestment of
     dividends..............................................      375,876        403,156
  Cost of shares reacquired.................................   (2,519,588)      (475,290)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,058,549      1,161,460
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................      775,421      1,191,834
NET ASSETS:
  Beginning of period.......................................   19,907,555      9,206,030
----------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $20,682,976    $10,397,864
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $101,005        $25,181
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                       31, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   179,046    $   46,214
  Net realized gain (loss)..................................     (297,837)      430,659
  Increase in net unrealized appreciation...................      466,787       317,311
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      347,996       794,184
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................   11,555,100     2,645,856
  Cost of shares reacquired.................................     (458,397)     (403,013)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   11,096,703     2,242,843
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   11,444,699     3,037,027
NET ASSETS:
  Beginning of year.........................................    8,462,856     6,169,003
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $179,046       $46,031
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Jurika & Voyles Core Equity Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for the Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the NWQ Large Cap and Jurika & Voyles Core Equity Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC, ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2000, NWQ and JV each paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2000, Travelers Insurance reimbursed expenses in the amounts of $8,666 and $13,798 for NWQ and JV, respectively.

     For the six months ended June 30, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, did not receive brokerage commissions. SSB acts as the primary broker for its portfolio agency transactions.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) during the six months ended June 30, 2000 were as follows:

                         PORTFOLIO                            PURCHASES      SALES
-------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................  $7,570,192   $6,863,713
Jurika & Voyles Core Equity Portfolio.......................   4,051,458    3,189,438
-------------------------------------------------------------------------------------

     At June 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................   $2,590,937    $(2,439,374)     $  151,563
Jurika & Voyles Core Equity Portfolio.......................    1,560,224       (463,400)      1,096,824
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2000, the Portfolios did not write any options.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At June 30, 2000, the Portfolios had no securities on loan.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO:
Shares sold.................................................         323,201            1,155,790
Shares issued on reinvestment...............................          37,814                   --
Shares reacquired...........................................        (254,889)             (45,158)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         106,126            1,110,632
-----------------------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO:
Shares sold.................................................         106,504              251,624
Shares issued on reinvestment...............................          35,303                   --
Shares reacquired...........................................         (41,681)             (39,371)
-----------------------------------------------------------------------------------------------------
Net Increase................................................         100,126              212,253
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                  NWQ LARGE CAP PORTFOLIO                     2000(1)    1999(2)    1998(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $9.93      $9.46    $10.00
----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..................................     0.04       0.13      0.05
  Net realized and unrealized gain (loss)...................     0.00*      0.34     (0.54)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.04       0.47     (0.49)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.08)        --     (0.05)
  Net realized gains........................................    (0.09)        --        --
  Capital...................................................       --         --     (0.00)*
----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.17)        --     (0.05)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................    $9.80      $9.93     $9.46
----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     0.42%++    4.97%    (4.94)%++
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $20,683    $19,908    $8,463
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................     1.00%+     0.99%     0.99%+
  Net investment income.....................................     0.99+      1.26      1.47+
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       36%        41%        2%
----------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $8,666, $24,087 and $17,700 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

            PER SHARE DECREASE                              EXPENSE RATIO WITHOUT
         IN NET INVESTMENT INCOME                           EXPENSE REIMBURSEMENT
-------------------------------------------            -------------------------------
2000(1)            1999             1998(3)            2000(1)  1999           1998(3)
-------            -----            -------            -------  -----          -------
$0.00*             $0.02             $0.02              1.08%+  1.15%          1.64%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                         2000(1)    1999(2)    1998(3)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $11.33    $10.27     $10.00
---------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..................................     0.02      0.06       0.04
  Net realized and unrealized gain..........................     0.50      1.00       0.27
---------------------------------------------------------------------------------------------
Total Income From Operations................................     0.52      1.06       0.31
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.05)       --      (0.04)
  Net realized gains........................................    (0.41)       --         --
  Capital...................................................       --        --      (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.46)       --      (0.04)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................   $11.39    $11.33     $10.27
---------------------------------------------------------------------------------------------
TOTAL RETURN................................................     4.57%++  10.32%      3.08%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................  $10,398    $9,206     $6,169
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)............................................     1.00%+    1.00%      0.99%+
  Net investment income.....................................     0.50+     0.62       1.01+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       35%       68%        26%
---------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(4) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $13,798, $29,926 and $20,200 for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

            PER SHARE DECREASE                         EXPENSE RATIO WITHOUT
         IN NET INVESTMENT INCOME                      EXPENSE REIMBURSEMENT
-------------------------------------------   ----------------------------------------
2000(1)            1999             1998(3)   2000(1)           1999           1998(3)
-------            -----            -------   -------          ------          -------
 $0.02             $0.04             $0.03    1.28%+            1.40%          1.89%+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                      (This page intentionally left blank)

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-00) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 2000




           [UMBRELLA GRAPHIC]



           THE TRAVELERS SERIES TRUST:

           TRAVELERS QUALITY BOND PORTFOLIO
           LAZARD INTERNATIONAL STOCK PORTFOLIO
           MFS EMERGING GROWTH PORTFOLIO
           FEDERATED HIGH YIELD PORTFOLIO
           FEDERATED STOCK PORTFOLIO
           DISCIPLINED MID CAP STOCK PORTFOLIO






[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life And Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)") for the period ended June 30, 2000. The information provided represents the opinion of the manager or managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. For your convenience, we have summarized each of the Portfolio's investment strategy during the reporting period.

In addition, a comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results. We hope you find this report useful and informative.

  The Performance of the Travelers Series Trust* (12/31/99-6/30/00)
---------------------------------------------------------------------
Travelers Quality Bond Portfolio............................     2.59%
Lazard International Stock Portfolio........................    (4.90)
MFS Emerging Growth Portfolio...............................    (2.74)
Federated High Yield Portfolio..............................    (1.68)
Federated Stock Portfolio...................................    (4.80)
Disciplined Mid Cap Stock Portfolio.........................     9.11

U.S. MARKET OVERVIEW

Signs that the U.S. economy is returning to a more moderate growth path enabled financial markets to recover in late May and June after suffering for most of the first two months of the second quarter of 2000. The recovery included both stock markets and credit risk areas of the U.S. bond markets. These markets benefited by many investors thinking that the end of Federal Reserve Board ("Fed") monetary policy tightening was in sight. The bond market's forecast for future short-term rates have now returned to where it was at the beginning of this year.

The market's apparent recovery was preceded by a 50 basis point(1) increase in federal funds rate(2) on May 16, 2000. The key to the change in future tightening expectations was the May unemployment report, which actually saw a decline in private sector jobs. There has also been a drop-off in the pace of consumer spending, housing starts and auto sales. In addition, various inflation measures and commodity prices improved from the levels of the first quarter of 2000.

The Fed continued to stress its concerns that there was a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates could potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive on a relative basis. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent Fed decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was made against more increases. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

---------------

* Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) A basis point is 0.01% or one one-hundredth of a percent.

(2) The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

During the period, bonds outperformed stocks -- led by U.S. Treasuries, mortgage-backed securities and municipal bonds. The Lehman Brothers Government/Corporate Index(3) was up 4.18% versus a negative 0.43% return for the Standard & Poor's 500 ("S&P 500")(4) during the reporting period. The Nasdaq Composite Index(5) was down 2.54% for the same period.

INTERNATIONAL MARKETS OVERVIEW

During the reporting period, German stocks fell 7.28% coming after a solid first quarter performance. Slight gains were recorded in France and Italy, 6.16% and 4.19%, respectively. However, losses were recorded in Britain where stocks declined 11.72% over the period. Many analysts expect that increased merger and acquisition activity among European telecommunications and technology companies may bode well for stock performance for the remainder of 2000.

Also, high stock prices for European acquirers have enabled these companies to pay large premiums for American takeover targets. The euro,(6) Europe's single currency, continued to struggle against major currencies over the quarter, closing at 95.48 cents.

In Japan, stocks fell 5.32% during the period. Despite a lackluster performance by Japanese stocks, Japan's economy has been recovering this year and it is expected that the country's central bank may raise interest rates in mid-July to attempt to create a more normal interest rate environment and sustain the economic recovery. During the first half of the year, Asian stocks were poor performers as Thailand, Indonesia and Hong Kong dropped 34.57%, 43.51% and 13.05%, respectively.

TRAVELERS QUALITY BOND PORTFOLIO(7)

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. For the six months ended June 30, 2000, the Portfolio returned 2.59%. In comparison, the Lehman Brothers Government/Corporate Bond Index returned 4.18% for the same period. (Past performance is not indicative of future results.)

The Portfolio had a gross return of 0.69% for the second quarter and the Lehman Brothers Intermediate Government/ Corporate Index returned 1.69% for the same period. The Portfolio was hurt by its exposure to financial and retail companies that had some earnings surprises the past quarter.

U.S. Treasury yields in the one- to ten-year range fell in the second quarter and the yield curve inversion became slightly less extreme, with two-year yields ending at 6.36% (down 13 basis points) and thirty-year yields at 5.90% (up 6 basis points). (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) The 10-year U.S. Treasury yield was essentially flat at 6.02%. A slide in yields that had begun in January bottomed in early April, as the market became concerned about Fed actions, continued corporate and consumer borrowing demand and earnings stability. The 10-year U.S. Treasury yield rose from under 5.80% at that point to over 6.50%, where it hovered for most of May until it appeared that the Fed's latest, 50 point, rate hike was sufficient in braking on the economy. The U.S. Treasury 10-year yield then fell back to just north of 6.00%.

Corporate yields rose more than U.S. Treasuries due to credit concerns resulting from higher rates. Thirty-year A-quality spreads widened from 200 to 250 basis points in May before retracing most of the widening. On signs of a cool economy, investment-grade bond spreads tightened uniformly for the first time this year in June, but remain near historic peaks. Yields on 10-year Baa bonds closed at around 8.20%.

---------------

(3) The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. An investor cannot invest directly in an index.

(4) The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

(6) The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

(7) Please note that the Portfolio's holdings are subject to change and any discussion of holdings is as of June 30, 2000. Please refer to pages 10 through 11 for a complete list and percentage breakdown of the Portfolio's holdings.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

After three-quarters of economic growth over 5%, it appears that the second quarter may see an annual growth rate of less than 4%. While the second quarter has shown cyclical weakness in recent years, there are good reasons to believe that the Fed's policy tightening has caused a true braking of a speeding economy. Among signs of slower growth released this past month were decreased auto sales, a lower consumer confidence figure and concerns over bank loan portfolio quality. For these reasons, the finance and retail sectors were especially hit with concentrated concerns exhibited during the quarter. Yankee and utility bonds lead the corporate issues during the second quarter and for the year. (Yankee bonds are dollar-denominated bonds issued in the U.S. foreign banks and corporations.) Due to some credit concerns and spreads widening that have been proportional to risk, AAA quality bonds have outperformed lower-quality counterparts this quarter and year-to-date.

Issuance in the investment-grade corporate bond market remains significantly lower than that of 1999, partly due to both pre-Y2K funding and higher borrowing costs. The combination of a tighter Fed monetary policy and high debt ratios among both corporations and consumers could exacerbate an otherwise small slowdown in economic activity. We are not overly concerned about a hard landing at this time, though, and believe that the next two months leading up to the August Federal Open Market Committee ("FOMC")(8) meeting should shed important light on the lagging effects of the six rate hikes made by the Fed in the last twelve months.

LAZARD INTERNATIONAL STOCK PORTFOLIO(9)

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation by investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.). For the six months ended June 30, 2000, the Portfolio returned a negative 4.90%. In comparison, the Morgan Stanley Capital International, Europe, Australia, Asia and Far East-GDP Weighted Index ("MSCI EAFE-GDP Weighted Index")(10) returned a negative 3.42% for the same period. (Past performance is not indicative of future results.)

The Portfolio did not undergo significant changes over the last six months. The manager's investment philosophy continued to be based on value creation through bottom-up stock selection.(11) Although no guarantees can be made, the manager believes this style of investing can add value by evaluating companies the same way managements measure their own performance -- by focusing on financial productivity and the long-term sustainability of investment returns.

Throughout the reporting period, the manager continued to find value opportunities in the international markets. Several strategic purchases were made during the period, including Fujitsu (Japan), a leading manufacturer of software and services, computers and information processing and electronic devices. At the time of purchase, the Fujitsu stock was trading at a discount to the sum of the parts. Bayerische Hypo Vereinsbank AG (Germany), the leading retail banking network in Germany, was also added to the Portfolio during the first quarter of 2000.

Over the last year, the manager eliminated the Portfolio's position in Telecom Italia (Italy), a provider of fixed and mobile telecommunications services and British American Tobacco (U.K.), a manufacture and marketer of cigarettes and tobacco products.

Going forward, the manager will continue to seek out relative value opportunities among traditional companies whose competitive and strategic may position them to excel through the transition to the "New Economy." (The New Economy represents those companies in the technology, telecommunications and Internet sectors.) In addition, the manager will attempt to take advantage of the weakness in telecommunication, media and technology stocks by looking to invest in

---------------

 8 The FOMC is a policy-making body of the Federal Reserve System, the U.S. Central bank, that is responsible for the formulation of policy design to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

 9 Please note that the Portfolio's holdings are subject to change and any discussion of holdings is as of June 30, 2000. Please refer to pages 12 through 14 for a complete list and percentage breakdown of the Portfolio's holdings.

10 The MSCI EAFE-GDP Weighted Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. An investor cannot invest directly in an index.

11 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

financially productive companies at what the manager deems to be attractive prices. (Of course, no guarantees can be made that this will in fact occur.)

MFS EMERGING GROWTH PORTFOLIO(12)

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. For the six months ended June 30, 2000 the Portfolio returned a negative 2.74%. In comparison, the Russell 2000 Index(13) and the S&P 500 Index returned 3.04% and negative 0.43%, respectively, for the same period. (Past performance is not indicative of future results.)

Despite the extreme market volatility in the first half of 2000, the managers viewed this as a period of opportunity. In the opinion of the managers, the recent correction was positive for the market in general because it returned many stocks to more sensible valuations. However, in some cases, investors sold what the managers believed to be both healthy and unhealthy companies at the same time, which offered the opportunity to buy healthy companies at what the managers felt were more reasonable prices.

During the period, the managers created positions in companies that are somewhat highly valued, even after the correction, but what their research team believes may have strong prospects for high future earnings growth. The managers believe this increased aggressiveness may help position the Portfolio to perform better when and if market conditions improve.

Looking ahead at the Portfolio, the managers are working to capitalize on four major ideas. First, they see the market broadening, both by industry and by market capitalization. Second, they think the Portfolio's software holdings in companies such as BMC Software and Compuware may potentially be strong performers later on in the year as expanding Internet initiatives and other new technologies force companies to upgrade their software in order remain competitive. Third, the investment team believes that companies building the Internet's infrastructure, such as VeriSign, Oracle, and Cisco, should continue to prosper from Internet growth. A fourth current theme of the Portfolio is business services companies such as First Data and Affiliated Computer Services. Services provided by these companies make it possible for larger firms to outsource, downsize and restructure in order to increase productivity and earnings.

FEDERATED HIGH YIELD PORTFOLIO(14)

The Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in lower-quality fixed-income securities. For the six months ended June 30, 2000, the Portfolio returned a negative 1.68%. In comparison, the Lehman Brothers High Yield Bond Index(15) returned a negative 1.21% and the Lehman Brothers Aggregate Bond Index(16) returned 3.99% for the same period. (Past performance is not indicative of future results.)

The high-yield bond market generated unattractive returns for the six-month period ended June 30, 2000. The manager believes there are three primary reasons that may have accounted for the underperformance during the reporting period. First, credit risks remained high as default rates for high-yield securities remained in the 4% to 5% range on an annualized basis. Second, the Fed campaign to slow the U.S. economy created the possibility that a sustained business slowdown may be near, which the manager believes may possibly lead to even higher default rates. Lastly, during the reporting period, high-yield bond mutual funds experienced substantial redemption activity from January 2000 through May 2000, which as a result,

---------------

12 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 15 through 20 for a complete list and percentage breakdown of the Portfolio's holdings.

13 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.

14 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 21 through 30 for a complete list and percentage breakdown of the Portfolio's holdings.

15 The Lehman Brothers High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-dominated, nonconvertible and have an outstanding par value of at least $100 million. An investor cannot invest directly in an index.

16 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. An investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

placed considerable selling pressure on the high-yield market. However, a modest reversal of shareholder activity did lead to a rally in the high-yield market.

During the period, the Portfolio performed in line with the Lehman Brothers High Yield Bond Index. The Portfolio's underweight position in CCC-rated and below securities aided its performance because that sector of the bond market performed better than other types of high-yield bonds. The Portfolio's overweight position in the chemical and telecommunications sectors contributed positively to the Portfolio's performance during the reporting period.

The Portfolio's performance was adversely affected by its underweight position in energy and gaming sector and BB-rated securities. Going forward, the manager believes that credit quality and mutual fund flows should dictate the future performance of high-yield securities in the near term. The manager anticipates quoted default rates to remain in the 4% to 5% range for the remainder of 2000. However, the manager believes the market has already felt the bulk of the performance impact of deteriorating credit, with many issues currently trading at distressed levels. Positive mutual fund inflows in June and the rally it triggered illustrates fundamental value in the high-yield bond market. However, according to the managers, for the rally to continue in the third quarter of 2000, credit conditions and mutual fund flows need to stabilize.

FEDERATED STOCK PORTFOLIO(17)

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are believed to be leaders in their industries and have sound management teams and the ability to finance future growth. For the six months ended June 30, 2000, the Portfolio returned a negative 4.80%. In comparison, the S&P 500 returned a negative 0.43% and the Portfolio's Lipper Inc. ("Lipper") peer group returned a negative 1.11%, respectively. Lipper is a major fund tracking organization. (Past performance is not indicative of future results.)

The leading sectors that positively contributed to the Portfolio's performance during the first half of 2000 were the healthcare, utilities and energy sectors. While the lagging sectors included basic materials, consumer cyclicals and communication services. Favorable relative security selection in consumer staples (Nabisco Group Holdings, up 144% and Philip Morris, up 15%), energy (ENSCO International, up 57%) and utilities (Reliant Energy, up 29%) positively impacted the Portfolio's return during the period. However, offsetting these positive performers was the Portfolio's underweight position as well as unfavorable security selection in technology (Novell, down 66%), capital goods (Honeywell, down 42%) and financial sectors (Conseco, down 43%).

The stock market outlook of the managers remains basically unchanged -- the market appears overvalued by traditional measures, but the managers believe there may still be pockets of reasonable valuations in the market. Despite the recent correction in technology stocks, the managers think that the valuation differentials between the "haves" and "have-nots" remain extremely wide. As of the end of June, the technology sector in the S&P 500 Index was valued at 50x forward earnings. This is historically unprecedented and remains amazing given the historic difficulty of developing a sustainable, defendable and profitable franchise in such a rapidly evolving and volatile sector.

Nearly one-half of the stocks in the Portfolio trades for less than 11x forward 12-month earnings, a huge discount to the S&P 500 Index which trades at 25x forward 12-month earnings. However, the managers believe the catalyst to unwind these valuation differences remains to be seen, and the specter of rising interest rates and increased inflation may keep a damper on "Old Economy" valuations. Many "New Economy" investors believe that technology shares may be immune to rising rates, but "Old Economy" companies still generate the majority of capital spending. (The Old Economy represents more established, "blue-chip" companies. The New Economy represents those companies in the technology, telecommunications and Internet sectors.)

In the managers' opinion, investors should recognize the disparities between the market values and franchise values of many overlooked leading companies and should consider these companies given their compelling risk and reward characteristics.

---------------

17 Please note the Portfolio's holdings are subject to change and any discussion of the holdings is as of June 30, 2000. Please refer to pages 31 through 34 for a complete list and percentage breakdown of the Portfolio's holdings.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. For the six months ended June 30, 2000, the Portfolio returned 9.11%. In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")(18) returned 8.97% for the same period. (Past performance is not indicative of future results.)

The Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sectors of the market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative values. In order to achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth and value style characteristics of the S&P Mid Cap 400.

The disciplined approach to stock selection by screening a universe of more than 800 mid-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations should, in the view of the manager, continue to benefit the performance of the Portfolio. (Of course, past performance is not indicative of future results.)

In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 18, 2000

---------------

18 The S&P MidCap 400 is an unmanaged index comprised of mid- and small-cap stocks. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 6/30/00 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Six Months Ended 6/30/00+               2.59%
  Year Ended 6/30/00                      3.65%
  8/30/96* through 6/30/00                5.95%
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/30/96* through 6/30/00               24.83%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

[TRAVELERS QUALITY PERFORMANCE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                              TRAVELERS QUALITY BOND PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                              --------------------------------   -------------------------------
8/30/96                                                       $            10,000                $             10,000
12/96                                                                      10,356                              10,489
6/97                                                                       10,602                              10,776
12/97                                                                      11,095                              11,512
6/98                                                                       11,439                              11,992
12/98                                                                      12,036                              12,603
6/99                                                                       12,044                              12,316
12/99                                                                      12,168                              12,332
6/30/00                                                                    12,483                              12,847

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  ---------------------------------------------
  Six Months Ended 6/30/00+               (4.90)%
  Year Ended 6/30/00                      10.65%
  8/1/96* through 6/30/00                 11.38%
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/1/96* through 6/30/00                 52.50%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through June 30, 2000. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [LAZARD INT. PERFORMANCE GRAPH]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE-GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                        $            10,000                $             10,000
12/96                                                                      10,780                              10,533
6/97                                                                       11,859                              11,815
12/97                                                                      11,696                              11,180
6/98                                                                       13,507                              13,649
12/98                                                                      13,168                              14,149
6/99                                                                       13,782                              14,711
12/99                                                                      16,026                              17,965
6/30/00                                                                    15,250                              17,350

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 6/30/00
(UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/00+              (2.74)%
  Year Ended 6/30/00                     52.72%
  8/30/96* through 6/30/00               32.76%
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/30/96* through 6/30/00              196.55%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ.

[MFS EMERGING GROWTH PORTFOLIO PERFORMANCE GRAPH]

                                                   MFS EMERGING GROWTH        STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   -------------------        ---------------------        ------------------
8/30/96                                         $       10,000              $        10,000             $         10,000
12/96                                                   10,600                       11,441                       10,931
6/97                                                    11,726                       13,798                       12,046
12/97                                                   12,843                       15,258                       13,376
6/98                                                    15,593                       17,961                       14,035
12/98                                                   17,250                       19,642                       13,036
6/99                                                    19,417                       22,074                       14,246
12/99                                                   30,491                       23,773                       15,806
6/30/00                                                 29,655                       23,671                       16,286

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 6/30/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/00+               (1.68)%
  Year Ended 6/30/00                      (2.02)%
  8/30/96* through 6/30/00                 7.41%
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/30/96* through 6/30/00                31.56%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.

[FEDERATED HIGH YIELD PORTFOLIO PERFORMANCE GRAPH]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        --------------------        --------------------
8/30/96                                         $         10,000            $          10,000           $           10,000
12/96                                                     10,761                       10,599                       10,480
6/97                                                      11,484                       11,216                       10,804
12/97                                                     12,394                       11,952                       11,491
6/98                                                      12,997                       12,489                       11,943
12/98                                                     12,978                       12,161                       12,490
6/99                                                      13,427                       12,429                       12,319
12/99                                                     13,380                       12,452                       12,388
6/30/00                                                   13,156                       12,301                       12,882

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/00+               (4.80)%
  Year Ended 6/30/00                     (11.31)%
  8/30/96* through 6/30/00                16.14%
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/30/96* through 6/30/00                77.52%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through June 30, 2000. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.

[FEDERATED STOCK PERFORMANCE GRAPH]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                       $           10,000                 $            10,000
12/96                                                                     11,261                              11,441
6/97                                                                      13,482                              13,798
12/97                                                                     15,021                              15,258
6/98                                                                      17,051                              17,961
12/98                                                                     17,700                              19,642
6/99                                                                      20,016                              22,074
12/99                                                                     18,646                              23,773
6/30/00                                                                   17,752                              23,671

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Six Months Ended 6/30/00+                9.11%
  Year Ended 6/30/00                      18.77%
  4/1/97* through 6/30/00                 22.72%
             CUMULATIVE TOTAL RETURN
             -----------------------
  4/1/97* through 6/30/00                 94.50%

  + Total return is not annualized, as it may not be
    representative of the total return for the year.
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on April
1, 1997, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

[DISCIPLINED MIDCAP STOCK PERFORMANCE GRAPH]

                                                                                                  STANDARD & POOR'S MID CAP 400
                                                            DISCIPLINED MIDCAP STOCK PORTFOLIO                INDEX
                                                            ----------------------------------    -----------------------------
4/1/97                                                      $            10,000                  $            10,489
6/97                                                                     11,360                               10,776
12/97                                                                    13,438                               11,512
6/98                                                                     14,647                               11,992
12/98                                                                    15,710                               12,603
6/99                                                                     16,376                               13,469
12/99                                                                    17,826                               14,459
6/30/00                                                                  19,450                               15,756

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 8.8%
                           U.S. Treasury Notes:
$1,603,000     AAA         3.625% due 7/15/02..........................................    $ 1,593,060
 2,700,000     AAA         12.000% due 8/15/13.........................................      3,649,212
------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost --
                             $5,218,874)...............................................      5,242,272
------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 85.2%
------------------------------------------------------------------------------------------------------
BANKING -- 4.5%
 2,700,000     A           Bank of America, Sub. Notes, 7.800% due 2/15/00.............      2,689,875
------------------------------------------------------------------------------------------------------
ELECTRIC -- 8.3%
                           CMS Energy Corp., Sr. Notes:
 2,000,000     BB          6.750% due 1/15/04..........................................      1,852,500
   650,000     BB          7.625% due 11/15/04.........................................        615,063
 2,572,000     BBB         UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04........      2,456,260
------------------------------------------------------------------------------------------------------
                                                                                             4,923,823
------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.4%
 2,500,000     BBB+        Comdisco, Inc., Medium Term Notes, 7.250% due 9/20/01.......      2,453,125
 1,500,000     BBB+        Finova Capital Corp., Notes, 6.250% due 11/1/02.............      1,305,000
 2,950,000     A           Household Finance Corp., Notes, 8.000% due 5/9/05...........      2,976,299
   550,000     BBB+        MBNA America Bank, Notes, 6.000% due 12/26/00...............        546,563
 1,600,000     BBB+        Orix Credit Alliance, Notes, 6.780% due 5/15/01.............      1,586,000
 2,600,000     BBB         Osprey Trust, Secured Notes, 8.310% due 1/15/03+............      2,609,750
------------------------------------------------------------------------------------------------------
                                                                                            11,476,737
------------------------------------------------------------------------------------------------------
FOOD -- 4.8%
 2,900,000     BBB         Nabisco Inc., Debentures, 6.700% due 6/15/02................      2,816,625
------------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.6%
 1,400,000     Ba2*        Columbia HCA Healthcare, Medium Term Notes, 6.630% due
                             7/15/45...................................................      1,337,000
   250,000     BBB         Nationwide Health Properties, Inc., Medium Term Notes,
                             6.900% due 10/1/37........................................        220,625
------------------------------------------------------------------------------------------------------
                                                                                             1,557,625
------------------------------------------------------------------------------------------------------
HOTELS -- 9.0%
 2,950,000     BBB-        Franchise Finance Corp. of America, Sr. Notes, 7.000% due
                             11/30/00..................................................      2,939,115
 2,400,000     BBB-        Park Place Entertainment, Notes, 7.950% due 8/1/03..........      2,370,000
------------------------------------------------------------------------------------------------------
                                                                                             5,309,115
------------------------------------------------------------------------------------------------------
INTEGRATED OIL -- 4.4%
 2,600,000     BBB         Noram Energy Corp., Notes, 7.500% due 8/1/00................      2,600,000
------------------------------------------------------------------------------------------------------
INTEGRATED RADIO -- 1.7%
 1,000,000     BBB-        Clear Channel Communications, Inc., Notes, 7.875% due
                             6/15/05...................................................      1,006,250
------------------------------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.4%
 2,000,000     BBB+        International Paper Co., Notes, 8.125% due 7/8/05...........      2,020,000
------------------------------------------------------------------------------------------------------
RAILROADS -- 1.9%
 1,100,000     BBB         Norfolk Southern Corp., Notes, 6.875% due 5/1/01............      1,097,250
------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (REIT) -- 4.4%
 2,630,000     BBB         CarrAmerica Realty Corp., Company Guaranteed, 6.625% due
                             10/1/00...................................................      2,621,347
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
RETAIL -- 8.1%
$  500,000     A-          Dayton Hudson Corp., Notes, 6.800% due 10/1/01..............    $   497,500
 2,900,000     BBB+        Federated Department Store, Sr. Notes, 8.500% due 6/1/10....      2,958,000
 1,700,000     BB+         Saks Inc., Company Guaranteed, 7.500% due 12/1/10...........      1,391,875
------------------------------------------------------------------------------------------------------
                                                                                             4,847,375
------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 4.7%
 2,800,000     BBB         PP&L Capital Funding, Medium Term Notes, 7.750% due
                             4/15/05...................................................      2,782,500
------------------------------------------------------------------------------------------------------
TELEPHONE -- 4.6%
 2,700,000     AA-         Deutsche Telekom International Finance, Bond, 8.000% due
                             6/15/10...................................................      2,727,378
------------------------------------------------------------------------------------------------------
YANKEE -- 3.4%
 2,050,000     A-          Telecom New Zealand, Sub. Notes, 6.250% due 2/10/03.........      1,999,304
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES (Cost -- $51,243,262).........     50,475,204
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
 3,522,000                 Chase Securities Inc., 6.250% due 7/3/00; Proceeds at
                             maturity -- $3,523,834; (Fully collateralized by U.S.
                             Treasury Notes, 6.000% due 2/15/26;
                             Market value -- $3,593,962) (Cost -- $3,522,000)..........      3,522,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $59,984,136**)...........    $59,239,476
------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 44 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
STOCK -- 94.5%
------------------------------------------------------------------------------------------
AUSTRALIA -- 1.7%
   202,106    Broken Hill Proprietary Co. Ltd. ...........................    $  2,396,548
------------------------------------------------------------------------------------------
DENMARK -- 1.2%
    24,900    Tele Danmark A/S............................................       1,682,952
------------------------------------------------------------------------------------------
FINLAND -- 0.9%
         1    Metso Oyj...................................................              13
    49,400    UPM-Kymmene Oyj.............................................       1,231,223
------------------------------------------------------------------------------------------
                                                                                 1,231,236
------------------------------------------------------------------------------------------
FRANCE -- 14.1%
    62,000    Alcatel.....................................................       4,083,053
    43,980    Aventis S.A. ...............................................       3,223,067
    11,130    Axa.........................................................       1,760,418
    21,800    BNP Paribas.................................................       2,106,462
     7,680    Compagnie de Saint-Gobain*..................................       1,042,464
     5,400    Lagardere S.C.A. ...........................................         414,115
    11,230    Suez Lyonnaise des Eaux S.A.................................       1,975,387
    20,451    Total Fina Elf..............................................       3,148,449
    20,554    Vivendi S.A.*...............................................       1,821,544
------------------------------------------------------------------------------------------
                                                                                19,574,959
------------------------------------------------------------------------------------------
GERMANY -- 8.2%
     7,444    Allianz AG..................................................       2,656,660
    42,600    Bayerische Hypo-und Vereinsbank AG..........................       2,797,286
    60,800    Deutsche Lufthansa AG*......................................       1,425,014
    11,226    Deutsche Telecom AG.........................................         649,978
    24,800    E.On AG.....................................................       1,200,549
    12,800    Siemens AG..................................................       1,923,944
    44,450    Thyssen Krupp AG*...........................................         710,303
------------------------------------------------------------------------------------------
                                                                                11,363,734
------------------------------------------------------------------------------------------
ITALY -- 2.5%
    43,969    Alleanza Assicurazioni......................................         582,072
   231,200    ENI S.p.A.*.................................................       1,340,848
    84,900    San Paolo-IMI S.p.A.*.......................................       1,506,436
------------------------------------------------------------------------------------------
                                                                                 3,429,356
------------------------------------------------------------------------------------------
JAPAN -- 22.9%
     8,500    Acom Co., Ltd.*.............................................         716,602
    52,000    Cannon, Inc. ...............................................       2,594,963
   112,000    The Fuji Bank, Ltd.*........................................         853,193
    68,000    Fujitsu Ltd. ...............................................       2,358,679
   143,000    The Industrial Bank of Japan, Ltd. .........................       1,086,641
    60,000    Kao Corp. ..................................................       1,837,343
    98,000    Nippon Paper Industries Co., Ltd. ..........................         670,593
       197    Nippon Telegraph and Telephone Corp. .......................       2,625,301
   674,000    Nissan Motor Co., Ltd.+.....................................       3,981,380
        61    NTT DoCoMo, Inc. ...........................................       1,654,647

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
JAPAN -- 22.9% (CONTINUED)
    14,500    ORIX CORP. .................................................    $  2,144,747
   217,000    The Sakura Bank, Ltd. ......................................       1,503,341
    47,000    Sankyo Co., Ltd. ...........................................       1,063,891
    27,800    Sony Corp. .................................................       2,601,200
    50,000    Sumitomo Electric Industries, Ltd. .........................         859,127
   259,000    The Sumitomo Trust & Banking Co., Ltd. .....................       1,848,164
    24,000    TDK CORP. ..................................................       3,456,925
------------------------------------------------------------------------------------------
                                                                                31,856,737
------------------------------------------------------------------------------------------
NETHERLANDS -- 6.6%
    39,600    Akzo Nobel N.V. ............................................       1,689,241
    84,500    Getronics N.V. .............................................       1,308,175
    30,300    Heineken N.V. ..............................................       1,851,653
    32,000    ING Groep N.V. .............................................       2,171,800
    44,448    Koninklijke Philips Electronics N.V. .......................       2,104,823
------------------------------------------------------------------------------------------
                                                                                 9,125,692
------------------------------------------------------------------------------------------
PORTUGAL -- 1.6%
   196,900    Portugal Telecom S.A. ......................................       2,219,676
------------------------------------------------------------------------------------------
SINGAPORE -- 3.2%
   295,700    Oversea-Chinese Banking Corp. Ltd. .........................       2,035,182
   379,624    United Overseas Bank Ltd. ..................................       2,481,059
------------------------------------------------------------------------------------------
                                                                                 4,516,241
------------------------------------------------------------------------------------------
SPAIN -- 2.8%
    91,100    Empresa Nacional de Electricidad S.A.*......................       1,771,891
    97,789    Telefonica S.A.*+...........................................       2,109,158
------------------------------------------------------------------------------------------
                                                                                 3,881,049
------------------------------------------------------------------------------------------
SWEDEN -- 2.8%
    67,900    Electrolux AB, Class B Shares...............................       1,056,704
   110,600    Investor AB, Class B Shares.................................       1,519,474
    94,400    Svenska Handelsbanken AB, Class A Shares....................       1,377,630
------------------------------------------------------------------------------------------
                                                                                 3,953,808
------------------------------------------------------------------------------------------
SWITZERLAND -- 4.0%
    15,675    ABB Ltd. ...................................................       1,882,138
       179    Roche Holding AG............................................       1,748,059
     4,000    Zurich Allied AG............................................       1,982,658
------------------------------------------------------------------------------------------
                                                                                 5,612,855
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 22.0%
    38,727    AstraZeneca Group PLC.......................................       1,809,273
   246,800    BAE SYSTEMS PLC.............................................       1,538,414
   257,800    BP Amoco PLC................................................       2,474,380
   129,633    British Energy PLC..........................................         344,909
   114,800    British Telecommunications PLC..............................       1,484,205
   240,196    Cadbury Schweppes PLC.......................................       1,579,064

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 22.0% (CONTINUED)
   197,974    Diageo PLC..................................................    $  1,772,789
    77,000    GKN PLC.....................................................         980,932
   226,400    Great Universal Stores PLC..................................       1,414,678
   128,100    Halifax Group PLC...........................................       1,222,724
   148,819    HSBC Holdings PLC...........................................       1,703,235
   236,400    Imperial Chemical Industries PLC............................       1,868,153
   513,800    Invensys PLC................................................       1,927,090
   176,700    National Grid Group PLC.....................................       1,388,348
    87,400    Prudential PLC..............................................       1,280,799
   181,600    Reed International PLC......................................       1,583,554
   187,200    SmithKline Beecham PLC......................................       2,459,914
   657,000    Tesco PLC...................................................       2,041,470
   441,600    Vodafone AirTouch PLC.......................................       1,791,671
------------------------------------------------------------------------------------------
                                                                                30,665,602
------------------------------------------------------------------------------------------

              TOTAL STOCK (Cost -- $120,885,956)..........................     131,510,445
------------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
$7,690,000    CIBC Wood Gundy Securities Inc., 6.450% due 7/3/00; Proceeds
              at maturity -- $7,694,133;
                (Fully collateralized by U.S. Treasury Notes, 5.500% due
                8/31/01;
                Market value -- $7,844,074) (Cost -- $7,690,000)..........       7,690,000
------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $128,575,956**)..........    $139,200,445
------------------------------------------------------------------------------------------

 * All or a portion of this security is on loan (See Note 9).
 + Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
----------------------------------------------------------------------------------------
BANKS -- 0.4%
      4,100   Comerica, Inc. .............................................  $    183,987
        300   First Tennessee National Corp. .............................         4,968
     21,900   Mellon Financial Corp. .....................................       797,981
     17,300   PNC Financial Services Group................................       810,937
      2,500   State Street Corp. .........................................       265,156
----------------------------------------------------------------------------------------
                                                                               2,063,029
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.9%
     47,700   Amgen Inc.*.................................................     3,350,925
      1,900   BioSphere Medical Inc.*.....................................        26,600
     10,300   Biotech Holders Trust.......................................     1,833,400
     15,800   Genentech, Inc.*............................................     2,717,600
        700   Human Genome Sciences, Inc.*................................        93,362
     27,500   Immunex Corp.*..............................................     1,359,531
----------------------------------------------------------------------------------------
                                                                               9,381,418
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
     59,100   Automatic Data Processing, Inc. ............................     3,165,543
     13,230   Cendant Corp.*..............................................       185,220
     31,600   First Data Corp. ...........................................     1,568,150
     17,850   Learning Tree International, Inc.*..........................     1,093,312
        750   Quanta Services, Inc.*......................................        41,250
----------------------------------------------------------------------------------------
                                                                               6,053,475
----------------------------------------------------------------------------------------
COMPUTERS -- 6.2%
      6,000   Brocade Communications Systems, Inc.*.......................     1,100,906
     17,600   Check Point Software Technologies Ltd.*.....................     3,726,800
     24,400   Compaq Computer Corp. ......................................       623,725
     33,600   Computer Sciences Corp.*....................................     2,509,500
     32,500   Dell Computer Corp.*........................................     1,602,656
    110,700   EMC Corp.*..................................................     8,516,981
      1,100   Internet Commerce Corp., Class A Shares*....................        15,950
      3,300   Redback Networks Inc.*......................................       587,400
     11,300   Seagate Technology, Inc.*...................................       621,500
     72,200   Sun Microsystems, Inc.*.....................................     6,565,687
     34,600   VERITAS Software Corp.*.....................................     3,910,340
----------------------------------------------------------------------------------------
                                                                              29,781,445
----------------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.0%
      8,400   Carson, Inc.*...............................................        37,800
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.0%
        700   United Stationers, Inc.*....................................        22,662
----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 3.8%
     47,800   General Electric, Co. ......................................     2,533,400
    329,062   Tyco International, Ltd. ...................................    15,589,312
----------------------------------------------------------------------------------------
                                                                              18,122,712
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ELECTRIC -- 1.6%
     36,400   The AES Corp.*..............................................  $  1,660,750
     95,200   Calpine Corp.*..............................................     6,259,400
----------------------------------------------------------------------------------------
                                                                               7,920,150
----------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.1%
        520   Capstone Turbine Corp.*.....................................        23,432
      1,600   Conductus, Inc.*............................................        31,600
      4,100   Emerson Electric Co. .......................................       247,537
----------------------------------------------------------------------------------------
                                                                                 302,569
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 16.0%
    122,100   Altera Corp.*...............................................    12,446,568
     92,000   Analog Devices, Inc.*.......................................     6,992,000
     17,500   Applied Materials, Inc.*....................................     1,585,937
    147,200   ARM Holdings PLC ADR*.......................................     4,839,200
     26,800   Atmel Corp.*................................................       988,250
        400   ATMI, Inc.*.................................................        18,600
        600   Burr-Brown Corp.*...........................................        52,012
    106,400   Intel Corp. ................................................    14,224,350
     35,000   LAM Research Corp.*.........................................     1,312,500
     58,800   LSI Logic Corp.*............................................     3,182,550
      1,200   LTX Corp.*..................................................        41,925
        400   Marvell Technology Group, Ltd.*.............................        22,800
    181,100   Micron Technology, Inc.*....................................    15,948,118
     52,000   National Semiconductor Corp.*...............................     2,951,000
      5,000   Novellus Systems, Inc.*.....................................       282,812
        470   Phototronics, Inc.*.........................................        13,336
      6,100   PMC-Sierra Inc.*............................................     1,083,893
     27,000   Teradyne, Inc.*.............................................     1,984,500
      9,900   Texas Instruments, Inc. ....................................       680,006
    102,500   Xilinx, Inc.*...............................................     8,462,656
----------------------------------------------------------------------------------------
                                                                              77,113,013
----------------------------------------------------------------------------------------
ELECTRONICS -- 2.8%
        800   Credence Systems Corp.*.....................................        44,150
     42,780   Flextronics International Ltd.*.............................     2,938,451
      5,860   Jabil Circuits, Inc.*.......................................       290,802
     43,500   Linear Technology Corp. ....................................     2,781,281
        420   Maxim Integrated Products, Inc.*............................        28,533
        800   Micrel, Inc.*...............................................        34,750
        450   Microchip Technology, Inc.*.................................        26,219
     45,800   PE Corp.-PE Biosystems Group................................     3,017,075
     25,300   Sanmina Corp.*..............................................     2,163,150
      2,600   SIPEX Corp.*................................................        71,989
     33,100   Solectron Corp.*............................................     1,386,062
      6,800   Waters Corp.*...............................................       848,725
----------------------------------------------------------------------------------------
                                                                              13,631,187
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
        716   International Speedway Corp., Class A Shares................  $     29,624
        450   Pegasus Solutions Inc.*.....................................         4,893
----------------------------------------------------------------------------------------
                                                                                  34,517
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.1%
     15,500   American Express Co. .......................................       807,937
     16,900   Household International, Inc. ..............................       702,406
     25,200   Merrill Lynch & Co., Inc. ..................................     2,898,000
      8,500   Providian Financial Corp. ..................................       765,000
        600   Waddell & Reed Financial, Inc., Class A Shares..............        19,687
----------------------------------------------------------------------------------------
                                                                               5,193,030
----------------------------------------------------------------------------------------
FOOD & BEVERAGES -- 1.9%
     28,200   Albertson's, Inc. ..........................................       937,650
     11,800   Anheuser-Busch Cos., Inc. ..................................       881,312
     17,600   The Coca-Cola Co. ..........................................     1,010,900
     22,600   The Kroger Co.*.............................................       498,612
    125,500   Safeway Inc.*...............................................     5,663,187
----------------------------------------------------------------------------------------
                                                                               8,991,661
----------------------------------------------------------------------------------------
HEALTH CARE -- 0.4%
      9,300   Allergan, Inc. .............................................       692,850
     11,600   Bausch & Lomb Inc. .........................................       897,550
      5,100   BioSource International, Inc.*..............................       113,475
      3,500   Quest Diagnostics Inc.*.....................................       250,468
----------------------------------------------------------------------------------------
                                                                               1,954,343
----------------------------------------------------------------------------------------
INSURANCE -- 0.7%
     14,100   American International Group, Inc. .........................     1,656,750
     26,500   AXA Financial, Inc. ........................................       901,000
     12,800   The Hartford Financial Services Group, Inc. ................       716,000
----------------------------------------------------------------------------------------
                                                                               3,273,750
----------------------------------------------------------------------------------------
MEDIA -- 1.3%
     73,800   AT&T Corp. -- Liberty Media Group, Class A Shares*..........     1,789,650
     16,500   Clear Channel Communications, Inc.*.........................     1,237,500
     41,200   USA Networks, Inc.*.........................................       890,950
     32,400   Viacom Inc., Class B Shares*................................     2,209,275
----------------------------------------------------------------------------------------
                                                                               6,127,375
----------------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.3%
     22,600   Cabletron Systems, Inc.*....................................       570,650
    419,708   Cisco Systems, Inc.*........................................    26,677,699
      3,900   Emulex Corp.*...............................................       256,181
      2,900   Foundry Networks, Inc.*.....................................       320,450
     16,300   Juniper Networks, Inc.*.....................................     2,372,668
----------------------------------------------------------------------------------------
                                                                              30,197,648
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
OIL & GAS PRODUCTION -- 2.3%
     24,600   Anadarko Petroleum Corp. ...................................  $  1,213,087
     14,500   Apache Corp. ...............................................       852,781
     36,500   The Coastal Corp. ..........................................     2,221,937
     11,300   Devon Energy Corp. .........................................       634,918
    102,600   EOG Resources, Inc. ........................................     3,437,100
     26,900   Global Marine Inc.*.........................................       758,243
     26,700   Noble Drilling Corp.*.......................................     1,099,706
     11,900   Transocean Sedco Forex Inc. ................................       635,906
----------------------------------------------------------------------------------------
                                                                              10,853,678
----------------------------------------------------------------------------------------
OIL & GAS SERVICES -- 0.7%
     56,000   Baker Hughes Inc. ..........................................     1,792,000
      9,800   Grant Prideco, Inc.*........................................       245,000
     15,700   Halliburton Co. ............................................       740,843
      5,200   Noble Affiliates, Inc. .....................................       193,700
      9,800   Weatherford International, Inc.*............................       390,162
----------------------------------------------------------------------------------------
                                                                               3,361,705
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.0%
     53,500   Abbott Laboratories.........................................     2,384,093
      2,400   Abgenix, Inc.*..............................................       287,662
      1,000   Alkermes, Inc.*.............................................        47,125
      4,400   ALZA Corp.*.................................................       260,150
      9,200   American Home Products Corp. ...............................       540,500
      2,100   Andrx Corp.*................................................       134,235
     22,400   Bristol-Myers Squibb Co. ...................................     1,304,800
     16,100   Cardinal Health, Inc. ......................................     1,191,400
      9,800   MedImunne, Inc.*............................................       725,200
    102,125   Pfizer, Inc. ...............................................     4,902,000
      9,300   Pharmacia Corp. ............................................       480,693
     51,200   Sepracor, Inc.*.............................................     6,176,000
     15,500   Teva Pharmaceutical Industries Ltd. ADR.....................       859,281
----------------------------------------------------------------------------------------
                                                                              19,293,139
----------------------------------------------------------------------------------------
PIPELINES -- 0.5%
     19,200   Dynegy Inc., Class A Shares.................................     1,311,600
     21,000   Enron Corp. ................................................     1,354,500
----------------------------------------------------------------------------------------
                                                                               2,666,100
----------------------------------------------------------------------------------------
RETAIL -- 1.4%
     32,900   CVS Corp. ..................................................     1,316,000
        300   Insight Enterprises, Inc.*..................................        17,793
      4,400   Kohl's Corp.*...............................................       244,750
     41,900   RadioShack Corp. ...........................................     1,985,012
     53,800   Wal-Mart Stores, Inc. ......................................     3,100,225
----------------------------------------------------------------------------------------
                                                                               6,663,780
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SAVINGS & LOAN -- 0.2%
      9,800   Charter One Financial, Inc. ................................  $    225,400
     20,300   Golden West Financial Corp. ................................       828,493
----------------------------------------------------------------------------------------
                                                                               1,053,893
----------------------------------------------------------------------------------------
SHIPBUILDING -- 0.0%
        100   Newport News Shipbuilding Inc. .............................         3,675
----------------------------------------------------------------------------------------
SOFTWARE -- 19.1%
        700   Allscripts, Inc.*...........................................        16,100
      2,800   Ariba, Inc.*................................................       274,531
      1,300   Art Technology Group, Inc.*.................................       131,218
      2,300   BEA Systems, Inc.*..........................................       113,706
     93,802   BMC Software, Inc.*.........................................     3,422,307
     24,310   Cadence Design System, Inc.*................................       495,316
     43,502   Computer Associates International, Inc. ....................     2,226,758
      3,000   E.piphany, Inc.*............................................       321,562
      5,600   Fiserv, Inc.*...............................................       242,200
      6,400   i2 Technologies, Inc.*......................................       667,300
      2,500   IMRglobal, Corp.*...........................................        32,656
        660   Lightspan Inc.*.............................................         3,630
      8,500   Mercury Interactive Corp.*..................................       822,375
    216,600   Microsoft Corp.*............................................    17,328,000
    652,300   Oracle Corp.*...............................................    54,833,978
      1,900   SAP AG ADR..................................................        89,181
     16,400   Siebel Systems, Inc.*.......................................     2,682,425
     45,878   VeriSign, Inc.*.............................................     8,097,378
----------------------------------------------------------------------------------------
                                                                              91,800,621
----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 15.2%
     45,640   ADC Telecommunications, Inc.*...............................     3,828,055
     16,000   Alcatel S.A. ADR............................................     1,064,000
     56,900   CIENA Corp.*................................................     9,484,518
     13,600   Comverse Technology, Inc.*..................................     1,264,800
     45,000   Corning, Inc. ..............................................    12,144,385
    226,400   Ericsson LM Telephone ADR...................................     4,528,000
     26,716   JDS Uniphase Corp.*.........................................     3,202,580
      4,100   Lucent Technologies, Inc. ..................................       242,925
    150,500   Metromedia Fiber Network, Inc.*.............................     5,972,968
      6,200   Motorola, Inc. .............................................       180,187
      4,000   MRV Communications, Inc.*...................................       269,000
        320   New Focus, Inc.*............................................        26,280
    136,600   Nokia Oyj ADR, Class A Shares...............................     6,821,462
    264,970   Nortel Networks Corp. ......................................    18,084,212
        700   Scientific-Atlanta, Inc. ...................................        52,150
     19,200   Sycamore Networks, Inc.*....................................     2,119,200
     53,900   Tellabs, Inc.*..............................................     3,688,781
----------------------------------------------------------------------------------------
                                                                              72,973,503
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.9%
        800   Adelphia Business Solutions, Inc.*..........................  $     18,550
      1,300   Amdocs Ltd.*................................................        99,775
      1,000   Call-Net Enterprises, Inc., Class B Shares*.................         2,437
      4,700   China Unicom Ltd. ADR*......................................        99,875
     54,000   Global Crossing Ltd.*.......................................     1,420,875
        700   ITC DeltaCom, Inc.*.........................................        15,618
      1,800   MGC Communications, Inc.*...................................       107,887
     19,100   Nextel Communications, Inc.*................................     1,168,681
     87,800   Sprint Corp. (PCS Group)*...................................     5,224,100
     48,146   VoiceStream Wireless Corp.*.................................     5,599,229
----------------------------------------------------------------------------------------
                                                                              13,757,027
----------------------------------------------------------------------------------------
TELEPHONE -- 1.4%
     13,200   Intermedia Communications Inc.*.............................       392,700
     80,996   MCI WorldCom, Inc.*.........................................     3,715,691
      2,600   NEXTLINK Communications, Inc., Class A Shares*..............        98,637
     50,500   Sprint, Corp. (FON Group)...................................     2,575,500
----------------------------------------------------------------------------------------
                                                                               6,782,528
----------------------------------------------------------------------------------------
TOBACCO -- 0.0%
      6,000   Philip Morris Cos., Inc. ...................................       159,375
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $334,456,437)...................   449,570,808
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.8%
----------------------------------------------------------------------------------------
FINLAND -- 0.4%
     37,500   Sonera Oyj..................................................     1,716,490
----------------------------------------------------------------------------------------
FRANCE -- 0.8%
      5,865   Bouygues SA*................................................     3,935,525
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.6%
     27,000   ARM Holdings PLC ADR*.......................................       287,965
    656,264   Vodafone AirTouch PLC.......................................     2,662,611
----------------------------------------------------------------------------------------
                                                                               2,950,576
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $8,385,714)....................     8,602,591
----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 4.7%
$22,700,000   Federal Home Loan Bank, Discount Notes, 6.540% due 7/3/00
              (Cost -- $22,691,752).......................................    22,691,752
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $365,533,903**)..........  $480,865,151
----------------------------------------------------------------------------------------

 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 94.3%
-----------------------------------------------------------------------------------------------------
ADVERTISING -- 0.4%
$  175,000   B            Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06...    $   160,125
-----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.3%
   175,000   B-           Fairchild Corp., Company Guaranteed Notes, 10.750% due
                            4/15/09...................................................        122,063
-----------------------------------------------------------------------------------------------------
APPAREL -- 0.6%
   225,000   B-           GFSI, Inc., Sr. Sub. Notes, 9.625% due 3/1/07...............        165,375
                          Pillowtex Corp., Company Guaranteed Notes:
   100,000   CC           10.000% due 11/15/06........................................         35,500
   175,000   CC           9.000% due 12/15/07.........................................         61,250
-----------------------------------------------------------------------------------------------------
                                                                                              262,125
-----------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 0.4%
   200,000   B            Motor Coach Industries International Inc., Company
                            Guaranteed Notes, 11.250% due 5/1/09......................        171,250
-----------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 3.9%
   125,000   B-           Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........        105,625
   200,000   B-           Aftermarket Technology Corp., Sr. Sub. Notes, 12.000% due
                            8/1/04....................................................        200,750
   350,000   B+           American Axle & Manufacturing Inc., Company Guaranteed
                            Notes, 9.750% due 3/1/09..................................        328,125
   100,000   B            Collins Aikman Products Co., Guaranteed Sr. Sub. Notes,
                            11.500% due 4/15/06.......................................         96,750
   300,000   B-           Eagle Picher Industries Inc., Sr. Sub. Notes, 9.375% due
                            3/1/08....................................................        256,500
   150,000   B-           HDA Parts System Inc., Sr. Sub. Notes, 12.000% due
                            8/1/05+...................................................        101,250
   200,000   B-           J.L. French Auto Casting, Sr. Sub. Notes, 11.500% due
                            6/1/09+...................................................        183,000
   475,000   BB-          Lear Corp., Sub. Notes, 8.110% due 5/15/09+.................        433,437
-----------------------------------------------------------------------------------------------------
                                                                                            1,705,437
-----------------------------------------------------------------------------------------------------
BEVERAGES -- 0.7%
   100,000   B            National Wine & Spirits Corp., Sr. Notes, 10.125% due
                            1/15/09+..................................................         97,500
   225,000   NR           Triarc Consumer/Beverage, Company Guaranteed Notes, 10.250%
                            due 2/15/04...............................................        218,812
-----------------------------------------------------------------------------------------------------
                                                                                              316,312
-----------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.1%
   200,000   B-           Albecca Inc., Company Guaranteed Notes, 10.750% due
                            8/15/08...................................................        169,500
   100,000   B            American Builders & Contractors Supply Co., Sr. Sub. Notes,
                            10.625% due 5/15/07.......................................         82,750
   150,000   B-           Formica Corp., Sr. Sub. Notes, 10.875% due 3/1/09+..........        117,750
   100,000   B-           International Utility Structures Inc., Sr. Sub. Notes,
                            10.750% due 2/1/08........................................         82,500
   100,000   B-           Juno Lighting, Inc., Sr. Sub. Notes, 11.875% due 7/1/09+....         83,500
   150,000   B-           MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        148,500
   125,000   B            NCI Building Systems, Inc., Sr. Sub. Notes, 9.250% due
                            5/1/09....................................................        118,125
   150,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03....        141,000
-----------------------------------------------------------------------------------------------------
                                                                                              943,625
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 3.6%
   100,000   BB-          Georgia Gulf Corp., Sr. Sub. Notes, 10.375% due 11/1/07+....        104,500
   200,000   B2*          Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+..........        183,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 3.6% (CONTINUED)
$  175,000   B+           Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125% due
                            7/1/09+...................................................    $   177,188
   225,000   BB-          ISP Holdings Inc., Sr. Notes, 9.000% due 10/15/03...........        210,656
   600,000   BB           Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due
                            5/1/09+...................................................        598,500
   150,000   B            Sterling Chemicals Inc., Sr. Sub. Notes, 11.750% due
                            8/15/06...................................................        123,750
   150,000   B            Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................        128,250
   100,000   B-           United Industries Corp., Sr. Sub. Notes, 9.875% due
                            4/1/09+...................................................         55,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,581,344
-----------------------------------------------------------------------------------------------------
COAL -- 0.2%
   100,000   B-           ISG Resources Inc., Sr. Sub. Notes, 10.000% due 4/15/08.....         91,500
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.2%
   100,000   B            Coinmach Corp., Sr. Notes, 11.750% due 11/15/05.............         96,500
                          United Rentals Inc., Sr. Sub. Notes:
   250,000   BB-          9.250% due 1/15/09..........................................        226,875
   250,000   BB-          9.000% due 4/1/09...........................................        222,500
-----------------------------------------------------------------------------------------------------
                                                                                              545,875
-----------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.4%
   175,000   B-           Anteon Corp., Sr. Sub. Notes, 12.000% due 5/15/09+..........        158,813
-----------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 1.7%
   275,000   B-           Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08...        221,375
   250,000   B            Playtex Family Products Corp., Sr. Sub. Notes, 9.000% due
                            12/15/03..................................................        243,125
   600,000   CCC          Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                            2/1/08....................................................        306,000
-----------------------------------------------------------------------------------------------------
                                                                                              770,500
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.1%
   250,000   BB           Caithness Coso Funding Corp., Secured Notes, 9.050% due
                            12/15/09..................................................        248,125
   450,000   BB+          GS Escrow Corp., Sr. Sub. Notes, 7.125% due 8/1/05..........        402,188
   125,000   B-           Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................        109,375
   100,000   BB-          RBF Finance Co., Company Guaranteed Notes, 11.375% due
                            3/15/09...................................................        109,000
   100,000   B-           Russell-Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                            2/15/09...................................................         65,500
-----------------------------------------------------------------------------------------------------
                                                                                              934,188
-----------------------------------------------------------------------------------------------------
ELECTRIC -- 1.6%
   100,000   BB           CMS Energy Corp., Sr. Notes, 7.500% due 1/15/09.............         87,625
   250,000   BBB-         El Paso Electric Co., First Mortgage, 9.400% due 5/1/11.....        262,812
   450,000   BBB-         Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to
                            yield 8.075% due 7/1/10...................................        346,500
-----------------------------------------------------------------------------------------------------
                                                                                              696,937
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 2.1%
   145,000   B+           Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                            5/15/07...................................................        146,994
   525,000   B-           Fisher Scientific International Inc., Sr. Sub Notes, 9.000%
                            due 2/1/08................................................        483,000
   325,000   B            Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                            due 6/1/08................................................        299,000
-----------------------------------------------------------------------------------------------------
                                                                                              928,994
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.4%
$  150,000   B+           URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............    $   154,500
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.8%
                          Premier Parks Inc.:
   825,000   B-           Sr. Discount Notes, step bond to yield 10.089% due 4/1/08...        564,095
   150,000   B-           Sr. Notes, 9.750% due 6/15/07...............................        145,688
   425,000   B-           Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08.......        104,125
-----------------------------------------------------------------------------------------------------
                                                                                              813,908
-----------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 2.3%
                          Allied Waste North America Inc.:
   700,000   BB-          Company Guaranteed Notes, 7.625% due 1/1/06.................        616,000
   500,000   BB-          Sr. Sub. Notes, 10.000% due 8/1/09..........................        420,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,036,000
-----------------------------------------------------------------------------------------------------
FOOD -- 2.5%
   250,000   B-           Agrilink Foods Inc., Sr. Sub. Notes, 11.875% due 11/1/08+...        196,250
   100,000   CCC+         Aurora Foods Inc., Sr. Sub. Notes, Series B, 9.875% due
                            2/15/07...................................................         58,500
   100,000   B-           Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...........         84,000
   100,000   B-           Dominos Inc., Sr. Sub. Notes, 10.375% due 1/15/09...........         93,250
   300,000   CCC+         Eagle Family Foods, Company Guaranteed Notes, 8.750% due
                            1/15/08...................................................        178,500
   350,000   B            International Home Foods, Inc., Company Guaranteed Notes,
                            10.375% due 11/1/06.......................................        376,250
   150,000   D            Jitney-Jungle Stores of America, Inc., Company Guaranteed
                            Notes, 10.375% due 9/15/07................................          3,000
   150,000   B-           Volume Services America Inc., Sr. Sub. Notes, 11.250% due
                            3/1/09+...................................................        137,250
-----------------------------------------------------------------------------------------------------
                                                                                            1,127,000
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.2%
   100,000   BB-          Buckeye Cellulose Corp., Sr. Sub. Notes, 9.250% due
                            9/15/08...................................................        100,500
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.7%
   250,000   BB+          Columbia/HCA Healthcare, Discount Notes, 6.910% due
                            6/15/05...................................................        228,750
   250,000   B-           Dade International Inc., Sr. Sub. Notes, 11.125% due
                            5/1/06....................................................        118,750
   100,000   B-           Everest Healthcare Services Corp., Company Guaranteed Notes,
                            9.750% due 5/1/08.........................................         85,500
                          Genesis Health Ventures, Sr. Sub. Notes:
   100,000   C*           9.250% due 10/1/06..........................................         11,500
   125,000   C*           9.875% due 1/15/09..........................................         14,375
   275,000   CCC+         Kinetic Concepts, Inc., Company Guaranteed Notes, 9.625% due
                            11/1/07...................................................        213,125
                          Tenet Healthcare Corp., Sr. Notes:
   400,000   BB-          8.000% due 1/15/05..........................................        386,000
   100,000   BB-          7.625% due 6/1/08...........................................         92,125
   550,000   BB-          8.125% due 12/1/08..........................................        506,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,656,125
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 0.6%
$  150,000   B-           Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....    $    43,875
   125,000   BB-          Murrin Murrin Holding Property, Sr. Notes, 9.375% due
                            8/31/07...................................................        108,750
   100,000   C*           Nebco Evans Holdings Co., Sr. Discount Notes, step bond to
                            yield 10.820% due 7/15/07#................................            125
    98,000   B            SCG Holdings & Semiconductor Co., Sr. Sub. Notes, 12.000%
                            due 8/1/09................................................        105,105
-----------------------------------------------------------------------------------------------------
                                                                                              257,855
-----------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.3%
   125,000   B-           Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07.....        121,250
-----------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 1.2%
   225,000   B-           Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        185,625
   200,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10++..........        198,000
   200,000   B+           Royster-Clark Inc., First Mortgage Notes, 10.250% due
                            4/1/09....................................................        164,000
-----------------------------------------------------------------------------------------------------
                                                                                              547,625
-----------------------------------------------------------------------------------------------------
HOUSEWARES -- 0.3%
   150,000   B-           Boyds Collection Ltd., Sr. Sub. Notes, 9.000% due 5/15/08...        132,750
-----------------------------------------------------------------------------------------------------
IRON/STEEL -- 0.2%
   100,000   B-           Neenah Corp., Sr. Sub. Notes, Series B, 11.125% due
                            5/1/07....................................................         74,000
   150,000   NR           Republic Technology Inc., Sr. Notes, 13.750% due 7/15/09+...         27,187
-----------------------------------------------------------------------------------------------------
                                                                                              101,187
-----------------------------------------------------------------------------------------------------
LEISURE TIME -- 0.5%
   308,000   CCC+         AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                            bond to yield 13.034% due 3/15/06.........................         63,910
   150,000   B-           True Temper Sports Inc., Sr. Sub. Notes, Series B, 10.875%
                            due 12/1/08...............................................        143,437
-----------------------------------------------------------------------------------------------------
                                                                                              207,347
-----------------------------------------------------------------------------------------------------
LODGING -- 2.0%
   325,000   B-           Florida Panthers Holdings Inc., Company Guaranteed Notes,
                            9.875% due 4/15/09........................................        306,313
                          HMH Properties Inc.:
   300,000   BB             Sr. Notes, 8.450% due 12/1/08.............................        279,375
   350,000   BB             Sr. Sub. Notes, 7.875% due 8/1/08.........................        315,875
-----------------------------------------------------------------------------------------------------
                                                                                              901,563
-----------------------------------------------------------------------------------------------------
MACHINERY, CONSTRUCTION & MINING -- 0.4%
   150,000   Ca*          Clark Material Holdings Corp., Company Guaranteed Notes,
                            Series D, 10.750% due 11/15/06............................         25,500
                          National Equipment Services Inc.:
   100,000   B            Company Guaranteed Notes, Series D, 10.000% due 11/30/04....         83,500
   100,000   B            Sr. Sub. Notes, Series B, 10.000% due 11/30/04..............         83,500
-----------------------------------------------------------------------------------------------------
                                                                                              192,500
-----------------------------------------------------------------------------------------------------
MACHINERY DIVERSIFIED -- 0.3%
   125,000   B            Woods Equipment Co., Company Guaranteed Notes, 12.000% due
                            7/15/09...................................................        112,031
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA -- 14.5%
                          AMFM Operating Inc.:
$   31,700   NR           Debentures, 12.625% due 10/31/06............................    $    37,168
   100,000   B            Sr. Sub. Notes, 9.250% due 7/1/07...........................        102,500
   225,000   B3*          Big City Radio Inc., Company Guaranteed Notes, step bond to
                            yield 13.012% due 3/15/05.................................        127,687
    63,100   B            Capstar Broadcasting, Radio, Cable & TV Partners, Sr. Sub.
                            Notes, 9.250% due 7/1/07..................................         73,038
                          Chancellor Media Corp., Sr. Sub. Notes:
   650,000   B+           8.125% due 12/15/07.........................................        657,312
   425,000   B+           9.000% due 10/1/08..........................................        438,813
   850,000   B+           Charter Communications Holdings LLC., Sr. Discount Notes,
                            zero coupon due 4/1/11+...................................        484,500
                          CSC Holdings Inc., Sr. Sub. Notes:
   300,000   BB-            9.250% due 11/1/05........................................        303,375
   250,000   BB-            9.875% due 2/15/13........................................        257,500
                          Diamond Cable Comm PLC:
   150,000   B-             9.125% due 2/1/08.........................................        139,500
   125,000   B-             Sr. Discount Notes, step bond to yield 9.900% due 2/15/07.         95,937
   500,000   B            EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09+...........        482,500
   500,000   BBB-         Fox/Liberty Networks LLC Inc., Sr. Discount Notes, step bond
                            to yield 9.750% due 8/15/07...............................        407,500
   300,000   B+           Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                            10/1/09...................................................        267,000
   175,000   BB-          Hollinger International Publishing Inc., Company Guaranteed
                            Notes, 9.250% due 3/15/07.................................        173,250
   100,000   BBB-         Lenfest Communications Inc., Sr. Sub. Notes, 8.250% due
                            2/15/08...................................................         99,375
   425,000   CCC+         Pegasus Communications Corp., Sr. Notes, 9.625% due
                            10/15/05..................................................        412,250
   425,000   B            Sinclair Broadcast Group, Sr. Sub. Notes, 8.750% due
                            12/15/07..................................................        376,125
   200,000   B-           Spectrasite Holdings Inc., Sr. Sub. Discount Notes, step
                            bond to yield 12.875% due 3/15/10+........................        110,000
                          Telewest Communications PLC, Sr. Notes:
    50,000   B+           11.250% due 11/1/08.........................................         50,250
   400,000   B+           Step bond to yield 10.597% due 10/1/07......................        381,000
   125,000   B            UIH Australia Inc., Sr. Discount Notes, step bond to yield
                            15.632% due 5/15/06.......................................        115,625
   575,000   B-           United International Holdings, Sr. Discount Notes, step bond
                            to yield 11.763% due 2/15/08..............................        405,375
                          United Pan-Europe Communications Co., Sr. Discount Notes,
                            step bond to yield:
   275,000   B              12.500% due 11/1/09+......................................        139,562
   400,000   B              13.375% due 11/1/09+......................................        194,000
   125,000   NR           XM Satellite Radio Inc., 14.000% due 3/15/10++..............        110,625
-----------------------------------------------------------------------------------------------------
                                                                                            6,441,767
-----------------------------------------------------------------------------------------------------
METAL, FABRICATE & HARDWARE -- 0.2%
   125,000   B            Metals USA Inc., Company Guaranteed Notes, 8.625% due
                            2/15/08...................................................        104,375
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MINING -- 0.2%
$  250,000   CCC-         AEI Holdings Co. Inc., Company Guaranteed Notes, 10.500% due
                            12/15/05+.................................................    $    51,250
   150,000   CC           AEI Resources Inc., Sr. Sub. Notes, 11.500% due 12/15/06+...         15,750
-----------------------------------------------------------------------------------------------------
                                                                                               67,000
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 2.1%
   175,000   B-           Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+............        179,375
   200,000   B            Cabot Safety Corp., Sr. Notes, 12.500% due 7/15/05..........        202,000
    50,000   CCC+         Diamond Brands Operating Corp., Company Guaranteed Notes,
                            10.125% due 4/15/08.......................................         27,750
   100,000   B            Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09+...........         89,500
                          Polymer Group, Company Guaranteed Notes:
   225,000   B              9.000% due 7/1/07...........................................      192,375
   300,000   B              8.750% due 3/1/08...........................................      250,500
-----------------------------------------------------------------------------------------------------
                                                                                              941,500
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 2.3%
   100,000   B            Comstock Resources, Inc., Sr. Notes, 11.250% due 5/1/07+....        102,125
   200,000   CCC          Continental Resources, Company Guaranteed Notes, 10.250% due
                            8/1/08....................................................        179,500
   200,000   B            NationsRent Inc., Company Guaranteed, 10.375% due
                            12/15/08..................................................        129,000
   125,000   BB-          Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        128,750
   275,000   BB           Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        275,687
   200,000   B+           R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06............        219,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,034,062
-----------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 1.2%
   100,000   B            Huntsman Packaging Corp., Company Guaranteed Notes, 13.000%
                            due 6/1/10+++.............................................        103,500
                          Stone Container Corp.:
   175,000   B-             Sr. Sub. Debentures, 12.250% due 4/1/02++...................      175,875
   250,000   B-             Sr. Sub. Notes, 11.500% due 10/1/04.........................      259,375
-----------------------------------------------------------------------------------------------------
                                                                                              538,750
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.2%
   100,000   B+           NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............         85,750
-----------------------------------------------------------------------------------------------------
RETAIL -- 1.0%
   150,000   B            Advantica Restaurant Group, Sr. Notes, 11.125% due
                            1/15/08...................................................        101,250
   225,000   B            Buhrmann US Inc., Sr. Sub. Notes, 12.250% due 11/1/09+......        237,375
   400,000   CCC-         US Office Products Co., Company Guaranteed Notes, 9.750% due
                            6/15/08...................................................         86,000
-----------------------------------------------------------------------------------------------------
                                                                                              424,625
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.5%
   150,000   B            Exodus Communications Inc., Sr. Notes, 11.625% due
                            7/15/10...................................................        151,125
   200,000   NR           NorthPoint Communications Group Inc., Sr. Notes, 12.875% due
                            2/15/10+..................................................        145,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SOFTWARE -- 2.5% (CONTINUED)
                          PSINet Inc., Sr. Notes:
$  350,000   B-             10.000% due 2/15/05.........................................    $ 323,750
   100,000   B-             11.500% due 11/1/08.........................................       94,500
   125,000   B-             11.000% due 11/1/09.........................................      116,250
   250,000   B-           Verio Inc., Sr. Notes, 11.250% due 12/1/08..................        281,875
-----------------------------------------------------------------------------------------------------
                                                                                            1,112,500
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 2.8%
                          Nextel Communications Inc.:
                          Sr. Discount Notes:
   250,000   B              Step bond to yield 10.505% due 9/15/07......................      197,500
   375,000   B              Step bond to yield 9.798% due 2/15/08.......................      276,562
   800,000   B            Sr. Notes, 9.375% due 11/15/09+.............................        768,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,242,062
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 19.1%
   200,000   B-           Centennial Cellular Corp., Sr. Notes, 10.750% due
                            12/15/08..................................................        195,250
                          Crown Castle International Corp., Sr. Discount Notes:
   425,000   B              Step bond to yield 10.396% due 5/15/11......................      261,906
   375,000   B              Step bond to yield 11.181% due 8/1/11.......................      236,250
   300,000   CCC+         Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                            14.000% due 5/15/09+......................................        106,500
   100,000   NR           e.spire Communications, Inc., Sr. Discount Notes, step bond
                            to yield 10.789% due 4/1/06...............................         45,500
   925,000   BB           Global Crossing Holdings Ltd., Sr. Notes, 9.500% due
                            11/15/09+.................................................        897,250
                          Level 3 Communications:
   525,000   B              Sr. Discount Notes, step bond to yield 11.085% due
                            12/1/08...................................................        321,562
   925,000   B              Sr. Notes, 9.125% due 5/1/08................................      834,812
                          McLeodUSA Inc.:
   725,000   B+             Sr. Discount Notes, step bond to yield 9.608% due 3/1/07....      598,125
   125,000   B+             Sr. Notes, 9.500% due 11/1/08...............................      122,812
    50,000   B-           Metricom Inc., Company Guaranteed, 13.000% due 2/15/10......         34,500
   425,000   B-           Millicom International Cellular S.A., Sr. Sub. Discount
                            Notes, step bond to yield 12.277% due 6/1/06..............        363,375
    75,000   B-           Nextel International Inc., Sr. Discount Notes, step bond to
                            yield 12.125% due 4/15/08.................................         49,125
    80,000   CCC+         Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                            14.000% due 2/1/09+ ......................................         55,600
   475,000   B-           NTL Communications Corp., Sr. Notes, step bond to yield
                            11.703% due 10/1/08.......................................        304,000
                          NTL Inc., Sr. Notes:
   375,000   B-             Step bond to yield 10.564% due 2/1/06.......................      347,812
   850,000   B-             Step bond to yield 10.885% due 4/1/08.......................      533,375
   275,000   B+           Orion Network Systems, Inc., Sr. Notes, 12.750% due
                            1/15/07...................................................        167,750
   125,000   B-           Orius Corp., Sr. Sub. Notes, 13.750% due 2/1/10+............        129,375
   350,000   B-           RCN Corp., Sr. Discount Notes, 11.125% due 10/15/07, step
                            bond to yield 12.152% due 10/15/07........................        220,500
   275,000   BB-          Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07......        275,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 19.1% (CONTINUED)
$  475,000   B-           Telecommunication Technique Co., Company Guaranteed Notes,
                            9.750% due 5/15/08........................................    $   429,875
   425,000   CCC+         Telesystem International Wireless, Sr. Discount Notes, step
                            bond to yield 12.970% due 6/30/07.........................        297,500
                          Teligent, Inc.:
   175,000   CCC            Sr. Discount Notes, step bond to yield 13.776% due 3/1/08...       82,250
   300,000   CCC            Sr. Notes, 11.500% due 12/1/07..............................      234,000
   425,000   CCC+         Triton PCS Inc., Company Guaranteed Notes, step bond to
                            yield 13.043% due 5/1/08..................................        310,250
   200,000   CCC+         US Unwired Inc., Sr. Discount Notes, step bond to yield
                            13.375% due 11/1/09+......................................        109,500
   150,000   NR           US Xchange LLC, Sr. Notes, 15.000% due 7/1/08...............        164,625
                          VoiceStream Wireless Corp.:
   525,000   B-             Sr. Discount Notes, step bond to yield 11.487% due
                            11/15/09..................................................        355,687
   100,000   B-             Sr. Notes, 10.375% due 11/15/09.............................      104,000
                          Winstar Communications, Inc.:
   372,000   B-             Sr. Discount Notes, step bond to yield 15.561% due
                            4/15/10+..................................................        174,840
   127,000   B-             Sr. Notes, 12.750% due 4/15/10+.............................      119,062
-----------------------------------------------------------------------------------------------------
                                                                                            8,481,968
-----------------------------------------------------------------------------------------------------
TELEPHONE -- 7.2%
                          Call-Net Enterprises, Inc., Sr. Discount Notes:
   375,000   B+             Step bond to yield 8.902% due 8/15/07.......................      178,125
   375,000   B+             Step bond to yield 10.148% due 8/15/08......................      148,125
   175,000   B+             Step bond to yield 10.800% due 5/15/09......................       63,875
   500,000   B            Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07....        430,000
                          Intermedia Communications Inc., Sr. Discount Notes:
   175,000   B            8.600% due 6/1/08...........................................        162,750
   225,000   B              Step bond to yield 10.183% due 5/15/06......................      205,312
   250,000   B              Step bond to yield 10.851% due 7/15/07......................      197,500
   250,000   CCC+           Step bond to yield 12.234% due 3/1/09.......................      151,875
                          NEXTLINK Communication Inc.:
 1,050,000   B              Sr. Discount Notes, step bond to yield 12.197% due 6/1/09...      651,000
   100,000   B              Sr. Notes, 10.750% due 6/1/09...............................       99,000
   700,000   BB+          Qwest Communications International Inc., Sr. Discount Notes,
                            step bond to yield 8.378% due 10/15/07....................        588,875
                          Viatel Inc.:
   350,000   B-             Sr. Discount Notes, step bond to yield 13.236% due
                            4/15/08...................................................        159,250
                            Sr. Notes:
   100,000   B-                11.250% due 4/15/08+...................................         74,500
   100,000   B-                11.500% due 3/15/09....................................         76,500
-----------------------------------------------------------------------------------------------------
                                                                                            3,186,687
-----------------------------------------------------------------------------------------------------
TEXTILES -- 0.4%
   150,000   B-           Collins & Aikman Floor Coverings Inc., Sr. Sub. Notes,
                            10.000% due 1/15/07.......................................        146,625
    50,000   D            Glenoit Corp., Company Guaranteed Notes, 11.000% due
                            4/15/07...................................................          7,750
-----------------------------------------------------------------------------------------------------
                                                                                              154,375
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
$  250,000   B+           Allied Holdings Inc., Company Guaranteed Notes, 8.625% due
                            10/1/07...................................................    $   222,812
   200,000   B+           Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        202,000
   100,000   CCC          Holt Group, Sr. Notes, 9.750% due 1/15/06+..................         10,000
   150,000   B            Railworks Corp., Sr. Sub. Notes, 11.500% due 4/15/09........        141,750
                          Stena AB, Sr. Notes:
   275,000   BB           10.500% due 12/15/05........................................        270,875
   250,000   BB           8.750% due 6/15/07..........................................        219,375
   100,000   B            Stena Line AB, Sr. Notes, 10.625% due 6/1/08................         59,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,125,812
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost -- $48,286,389).........     41,792,462
-----------------------------------------------------------------------------------------------------
 SHARES                                             SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.3%
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE & TV -- 0.2%
     1,000                Sinclair Capital, 11.625%...................................         90,750
-----------------------------------------------------------------------------------------------------
HOLDING COMPANIES & DIVERS -- 0.0%
     1,209                Nebco Evans Holding Co., Payment-in-kind, 11.250% due
                            6/1/03....................................................            151
-----------------------------------------------------------------------------------------------------
MEDIA -- 1.0%
        67                Pegasus Communications Corp., Payment-in-kind, 12.750% due
                            1/1/02....................................................         67,914
                          Primedia Inc.:
     2,850                Series F, 9.200%............................................        258,637
     1,500                Series H, 8.625%............................................        129,375
-----------------------------------------------------------------------------------------------------
                                                                                              455,926
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 0.7%
     2,773                R&B Falcon Corp., Payment-in-kind, 13.875% due 5/1/04.......        314,057
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
     1,000                Benedek Communications Corp., Payment-in-kind, 11.500% due
                            5/15/03...................................................         55,250
       930                Nextel Communications Inc., Payment-in-kind, 11.125% due
                            2/15/03...................................................         90,443
-----------------------------------------------------------------------------------------------------
                                                                                              145,693
-----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $1,186,061)..................      1,006,577
-----------------------------------------------------------------------------------------------------
WARRANTS @ -- 0.1%
-----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
       100                UIH Australia Pacific Inc., Expire 5/15/06..................          3,000
-----------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.0%
       100                Sterling Chemicals Holdings Inc., Expire 8/15/08............            850
-----------------------------------------------------------------------------------------------------
OIL & GAS -- 0.1%
       750                R&B Falcon Corp., Expire 5/1/09+............................         37,500
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
       100                Metricom Inc., Expire 2/15/10...............................            225
        50                Metronet Communications Corp., Class B Shares, Expire
                            8/15/07...................................................          5,625
-----------------------------------------------------------------------------------------------------
                                                                                                5,850
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       150              Republic Technology Inc., Expire 7/15/09....................    $        15
---------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $28,370)............................         47,215
---------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                           SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$1,485,000              Chase Securities Inc., 6.250% due 7/3/00; Proceeds at
                          maturity -- $1,485,773;
                        (Fully collateralized by U.S. Treasury Notes, 6.000% due
                          2/15/26;
                        Market value -- $1,518,788) (Cost -- $1,485,000)............      1,485,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $50,985,820**)...........    $44,331,254
---------------------------------------------------------------------------------------------------

(a)  All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by
     Moody's Investors Service, Inc.
 +   Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
 #   Security is currently in default.
++   Security has been issued with attached warrants.
 @   Non-income producing securities.
**   Aggregate cost for Federal income tax purposes is
     substantially the same.

     See page 44 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
--------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.0%
     6,700   Northrop Grumman Corp. .....................................  $   443,875
--------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 1.7%
     9,700   Ford Motor Co. .............................................      417,100
     5,490   General Motors Corp. .......................................      318,784
--------------------------------------------------------------------------------------
                                                                               735,884
--------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 1.6%
    28,300   Cooper Tire & Rubber Co. ...................................      314,838
    10,512   Delphi Automotive Systems Corp. ............................      153,081
     5,000   TRW Inc. ...................................................      216,875
     1,270   Visteon Corp.*..............................................       15,399
--------------------------------------------------------------------------------------
                                                                               700,193
--------------------------------------------------------------------------------------
BANKING -- 3.1%
    10,900   Bank of America Corp. ......................................      468,700
    12,500   First Union Corp. ..........................................      310,156
    12,000   PNC Financial Services Group................................      562,500
--------------------------------------------------------------------------------------
                                                                             1,341,356
--------------------------------------------------------------------------------------
CHEMICALS -- 3.0%
    15,700   Ashland Inc. ...............................................      550,481
     9,000   E.I. du Pont de Nemours & Co. ..............................      393,750
     8,000   PPG Industries, Inc. .......................................      354,500
--------------------------------------------------------------------------------------
                                                                             1,298,731
--------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.6%
    25,500   Cendant Corp.*..............................................      357,000
    10,600   H&R Block, Inc. ............................................      343,175
--------------------------------------------------------------------------------------
                                                                               700,175
--------------------------------------------------------------------------------------
COMPUTERS -- 10.7%
    16,400   Compaq Computer Corp. ......................................      419,225
     5,900   Computer Sciences Corp.*....................................      440,656
    10,800   Electronic Data Systems Corp. ..............................      445,500
     6,500   International Business Machines Corp. ......................      712,156
     8,600   Lexmark International Group, Inc., Class A Shares*..........      578,350
    12,100   Seagate Technology, Inc.*...................................      665,500
    23,600   Storage Technology Corp.*...................................      258,125
     9,500   Sun Microsystems, Inc.*.....................................      863,906
    15,900   Unisys Corp.*...............................................      231,544
--------------------------------------------------------------------------------------
                                                                             4,614,962
--------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 1.5%
    11,100   Kimberly-Clark Corp. .......................................      636,863
--------------------------------------------------------------------------------------
ELECTRIC -- 5.6%
    22,800   Edison International........................................      467,400
    18,300   Entergy Corp. ..............................................      497,531

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
ELECTRIC -- 5.6% (CONTINUED)
     9,800   FPL Group, Inc. ............................................  $   485,100
    13,000   Public Service Enterprise Group, Inc. ......................      450,125
    17,800   Reliant Energy, Inc. .......................................      526,213
--------------------------------------------------------------------------------------
                                                                             2,426,369
--------------------------------------------------------------------------------------
ELECTRONICS -- 3.8%
     9,600   Johnson Controls, Inc. .....................................      492,600
    16,160   Koninklijke Philips Electric NV, NY Shares..................      767,600
    11,300   Parker-Hannifin Corp. ......................................      387,025
--------------------------------------------------------------------------------------
                                                                             1,647,225
--------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 0.5%
    11,890   Waste Management, Inc. .....................................      225,910
--------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.7%
    13,980   The Bear Stearns Cos. Inc. .................................      581,918
    32,200   The CIT Group, Inc., Class A Shares.........................      523,250
    11,100   Morgan Stanley Dean Witter & Co. ...........................      924,075
--------------------------------------------------------------------------------------
                                                                             2,029,243
--------------------------------------------------------------------------------------
FOOD -- 3.4%
    14,900   General Mills, Inc. ........................................      569,925
    13,200   Nabisco Group Holdings Corp. ...............................      342,375
    28,400   Sara Lee Corp. .............................................      548,475
--------------------------------------------------------------------------------------
                                                                             1,460,775
--------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.0%
    14,900   International Paper Co. ....................................      444,206
--------------------------------------------------------------------------------------
HEALTH CARE -- 3.9%
     9,300   Baxter International Inc. ..................................      653,906
    49,500   HEALTHSOUTH Corp.*..........................................      355,781
     8,100   United Healthcare Corp. ....................................      694,575
--------------------------------------------------------------------------------------
                                                                             1,704,262
--------------------------------------------------------------------------------------
INSURANCE -- 8.8%
     8,100   Allmerica Financial Corp. ..................................      424,238
    20,500   Allstate Corp. .............................................      456,125
     5,900   CIGNA Corp. ................................................      551,650
    55,700   Conseco, Inc. ..............................................      543,075
    11,600   Lincoln National Corp. .....................................      419,050
     8,200   Loews Corp. ................................................      492,000
     4,700   Marsh & McLennan Cos., Inc. ................................      490,856
     9,200   MBIA, Inc. .................................................      443,325
--------------------------------------------------------------------------------------
                                                                             3,820,319
--------------------------------------------------------------------------------------
IRON & STEEL -- 0.4%
    49,600   The LTV Corp. ..............................................      142,600
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
LEISURE TIME -- 0.9%
    19,100   Galileo International, Inc. ................................  $   398,713
--------------------------------------------------------------------------------------
MACHINERY - GENERAL INDUSTRY -- 0.9%
     9,700   Ingersoll-Rand Co. .........................................      390,425
--------------------------------------------------------------------------------------
MANUFACTURING -- 4.3%
     6,700   Eastman Kodak Co. ..........................................      398,650
    11,100   Honeywell International, Inc. ..............................      373,931
     7,300   Textron, Inc. ..............................................      396,481
    14,234   Tyco International Ltd. ....................................      674,336
--------------------------------------------------------------------------------------
                                                                             1,843,398
--------------------------------------------------------------------------------------
MEDIA -- 6.8%
    24,100   Charter Communications, Inc.*...............................      396,144
     9,100   Knight-Ridder, Inc. ........................................      484,006
    17,400   The News Corp. Ltd. ADR.....................................      826,500
    12,400   Viacom Inc., Class A Shares*................................      847,850
     5,879   Viacom Inc., Class B Shares*................................      400,874
--------------------------------------------------------------------------------------
                                                                             2,955,374
--------------------------------------------------------------------------------------
OIL & GAS -- 8.1%
     5,000   Chevron Corp. ..............................................      424,063
    19,900   ENSCO International, Inc. ..................................      712,669
     6,800   Exxon Mobil Corp. ..........................................      533,800
    10,300   Royal Dutch Petroleum Co. ..................................      634,094
     6,300   Texaco Inc. ................................................      335,475
    15,000   Tosco Corp. ................................................      424,688
    16,600   USX-Marathon Group..........................................      416,038
--------------------------------------------------------------------------------------
                                                                             3,480,827
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.4%
    13,800   Abbott Laboratories.........................................      614,963
    14,600   Bristol-Myers Squibb & Co. .................................      850,450
     6,800   Merck & Co., Inc. ..........................................      521,050
    14,778   Pharmacia & Upjohn, Inc. ...................................      763,838
--------------------------------------------------------------------------------------
                                                                             2,750,301
--------------------------------------------------------------------------------------
RETAIL -- 1.9%
     9,800   Federated Department Stores, Inc.*..........................      330,750
     8,300   Wal-Mart Stores, Inc. ......................................      478,288
--------------------------------------------------------------------------------------
                                                                               809,038
--------------------------------------------------------------------------------------
SAVINGS & LOANS -- 1.0%
    15,600   Washington Mutual, Inc. ....................................      450,450
--------------------------------------------------------------------------------------
SOFTWARE -- 2.9%
    16,100   First Data Corp. ...........................................      798,963
    47,500   Novell, Inc.*...............................................      439,375
--------------------------------------------------------------------------------------
                                                                             1,238,338
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.4%
     1,927   General Motors Corp., Class H Shares*.......................  $   169,094
--------------------------------------------------------------------------------------
TELEPHONE -- 5.4%
    15,300   AT&T Corp. .................................................      483,863
     8,100   Bell Atlantic Corp.+ .......................................      411,581
     7,500   GTE Corp.+ .................................................      466,875
     8,100   Sprint Corp. ...............................................      413,100
    11,700   Worldcom, Inc.*.............................................      536,738
--------------------------------------------------------------------------------------
                                                                             2,312,157
--------------------------------------------------------------------------------------
TOBACCO -- 1.5%
    14,900   Philip Morris Cos., Inc. ...................................      395,781
    17,800   UST Inc. ...................................................      261,438
--------------------------------------------------------------------------------------
                                                                               657,219
--------------------------------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 0.7%
    19,750   Hasbro, Inc. ...............................................      297,480
--------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
    11,200   Union Pacific Corp. ........................................      416,500
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $43,535,597)....................   42,542,262
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
$  670,000   Chase Manhattan Bank, 6.250% due 7/3/00; Proceeds at
               maturity -- $670,349; (Fully collateralized by U.S.
               Treasury Notes, 6.000% due 2/15/26; Market
               value -- $686,713) (Cost -- $670,000).....................      670,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $44,205,597**)...........  $43,212,262
--------------------------------------------------------------------------------------

 *  Non-income producing security.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
 ------------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
-------------------------------------------------------------------------------------
ADVERTISING -- 0.2%
6,055     Snyder Communications, Inc.*................................    $   143,806
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.9%
5,750     L-3 Communications Holdings, Inc.*..........................        328,109
4,820     Litton Industries, Inc.*....................................        202,440
-------------------------------------------------------------------------------------
                                                                              530,549
-------------------------------------------------------------------------------------
AIRLINES -- 0.2%
3,604     Alaska Air Group Inc.*......................................         97,759
-------------------------------------------------------------------------------------
APPAREL -- 0.3%
8,890     Jones Apparel Group, Inc.*..................................        208,915
-------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 0.7%
4,578     Arvin Industries, Inc. .....................................         79,543
3,284     Borg-Warner Automotive, Inc. ...............................        115,350
7,325     Lear Corp.*.................................................        146,500
9,150     Meritor Automotive Inc. ....................................        100,650
-------------------------------------------------------------------------------------
                                                                              442,043
-------------------------------------------------------------------------------------
BANKS -- 3.8%
6,676     Associated Banc-Corp........................................        145,620
3,070     City National Corp. ........................................        106,683
6,880     Compass Bancshares Inc. ....................................        117,390
14,298    First Security Corp. .......................................        193,917
2,578     First Virginia Banks, Inc. .................................         89,747
19,777    Hibernia Corp., Class A Shares..............................        215,075
7,248     Marshall & Ilsley Corp. ....................................        300,792
8,120     Mercantile Bankshares Corp. ................................        242,077
10,222    North Fork Bancorporation, Inc. ............................        154,608
3,259     Old Kent Financial Corp. ...................................         87,183
10,855    Pacific Century Financial Corp. ............................        158,754
6,900     Provident Financial Group, Inc. ............................        164,306
1,613     Wilmington Trust Corp. .....................................         68,956
4,845     Zions Bancorporation........................................        222,340
-------------------------------------------------------------------------------------
                                                                            2,267,448
-------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.4%
12,002    Chiron Corp.*...............................................        570,095
5,992     Genzyme Corp. -- General Division*..........................        356,150
2,250     IDEC Pharmaceuticals Corp.*.................................        263,953
1,920     Incyte Genomics, Inc.*......................................        157,800
6,440     Millennium Pharmaceuticals, Inc.*...........................        720,475
-------------------------------------------------------------------------------------
                                                                            2,068,473
-------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
6,370     American Standard Cos. Inc.*................................        261,170
3,880     Martin Marietta Materials, Inc. ............................        156,898

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.3% (CONTINUED)
4,660     Southdown, Inc. ............................................    $   269,115
3,040     USG Corp. ..................................................         92,340
-------------------------------------------------------------------------------------
                                                                              779,523
-------------------------------------------------------------------------------------
CHEMICALS -- 2.1%
10,963    Albemarle Corp. ............................................        216,519
4,400     Cabot Corp. ................................................        119,900
10,590    Crompton Corp. .............................................        129,728
1,900     Georgia Gulf Corp. .........................................         39,544
8,785     IMC Global Inc. ............................................        114,205
7,180     The Lubrizol Corp. .........................................        150,780
7,687     Lyondell Chemical Co. ......................................        128,757
2,295     Minerals Technologies Inc. .................................        105,570
3,250     Olin Corp. .................................................         53,625
15,291    Solutia, Inc. ..............................................        210,251
-------------------------------------------------------------------------------------
                                                                            1,268,879
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.6%
12,170    ACNielsen Corp.*............................................        267,740
4,639     Apollo Group, Inc., Class A Shares*.........................        129,892
10,707    Comdisco, Inc. .............................................        238,900
10,683    Concord EFS, Inc.*..........................................        277,758
7,400     Manpower Inc. ..............................................        236,800
13,520    Modis Professional Services, Inc.*..........................        119,990
4,800     NOVA Corp.*.................................................        134,100
18,870    Robert Half International, Inc.*............................        537,795
7,310     Viad Corp. .................................................        199,197
-------------------------------------------------------------------------------------
                                                                            2,142,172
-------------------------------------------------------------------------------------
COMPUTERS -- 2.4%
3,950     Affiliated Computer Services, Class A Shares*...............        130,597
3,950     CheckFree Holdings Corp.*...................................        203,672
5,710     DST Systems, Inc.*..........................................        434,673
6,500     MarchFirst, Inc.*...........................................        118,625
8,567     Quantum Corp.*..............................................         82,993
7,061     SunGard Data Systems Inc.*..................................        218,891
3,303     Synopsys, Inc.*.............................................        114,160
1,005     Veritas Software Corp.*.....................................        113,581
-------------------------------------------------------------------------------------
                                                                            1,417,192
-------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
3,500     Fastenal Co. ...............................................        177,188
3,135     Tech Data Corp.*............................................        136,568
-------------------------------------------------------------------------------------
                                                                              313,756
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.0%
9,527     A.G. Edwards & Sons, Inc. ..................................        371,553
3,350     The Bear Stearns Cos. Inc. .................................        139,444
15,966    E*TRADE Group, Inc.* .......................................        263,439

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.0% (CONTINUED)
4,150     Federated Investors, Inc. ..................................    $   145,509
4,640     The FINOVA Group Inc. ......................................         60,320
7,100     Heller Financial, Inc. .....................................        145,550
4,150     Legg Mason, Inc. ...........................................        207,500
4,542     T. Rowe Price Associates, Inc. .............................        193,035
8,300     Waddell & Reed Financial, Inc. .............................        272,344
-------------------------------------------------------------------------------------
                                                                            1,798,694
-------------------------------------------------------------------------------------
ELECTRIC -- 7.3%
4,715     Allegheny Energy Inc. ......................................        129,073
7,200     Alliant Energy Co. .........................................        187,200
12,570    Calpine Corp.*..............................................        826,478
3,976     Constellation Energy Group..................................        129,469
12,385    DPL Inc. ...................................................        271,696
6,400     DQE Inc. ...................................................        252,800
10,825    Energy East Corp. ..........................................        206,352
12,620    IPALCO Enterprises, Inc. ...................................        253,978
10,720    Minnesota Power Inc. .......................................        185,590
11,036    The Montana Power Co. ......................................        389,709
7,692     NiSource Inc. ..............................................        143,264
9,194     Northeast Utilities.........................................        199,969
10,047    OGE Energy Corp. ...........................................        185,869
6,131     Pinnacle West Capital Corp. ................................        207,687
11,010    Public Service Co. of New Mexico............................        169,967
9,539     SCANA Corp. ................................................        230,128
13,894    TECO Energy Inc. ...........................................        278,746
8,607     Wisconsin Energy Corp. .....................................        170,526
-------------------------------------------------------------------------------------
                                                                            4,418,501
-------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.3%
2,706     Molex Inc. .................................................        130,226
2,800     UCAR International Inc.*....................................         36,575
-------------------------------------------------------------------------------------
                                                                              166,801
-------------------------------------------------------------------------------------
ELECTRONICS -- 8.6%
8,285     Arrow Electronics, Inc.*....................................        256,835
2,700     Avnet, Inc. ................................................        159,975
7,730     Integrated Device Technology, Inc.*.........................        462,834
12,290    Jabil Circuit, Inc.*........................................        609,891
7,900     Micrel, Inc.*...............................................        343,156
5,145     Microchip Technology Inc.*..................................        299,777
4,600     Sawtek Inc.*................................................        264,787
9,610     SCI Systems Inc.*...........................................        376,592
10,323    Symbol Technologies, Inc. ..................................        557,442
10,402    Vishay Intertechnology Inc.*................................        394,626

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
ELECTRONICS -- 8.6% (CONTINUED)
12,975    Vitesse Semiconductors Corp.*...............................    $   954,473
3,810     Waters Corp.*...............................................        475,536
-------------------------------------------------------------------------------------
                                                                            5,155,924
-------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
1,450     International Speedway Corp., Class A Shares................         59,994
16,385    Park Place Entertainment Corp.*.............................        199,692
-------------------------------------------------------------------------------------
                                                                              259,686
-------------------------------------------------------------------------------------
FOOD -- 2.1%
6,850     Dreyer's Grand Ice Cream, Inc. .............................        143,850
3,563     Hannaford Brothers Co. .....................................        256,091
9,780     Hormel Foods Corp. .........................................        164,426
14,339    IBP, Inc. ..................................................        221,358
5,905     McCormick & Co., Inc., Non-voting Shares....................        191,913
5,910     Suiza Foods Corp.*..........................................        288,851
-------------------------------------------------------------------------------------
                                                                            1,266,489
-------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.2%
3,070     Bowater Inc. ...............................................        135,464
9,294     Consolidated Papers, Inc. ..................................        339,812
9,215     Georgia-Pacific Corp. ......................................        199,274
4,950     P.H. Glatfelter Co. ........................................         50,428
-------------------------------------------------------------------------------------
                                                                              724,978
-------------------------------------------------------------------------------------
GAS -- 0.7%
11,909    Keyspan Corp. ..............................................        366,202
3,976     MCN Energy Group Inc. ......................................         84,987
-------------------------------------------------------------------------------------
                                                                              451,189
-------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.4%
1,915     SPX Corp.*..................................................        231,595
-------------------------------------------------------------------------------------
HEALTH CARE -- 3.7%
5,600     Beckman Coulter Inc.*.......................................        326,900
14,080    Health Management Associates, Inc.* ........................        183,920
7,369     Lincare Holdings, Inc.* ....................................        181,462
1,850     MiniMed Inc.* ..............................................        218,300
4,985     Oxford Health Plans, Inc.*..................................        118,705
2,794     Pacificare Health System Inc.*..............................        168,164
11,492    Stryker Corp. ..............................................        502,777
6,410     Trigon Healthcare, Inc.*....................................        330,516
6,205     VISX, Inc.*.................................................        174,128
-------------------------------------------------------------------------------------
                                                                            2,204,872
-------------------------------------------------------------------------------------
HOME BUILDERS -- 0.1%
8,013     Clayton Homes Inc. .........................................         64,104
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.8%
9,460     Furniture Brands International, Inc.*.......................    $   143,083
4,983     Leggett & Platt, Inc. ......................................         82,219
2,700     Polycom Inc.*...............................................        254,053
-------------------------------------------------------------------------------------
                                                                              479,355
-------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.1%
5,946     Dial Corp. .................................................         61,690
-------------------------------------------------------------------------------------
INSURANCE -- 2.6%
5,925     Allmerica Financial Corp. ..................................        310,322
5,426     Ambac Financial Group, Inc. ................................        297,413
5,886     American Financial Group, Inc. .............................        146,046
12,531    Old Republic International Corp. ...........................        206,761
5,946     The PMI Group Inc. .........................................        282,435
5,840     Protective Life Corp. ......................................        155,490
3,622     Reliastar Financial Corp. ..................................        189,929
-------------------------------------------------------------------------------------
                                                                            1,588,396
-------------------------------------------------------------------------------------
IRON/STEEL -- 0.2%
10,232    Ryerson Tull, Inc. .........................................        106,157
-------------------------------------------------------------------------------------
LEISURE TIME -- 0.4%
14,080    Callaway Golf Co. ..........................................        229,680
-------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.7%
2,150     Briggs & Stratton Corp. ....................................         73,638
5,765     Imation Corp.*..............................................        169,347
4,146     Tecumseh Products Co., Class A Shares.......................        158,325
-------------------------------------------------------------------------------------
                                                                              401,310
-------------------------------------------------------------------------------------
MEDIA -- 4.4%
10,260    Belo Corp. -- Series A......................................        177,626
2,298     Chris Craft Industries, Inc.*...............................        151,812
6,270     Hispanic Broadcasting Corp.*................................        207,694
5,365     Houghton Mifflin Co. .......................................        250,478
3,600     Media General Inc., Class A Shares..........................        174,825
5,810     Readers Digest Association Inc., Class A Shares.............        230,948
6,825     Univision Communications, Inc., Class A Shares*.............        706,387
  970     Washington Post Co., Class B Shares.........................        463,660
7,840     Westwood One Inc.*..........................................        267,540
-------------------------------------------------------------------------------------
                                                                            2,630,970
-------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.3%
6,200     Carlisle Cos. Inc. .........................................        279,000
4,950     Pall Corp. .................................................         91,575
4,578     Pentair, Inc. ..............................................        162,519
4,578     Teleflex Inc. ..............................................        163,663
5,869     Trinity Industries Inc. ....................................        108,577
-------------------------------------------------------------------------------------
                                                                              805,334
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.3%
 6,770    Herman Miller, Inc. ........................................    $   175,174
-------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 4.8%
 5,865    Devon Energy Corp. .........................................        329,540
 9,141    Ensco International, Inc. ..................................        327,362
11,622    Global Marine, Inc.*........................................        327,595
 3,150    Helmerich & Payne, Inc. ....................................        117,731
 3,185    Murphy Oil Corp. ...........................................        189,308
 9,035    Nabors Industries Inc.*.....................................        375,517
 3,950    Noble Affiliates Inc. ......................................        147,138
 9,112    Noble Drilling Corp.*.......................................        375,301
11,830    Ocean Energy Inc.*..........................................        167,838
 7,125    Pioneer Natural Resources Co.*..............................         90,844
11,700    Santa Fe Snyder, Corp.*.....................................        133,087
 8,543    Ultramar Diamond Shamrock Corp. ............................        211,973
 3,600    Valero Energy Corp. ........................................        114,300
-------------------------------------------------------------------------------------
                                                                            2,907,534
-------------------------------------------------------------------------------------
OIL & GAS SERVICES -- 2.3%
 5,915    BJ Services Co. ............................................        369,688
 7,135    Grant Prideco Inc.*.........................................        178,375
 3,800    Hanover Compressor Co.*.....................................        144,400
 3,135    Smith International Inc.*...................................        228,267
 3,482    Tidewater, Inc. ............................................        125,352
 3,501    Varco International, Inc.*..................................         81,398
 7,135    Weatherford International, Inc.*............................        284,062
-------------------------------------------------------------------------------------
                                                                            1,411,542
-------------------------------------------------------------------------------------
PACKAGING & CONTAINERS -- 0.2%
 6,602    Sonoco Products Co. ........................................        135,754
-------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.9%
 5,850    Express Scripts Inc., Class A Shares*.......................        363,431
 6,410    Forest Laboratories Inc., Class A Shares*...................        647,410
 2,690    Gilead Sciences Inc.*.......................................        191,326
 4,950    ICN Pharmaceuticals Inc. ...................................        137,672
14,535    Ivax Corp.*.................................................        603,203
 6,484    Mylan Laboratories Inc. ....................................        118,333
 6,266    Sepracor Inc.*..............................................        755,836
 6,650    Sybron International Corp.*.................................        131,753
-------------------------------------------------------------------------------------
                                                                            2,948,964
-------------------------------------------------------------------------------------
PIPELINES -- 2.2%
10,550    Dynegy Inc., Class A Shares.................................        720,697
10,450    Kinder Morgan Inc. .........................................        361,178
 5,551    National Fuel Gas Co. ......................................        270,611
-------------------------------------------------------------------------------------
                                                                            1,352,486
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
RETAIL -- 4.5%
 7,939    Barnes & Noble Inc.*........................................    $   176,643
 3,263    Bed Bath & Beyond Inc.*.....................................        118,284
 8,025    BJ's Wholesale Club, Inc.*..................................        264,825
 8,564    Brinker International Inc.*.................................        250,497
 6,800    CDW Computer Centers, Inc.*.................................        425,000
 7,271    Dollar Tree Stores Inc.*....................................        287,659
18,458    Family Dollar Stores, Inc. .................................        361,085
10,350    Outback Steakhouse, Inc.*...................................        302,738
 3,950    Payless Shoesource Inc.*....................................        202,437
11,751    Ross Stores, Inc. ..........................................        200,501
 3,600    Williams-Sonoma, Inc.*......................................        116,775
-------------------------------------------------------------------------------------
                                                                            2,706,444
-------------------------------------------------------------------------------------
SAVINGS & LOANS -- 0.8%
 7,416    Charter One Financial, Inc. ................................        170,568
 4,428    Dime Bancorp, Inc. .........................................         69,741
 7,183    GreenPoint Financial Corp. .................................        134,681
13,077    Sovereign Bancorp, Inc. ....................................         91,948
-------------------------------------------------------------------------------------
                                                                              466,938
-------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.8%
 1,178    Analog Devices, Inc.*.......................................         89,528
15,210    Atmel Corp.*................................................        560,869
 5,050    Burr-Brown Corp.*...........................................        437,772
 9,180    Cypress Semiconductors Corp.*...............................        387,855
 4,930    QLogic Corp.*...............................................        325,688
 3,250    TranSwitch Corp.*...........................................        250,860
 2,450    TriQuint Semiconductor, Inc.*...............................        234,434
-------------------------------------------------------------------------------------
                                                                            2,287,006
-------------------------------------------------------------------------------------
SOFTWARE -- 6.9%
 7,850    Acxiom Corp.*...............................................        213,912
12,766    Cadence Design Systems, Inc.*...............................        260,107
 1,900    CSG Systems International, Inc.*............................        106,519
 4,805    Electronic Arts Inc.*.......................................        350,465
 9,145    Fiserv, Inc.*...............................................        395,521
21,800    Informix Corp.*.............................................        162,138
14,352    Intuit, Inc.*...............................................        593,814
 5,538    Legato Systems, Inc.*.......................................         83,762
 2,450    Macromedia, Inc.*...........................................        236,884
 9,425    Network Associates Inc.*....................................        192,034
 3,400    NVIDIA Corp.*...............................................        216,113
 7,816    Rational Software Corp.*....................................        726,400
10,311    Reynolds & Reynolds Co., Class A Shares.....................        188,176
 9,100    Sybase, Inc.*...............................................        209,300
 4,050    Symantec Corp.*.............................................        218,447
-------------------------------------------------------------------------------------
                                                                            4,153,592
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
 ------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 1.4%
 3,800    ADTRAN, Inc.*...............................................    $   227,525
 1,782    Comverse Technology, Inc.*..................................        165,726
 6,650    Harris Corp. ...............................................        217,788
 4,600    Powerwave Technologies Inc.*................................        202,400
-------------------------------------------------------------------------------------
                                                                              813,439
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.1%
18,960    Broadwing Inc. .............................................        491,775
 2,423    Cox Communications, Inc., Class A Shares*...................        110,398
 2,102    Winstar Communications, Inc.*...............................         71,205
-------------------------------------------------------------------------------------
                                                                              673,378
-------------------------------------------------------------------------------------
TELEPHONE -- 0.8%
 4,935    Telephone and Data Systems, Inc. ...........................        494,734
-------------------------------------------------------------------------------------
TEXTILES -- 0.7%
 8,610    Cintas Corp. ...............................................        315,879
 8,482    Shaw Industries Inc. .......................................        106,025
-------------------------------------------------------------------------------------
                                                                              421,904
-------------------------------------------------------------------------------------
TOBACCO -- 0.4%
 7,620    R.J. Reynolds Tobacco Holdings, Inc. .......................        212,884
   200    Universal Corp. ............................................          4,225
-------------------------------------------------------------------------------------
                                                                              217,109
-------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
 5,850    C.H. Robinson Worldwide, Inc. ..............................        289,575
 5,489    CNF Transportation, Inc. ...................................        124,875
-------------------------------------------------------------------------------------
                                                                              414,450
-------------------------------------------------------------------------------------
TRUCKING & LEASING -- 0.4%
 6,588    GATX Corp. .................................................        223,991
-------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $53,685,871)....................     56,530,679
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.8%
              U.S. Treasury Bills:
$   70,000      5.580% due 9/14/00........................................  $    69,186
    80,000      5.600% due 9/14/00........................................       79,067
    50,000      5.650% due 9/14/00........................................       49,411
   300,000      5.660% due 9/14/00........................................      296,466
---------------------------------------------------------------------------------------

              TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $494,130)..........      494,130
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
 3,196,000    Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00;
                Proceeds at maturity -- $3,197,731;
                (Fully collateralized by U.S. Treasury Notes, 11.875% due
                11/15/03; Market value -- $3,260,567)
                (Cost -- $3,196,000)......................................    3,196,000
---------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $57,376,001**)...........  $60,220,809
---------------------------------------------------------------------------------------

 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CC the highest degree of speculation. While such bonds will likely have some quality and protective
                        characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                             TRAVELERS        LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................  $59,984,136    $128,575,956    $365,533,903   $50,985,820   $44,205,597   $57,376,001
  Foreign currency, at cost...............           --       1,293,600           2,521            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $59,239,476    $139,200,445    $480,865,151   $44,331,254   $43,212,262   $60,220,809
  Foreign currency, at value..............           --       1,301,324             480            --            --            --
  Cash....................................          709           5,745          76,916         9,865           178           393
  Receivable for securities sold..........    2,739,325         740,155       7,760,730       204,000       116,718            --
  Receivable for open forward foreign
    currency contracts (Note 7)...........           --              67          22,356            --            --            --
  Dividends and interest receivable.......    1,057,252         245,873         122,604       857,259        56,688        29,884
  Receivable from manager.................           --              --              --            --            --        15,258
  Collateral for securities on loan (Note
    9)....................................           --      11,456,572              --                          --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   63,036,762     152,950,181     488,848,237    45,402,378    43,385,846    60,266,344
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased........    2,692,359       1,580,949       8,394,935       256,383            --            --
  Investment advisory fees payable........       16,413          94,436         289,580        23,922        23,093        33,975
  Administration fees payable.............        2,688           6,868          23,166         2,207         2,217         2,921
  Payable for securities on loan (Note
    9)....................................           --      11,456,572              --            --            --            --
  Payable for broker - variation margin...           --              --              --            --            --        10,950
  Accrued expenses........................       24,247          46,029          21,962        33,565        19,411        16,580
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................    2,735,707      13,184,854       8,729,643       316,077        44,721        64,426
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $60,301,055    $139,765,327    $480,118,594   $45,086,301   $43,341,125   $60,201,918
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $61,039,180    $128,430,643    $309,242,116   $50,089,298   $42,610,168   $51,608,849
  Undistributed (overdistributed) net
    investment income.....................    2,000,990      (1,025,855)       (470,032)    2,444,041       292,992        98,869
  Accumulated net realized gain (loss) on
    security transactions, futures
    contracts and foreign currencies......   (1,994,262)      1,716,459      56,016,827      (792,472)    1,431,300     5,684,969
  Net unrealized appreciation
    (depreciation) of investments, futures
    contracts and foreign currencies......     (744,853)     10,644,080     115,329,683    (6,654,566)     (993,335)    2,809,231
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $60,301,055    $139,765,327    $480,118,594   $45,086,301   $43,341,125   $60,201,918
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    5,716,628       9,893,102      17,445,380     4,431,358     2,955,226     3,726,668
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $10.55          $14.13          $27.52        $10.17        $14.67        $16.15
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                              TRAVELERS       LAZARD           MFS         FEDERATED                  DISCIPLINED
                                               QUALITY     INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                 BOND          STOCK          GROWTH         YIELD         STOCK         STOCK
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................  $2,156,386    $   298,303    $  1,169,805   $ 2,585,127   $    15,434   $    86,373
  Dividends.................................          --      1,474,903         290,062        56,029       467,180       246,230
  Less: Foreign withholding tax.............          --       (182,345)        (22,469)           --        (2,565)           --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................   2,156,386      1,590,861       1,437,398     2,641,156       480,049       332,603
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........      95,727        533,393       1,700,328       152,214       143,928       180,832
  Administration fees (Note 2)..............      17,766         38,792         136,026        14,050        13,817        15,500
  Audit and legal...........................      13,225         12,929          13,002        12,929        12,929        12,929
  Pricing service fees......................      10,940          4,177             275         1,343            --           124
  Shareholder and system servicing fees.....       6,637          7,426           7,575         6,732         6,681         7,701
  Shareholder communications................       4,972          6,714          19,703         4,211         4,262         2,417
  Custody...................................       2,586         42,879          30,475         2,586         2,535        10,860
  Trustees' fees............................       1,989          1,989           1,989         1,989         1,989         1,989
  Registration fees.........................         348            697           1,101           120           198           319
  Other.....................................         834          7,948             838           550           548           870
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................     155,024        656,944       1,911,312       196,724       186,887       233,541
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................   2,001,362        933,917        (473,914)    2,444,432       293,162        99,062
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities).................    (733,580)     2,391,137      56,538,535      (548,118)    1,594,686     5,698,302
    Foreign currency transactions...........          --       (255,522)          2,572            --            --            --
    Futures contracts.......................          --             --              --            --            --       204,260
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................    (733,580)     2,135,615      56,541,107      (548,118)    1,594,686     5,902,562
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments,
  Futures Contracts and Foreign Currencies:
    Beginning of period.....................    (995,101)    17,819,382     185,626,513    (3,936,551)    3,245,758     4,533,694
    End of period...........................    (744,853)    10,644,080     115,329,683    (6,654,566)     (993,335)    2,809,231
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)..........................     250,248     (7,175,302)    (70,296,830)   (2,718,015)   (4,239,093)   (1,724,463)
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES..........    (483,332)    (5,039,687)    (13,755,723)   (3,266,133)   (2,644,407)    4,178,099
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS................................  $1,518,030    $(4,105,770)   $(14,229,637)    $(821,701)  $(2,351,245)   $4,277,161
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2000

                                         TRAVELERS        LAZARD            MFS          FEDERATED                   DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED      MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK         STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 2,001,362    $    933,917     $   (473,914)   $ 2,444,432    $   293,162    $    99,062
  Net realized gain (loss)............     (733,580)      2,135,615       56,541,107       (548,118)     1,594,686      5,902,562
  Change in net unrealized
     appreciation (depreciation)......      250,248      (7,175,302)     (70,296,830)    (2,718,015)    (4,239,093)    (1,724,463)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..................    1,518,030      (4,105,770)     (14,229,637)      (821,701)    (2,351,245)     4,277,161
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............   (2,975,955)     (3,151,671)              --     (4,325,900)      (499,440)       (86,500)
  Net realized gains..................           --      (4,240,412)     (24,261,927)            --     (1,987,461)    (2,943,719)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS....   (2,975,955)     (7,392,083)     (24,261,927)    (4,325,900)    (2,486,901)    (3,030,219)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....    7,601,379     302,533,519       83,742,767      3,536,719      2,209,972     18,332,481
  Net asset value of shares issued for
     reinvestment of dividends........    2,975,955       7,392,083       24,261,927      4,325,900      2,486,901      3,030,219
  Cost of shares reacquired...........   (8,156,737)   (277,219,250)      (2,348,112)    (7,444,282)    (6,129,795)    (7,475,481)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
     FROM FUND SHARE TRANSACTIONS.....    2,420,597      32,706,352      105,656,582        418,337     (1,432,922)    13,887,219
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....      962,672      21,208,499       67,165,018     (4,729,264)    (6,271,068)    15,134,161
NET ASSETS:
  Beginning of period.................   59,338,383     118,556,828      412,953,576     49,815,565     49,612,193     45,067,757
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*......................  $60,301,055    $139,765,327     $480,118,594    $45,086,301    $43,341,125    $60,201,918
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed)
    net investment income of:.........   $2,000,990     $(1,025,855)       $(470,032)    $2,444,041       $292,992        $98,869
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1999

                                         TRAVELERS        LAZARD            MFS          FEDERATED                   DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED      MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK         STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 2,976,428    $  1,013,707     $   (670,930)   $ 4,344,456    $   496,911    $    86,387
  Net realized gain (loss)............   (1,261,527)      4,385,655       26,455,783       (262,944)     1,828,158      2,852,806
  Change in net unrealized
     appreciation (depreciation)......   (1,118,482)     14,062,804      142,499,780     (2,817,118)      (497,141)     2,546,405
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS.......................      596,419      19,462,166      168,284,633      1,264,394      1,827,928      5,485,598
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............         (854)       (165,144)              --           (196)            --        (51,234)
  Net realized gains..................     (264,169)         (9,665)              --        (59,218)      (422,750)    (1,191,452)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS....     (265,023)       (174,809)              --        (59,414)      (422,750)    (1,242,686)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....   29,891,910     197,628,753       79,979,145     14,870,243     14,331,819     21,999,045
  Net asset value of shares issued for
     reinvestment of dividends........      265,023         174,809               --         59,414        422,750      1,242,686
  Cost of shares reacquired...........   (6,657,341)   (151,542,392)      (5,369,326)    (7,307,816)    (1,967,681)    (1,876,706)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...............   23,499,592      46,261,170       74,609,819      7,621,841     12,786,888     21,365,025
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS................   23,830,988      65,548,527      242,894,452      8,826,821     14,192,066     25,607,937
NET ASSETS:
  Beginning of year...................   35,507,395      53,008,301      170,059,124     40,988,744     35,420,127     19,459,820
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $59,338,383    $118,556,828     $412,953,576    $49,815,565    $49,612,193    $45,067,757
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:...............   $2,975,583      $1,092,663           $1,310     $4,325,509       $499,270        $86,307
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives accounts fees and asset-based fees that vary according to the account size and type of account. During the six months ended June 30, 2000, each Portfolio, TQB, LIS, MEG, FHY, FSP and DMCS, paid transfer agent fees of $2,500 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup, or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

  PORTFOLIO                                                    PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 38,556,800   $ 39,856,928
Lazard International Stock Portfolio........................    55,647,654     29,354,152
MFS Emerging Growth Portfolio...............................   489,147,372    420,108,525
Federated High Yield Portfolio..............................     4,441,436      5,809,710
Federated Stock Portfolio...................................     6,024,297      9,456,296
Disciplined Mid Cap Stock Portfolio.........................    26,131,898     18,087,435
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS           GROSS       NET UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION    DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio...........................  $      201,750   $  (946,410)    $   (744,660)
Lazard International Stock Portfolio.......................      17,908,378    (7,283,889)      10,624,489
MFS Emerging Growth Portfolio..............................     130,242,959   (14,911,711)     115,331,248
Federated High Yield Portfolio.............................       1,353,503    (8,008,069)      (6,654,566)
Federated Stock Portfolio..................................       6,825,313    (7,818,648)        (993,335)
Disciplined Mid Cap Stock Portfolio........................       8,038,385    (5,193,577)       2,844,808
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, DMCS had the following open futures contracts.

                                                EXPIRATION     # OF       BASIS      MARKET    UNREALIZED
                                                MONTH/YEAR   CONTRACTS    VALUE      VALUE        LOSS
---------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P Mid Cap 400 Index.........................     9/00          3       $768,027   $732,450    $(35,577)
---------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios had no open purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     When Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the six months ended June 30, 2000, the Portfolios did not write any call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS Portfolios may enter into forward foreign currency contracts.

     At June 30, 2000, LIS and MFS Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                         LOCAL       MARKET     SETTLEMENT  UNREALIZED
                   FOREIGN CURRENCY                     CURRENCY     VALUE         DATE        GAIN
------------------------------------------------------------------------------------------------------
TO BUY:
British Pound.........................................   115,156      $174,345      7/3/00         $67
------------------------------------------------------------------------------------------------------

MFS EMERGING GROWTH PORTFOLIO

                                                         LOCAL       MARKET     SETTLEMENT  UNREALIZED
                   FOREIGN CURRENCY                     CURRENCY     VALUE         DATE        GAIN
------------------------------------------------------------------------------------------------------
TO SELL:
British Pound.........................................   934,485  $141,488,346      7/6/00     $22,356
------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2000, LIS Portfolio loaned common stocks having a value of approximately $11,130,265 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 7.188% due 7/3/00..................  $   478,094
  ABN AMRO Bank - Tokyo, 7.125% due 7/3/00..................      478,094
  Allied Irish, 7.125% due 7/3/00...........................      478,094
  Banca Commerciale Italiano, London, 7.250% due 7/3/00.....      478,094
  Banco Bilbao Viz Argentaria, Milan, 7.219% due 7/3/00.....      478,094
  Banco Santander - Paris, 7.125% due 7/3/00................      478,094
  Bank of Austria London, 7.250% due 7/3/00.................      478,094
  Bank of Ireland, 7.125% due 7/3/00........................      478,094
  Bank of Scotland, London, 7.156% due 7/3/00...............      478,095
  Banque Bruxelles Lambert London, 7.250% due 7/3/00........      478,095
  Barclays Bank PLC, 7.125% due 7/3/00......................      478,095
  Bayrische Hypo - Und Vereinsbank AG, 7.125% due 7/3/00....      478,095
  BNP Paribas, London, 7.125% due 7/3/00....................      168,261
  Citibank London, 7.125% due 7/3/00........................      478,095
  Commerzbank AG Tokyo, 7.125% due 7/3/00...................      398,412
  Credit Agricole Indozuez Singapore, 7.125% due 7/3/00.....      443,532
  Credit Commercial London, 7.125% due 7/3/00...............      478,095
  Dresdner Tokyo, 7.125% due 7/3/00.........................      478,095
  Fortis Bank 7.188% due 7/3/00.............................      478,095
  Halifax PLC, 7.125% due 7/3/00............................      478,095
  Landesbank Baden - Wuerttemberg, 7.188% due 7/3/00........      478,095
  Nordeutsche Landesbank Singapore, 7.125% due 7/3/00.......      478,095
  Societe Generale, 7.125% due 7/3/00.......................      478,095
  Toronto Dominion - London, 7.125% due 7/3/00..............      478,095
  Westdeutsche Landesbank Singapore, 7.125% due 7/3/00......      390,444
REPURCHASE AGREEMENT:
  CS First Boston Corp., 7.225% due 7/3/00..................       15,936
-------------------------------------------------------------------------
Total.......................................................  $11,456,572
-------------------------------------------------------------------------

   Income earned by LIS Portfolio from securities loaned for the six months ended June 30, 2000 was $18,994.

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 1999, TQB Portfolio and FHY Portfolio had, for Federal income tax purposes, approximately $1,103,000 and $182,000, respectively, of capital loss carryforward, expiring in December 31, 2007, available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................          696,359            2,774,520
Shares issued on reinvestment...............................          283,155               24,905
Shares reacquired...........................................         (747,071)            (616,330)
-----------------------------------------------------------------------------------------------------
Net Increase................................................          232,443            2,183,095
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................       20,666,736           13,982,539
Shares issued on reinvestment...............................          530,658               12,930
Shares reacquired...........................................      (18,881,869)         (10,531,940)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        2,315,525            3,463,529
-----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................        2,791,156            4,058,111
Shares issued on reinvestment...............................          888,390                   --
Shares reacquired...........................................          (81,974)            (291,389)
-----------------------------------------------------------------------------------------------------
Net Increase................................................        3,597,572            3,766,722
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................          314,779            1,297,954
Shares issued on reinvestment...............................          424,524                5,180
Shares reacquired...........................................         (663,195)            (637,578)
-----------------------------------------------------------------------------------------------------
Net Increase................................................           76,108              665,556
-----------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................          141,388              870,702
Shares issued on reinvestment...............................          168,147               24,737
Shares reacquired...........................................         (390,482)            (121,595)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (80,947)             773,844
-----------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................        1,100,041            1,570,920
Shares issued on reinvestment...............................          186,705               89,337
Shares reacquired...........................................         (446,961)            (130,320)
-----------------------------------------------------------------------------------------------------
Net Increase................................................          839,785            1,529,937
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (UNAUDITED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

    TRAVELERS QUALITY BOND PORTFOLIO      2000(1)(2)        1999(2)        1998         1997        1996(3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $10.82          $10.76        $10.36      $10.10        $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)..............       0.36            0.64          0.37        0.43          0.19
  Net realized and unrealized gain
     (loss).............................      (0.08)          (0.51)         0.51        0.29          0.16
------------------------------------------------------------------------------------------------------------
Total Income From Operations............       0.28            0.13          0.88        0.72          0.35
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................      (0.55)          (0.00)*       (0.37)      (0.43)        (0.19)
  Net realized gains....................         --           (0.07)        (0.11)      (0.03)        (0.06)
------------------------------------------------------------------------------------------------------------
Total Distributions.....................      (0.55)          (0.07)        (0.48)      (0.46)        (0.25)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........     $10.55          $10.82        $10.76      $10.36        $10.10
------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................       2.59%++         1.09%         8.49%       7.14%         3.56%++
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......    $60,301         $59,338       $35,507      $9,468        $5,273
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)........................       0.52%+          0.54%         0.63%       0.75%         0.75%+
  Net investment income.................       6.78+           5.86          5.51        5.80          5.62+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................         71%            357%          364%        295%           35%
------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *   Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

     LAZARD INTERNATIONAL STOCK PORTFOLIO         2000(1)(2)      1999(2)      1998(2)      1997      1996(3)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........      $15.65        $12.88       $11.57      $10.78     $10.00
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4).....................        0.11          0.17         0.10        0.05       0.02
  Net realized and unrealized gain (loss)......       (0.88)         2.63         1.37        0.87       0.76
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............       (0.77)         2.80         1.47        0.92       0.78
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       (0.32)        (0.03)       (0.04)      (0.09)        --
  Net realized gains...........................       (0.43)        (0.00)*      (0.12)      (0.04)        --
--------------------------------------------------------------------------------------------------------------
Total Distributions............................       (0.75)        (0.03)       (0.16)      (0.13)        --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................      $14.13        $15.65       $12.88      $11.57     $10.78
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................       (4.90)%++     21.78%       12.59%       8.50%      7.80%++
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)..............    $139,765      $118,557      $53,008     $14,229     $4,322
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)...............................        1.02%+        1.06%        1.25%       1.25%      1.25%+
  Net investment income........................        1.45+         1.25         0.78        0.66       0.42+
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................          24%           35%          44%         22%         9%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.76%
1996                          0.07                                2.87+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *   Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        MFS EMERGING GROWTH PORTFOLIO           2000(1)      1999(2)      1998(2)       1997       1996(3)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $29.82       $16.87        $12.56      $10.55      $10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(4)............     (0.03)       (0.06)        (0.07)      (0.03)       0.03
  Net realized and unrealized gain (loss)....     (0.80)       13.01          4.38        2.26        0.57
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     (0.83)       12.95          4.31        2.23        0.60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --           --            --          --       (0.03)
  Net realized gains.........................     (1.47)          --            --       (0.21)      (0.01)
  Capital....................................        --           --            --       (0.01)      (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions..........................     (1.47)          --            --       (0.22)      (0.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............    $27.52       $29.82        $16.87      $12.56      $10.55
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     (2.74)%++    76.76%        34.32%      21.15%       6.00%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)............  $480,119     $412,954      $170,059     $70,347     $12,924
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5).............................      0.85%+       0.87%         0.89%       0.95%       0.95%+
  Net investment income (loss)...............     (0.21)+      (0.29)        (0.47)      (0.40)       0.55+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................       102%         168%           77%         94%         49%
-----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

         FEDERATED HIGH YIELD PORTFOLIO            2000(1)      1999       1998       1997      1996(2)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $11.44      $11.11     $11.34     $10.42     $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)......................      0.64        1.01       0.71       0.60       0.31
  Net realized and unrealized gain (loss).......     (0.83)      (0.67)     (0.18)      1.01       0.46
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.19)       0.34       0.53       1.61       0.77
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (1.08)      (0.00)*    (0.71)     (0.60)     (0.31)
  Net realized gains............................        --       (0.01)     (0.05)     (0.09)     (0.04)
--------------------------------------------------------------------------------------------------------
Total Distributions.............................     (1.08)      (0.01)     (0.76)     (0.69)     (0.35)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................    $10.17      $11.44     $11.11     $11.34     $10.42
--------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (1.68)%++    3.10%      4.71%     15.45%      7.61%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............   $45,086     $49,816    $40,989    $14,049     $5,381
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)................................      0.84%+      0.84%      0.90%      0.95%      0.95%+
  Net investment income.........................     10.47+       9.15       8.60       8.82       8.78+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        10%         23%        31%        43%        23%
--------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *   Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           FEDERATED STOCK PORTFOLIO               2000(1)      1999       1998       1997      1996(2)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............    $16.34      $15.66     $13.83     $11.10     $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)......................      0.11        0.16       0.13       0.10       0.06
  Net realized and unrealized gain (loss).......     (0.89)       0.68       2.33       3.60       1.20
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.78)       0.84       2.46       3.70       1.26
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.18)         --      (0.13)     (0.10)     (0.06)
  Net realized gains............................     (0.71)      (0.16)     (0.50)     (0.87)     (0.09)
  Capital.......................................        --          --         --         --      (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.89)      (0.16)     (0.63)     (0.97)     (0.16)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................    $14.67      $16.34     $15.66     $13.83     $11.10
--------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (4.80)%++    5.34%     17.84%     33.41%     12.61%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............   $43,341     $49,612    $35,420    $12,100     $3,380
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)................................      0.81%+      0.82%      0.91%      0.95%      0.95%+
  Net investment income.........................      1.28+       1.14       1.14       1.11       1.55+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        13%         23%        31%        74%        11%
--------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        DISCIPLINED MID CAP STOCK PORTFOLIO            2000(1)       1999(2)        1998         1997(3)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $15.61        $14.34        $12.47        $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..........................      0.02          0.02          0.04          0.06
  Net realized and unrealized gain..................      1.41          1.84          2.05          3.37
---------------------------------------------------------------------------------------------------------
Total Income From Operations........................      1.43          1.86          2.09          3.43
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................     (0.03)        (0.02)           --         (0.06)
  Net realized gains................................     (0.86)        (0.57)        (0.22)        (0.90)
---------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.89)        (0.59)        (0.22)        (0.96)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................    $16.15        $15.61        $14.34        $12.47
---------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      9.11%++      13.47%        16.91%        34.38%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...................   $60,202       $45,068       $19,460        $6,169
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................      0.91%+        0.95%         0.95%         0.95%+
  Net investment income.............................      0.38+         0.28          0.48          0.85+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        36%           71%          109%           74%
---------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(4) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the year ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                0.99%
1998                          0.02                                1.22
1997                          0.08                                1.82+

(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                              Investment Advisors

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Semi-Annual) (8-00) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2000
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios ("Portfolio(s)") for the period ended June 30, 2000. The information stated in this letter represents the opinion of the manager or managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities may remain in or out of the Trusts or Portfolios. This letter briefly discusses general economic and market conditions.

A detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results. We hope you find this report to be useful and informative.

The Performance of the Travelers Variable Products Funds* (December 31, 1999 - June 30, 2000)
Managed Assets Trust..........................................                 2.66%
High Yield Bond Trust.........................................                 1.20
Capital Appreciation Fund.....................................                (1.02)
Money Market Portfolio........................................                 2.89
U.S. Government Securities Portfolio..........................                 5.16
Social Awareness Stock Portfolio..............................                (1.25)
Utilities Portfolio...........................................                 6.29

                                                                MARKET      SCHEDULE OF
                         SUBACCOUNT                           COMMENTARY    INVESTMENTS
                         ----------                           ----------    -----------
Managed Assets Trust........................................       2             8
High Yield Bond Trust.......................................       3            17
Capital Appreciation Fund...................................       3            23
Money Market Portfolio......................................       4            25
U.S. Government Securities Portfolio........................      36            40
Social Awareness Stock Portfolio............................      36            41
Utilities Portfolio.........................................      37            44

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(1) and the Nasdaq Composite Index ("Nasdaq")(2) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large-capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have positive longer-term business prospects.) Momentum investing and dot.com stocks were out of favor replaced, in many cases, by a renewed interest in companies that many investors believed may provide real earnings and strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points.(3) The specter of rising rates was a catalyst for the weak performance of all of the major indexes during the period. The DJIA, which is made up of "Old Economy" companies, declined 8.44% during the reporting period. (The "Old Economy" represents

---------------

* Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  An investor cannot invest directly in an index.
2 The Nasdaq is a market value-weighted index that measures all domestic and
  non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
3 A basis point is 0.01% or one one-hundredth of a percent.
                                        1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(4) of large-company stocks fell 0.43%, while the Standard and Poor's MidCap 400 Index(5) ("S&P MidCap 400") of medium-size company stocks and the Russell 2000 Index(6) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent Fed decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision made against more interest rate increases was ruled out for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 2000, the Trust returned 2.66%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(7) returned 4.18% and the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

Signs that the economy is returning to a more moderate growth path enabled financial markets to recover in late May and June after suffering for most of the first two months of the second quarter. The recovery included both stock markets and credit risk areas of the U.S. bond markets. These markets benefited by investors sharply increasing the probability that the end of the Fed's tightening is in sight. The bond markets' forecast for the future of short-term interest rates has now returned to where they were at the beginning of the year.

Bonds outperformed stocks led by U.S. Treasuries, mortgage-backed securities and municipal bonds in the second quarter of 2000. The Lehman Brothers Government/Corporate Bond Index was up 1.45% in the quarter versus a negative 2.65% return for the S&P 500. Smaller capitalization stocks underperformed with the Russell 2000 Index down 3.78% and the Nasdaq down in price by over 13%.

The Trust outperformed the benchmark by 13 basis points in the quarter (negative 0.89% versus negative 1.02% for the blend of 60% S&P 500, 40% Lehman Brothers Government/Corporate Bond Index). The stock portion of the Trust's portfolio underperformed the S&P 500 in the second quarter by 45 basis points but is still ahead by 39 basis points for the six months ended June 30, 2000.

The speculation in the stock market has started to unwind. Many Internet and technology stocks are down sharply from their highs earlier in the year and are actually having layoffs. The market has not benefited as much from the recent decline in interest rates because earning expectations are declining along with the slowdown in the pace of economic growth. The managers feel that the internal corrections the market is undergoing are healthy and reduce the risk of substantial decline in the broad indices. The biggest risk to the market is accelerated economic growth leading to their view that the Fed, in turn, has to be more aggressive.

---------------

4 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.
5 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.
6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.
7 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. An investor cannot invest directly in an index.
                                        2
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the six months ended June 30, 2000, the Trust returned 1.20%. In comparison, the Lehman Brothers Aggregate Bond Index(8) posted a return of 3.99% for the same period. (Past performance is not indicative of future results.)

Along with most credit sectors, the high yield market turned around in the second quarter. The widening in spreads was proportional to risk, in general, allowing lower-quality high yield issues to advance more strongly. At the annualized pace thus far, however, the sector's performance was still poor based on historical measures. Mutual fund flows into high yield investments picked up at the end of quarter as well, but is still off for the year versus 1999.

Credit concerns have recently spilled from the high-tech industry, where start-ups have been seeing a dry-up of venture capital and increased funding costs, which has led to cash flow worries into mainstream markets such as the finance and retail sectors. However, the default picture overall appears to be somewhat unique, with increases in actual defaults accompanied by a decrease in those that are close but have not yet defaulted.

The high yield sector for the year has been hit harder than any other sector of the bond market, but in the second quarter, the high yield market performed better than long-term corporate bonds and emerging market debt.

The managers think that if the current spread-tightening trend continues, there is reason to believe that high yield bonds may continue to see more gains than their investment grade counterparts,(9) due to a potential overreaction to credit issues in the first five months of the year.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the six months ended June 30, 2000, the Portfolio returned a negative 1.02%. In comparison, the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

If one looks just on the surface, not much happened in the stock market in the first half of 2000. The popular averages finished with only minor changes to the downside. But scratch the surface, or better yet, ask any former day trader to describe the period, and a far more fascinating and moreover, complex story becomes evident. During the first two months of the year, speculative activity in the stock market rivaled the greatest manias in history. After a blazing end to the last century, many technology stocks continued to tear ahead, accompanied by what the manager believes to be a sense of entitlement by people who were convinced that their time had come to get rich merely by speculating in "New Economy" stocks regardless of valuation or risk.

Meanwhile, the vast majority of sound companies not perceived to be part of that technology wave suffered from neglect, if not outright liquidation. With business conditions favorable, executives were at a loss to explain the poor performance of their stocks. In fact, it was a flow-of-funds matter, as investors switched money out of conservative investments into more "aggressive" vehicles. Simply put, the rapid flow of money into the tech-laden NASDAQ(10) in search of fast, and ultimately unrealistic gains, sucked the life out of the rest of the stock market.

But by mid-March 2000, the Fed had raised interest rates enough to bite, and with prices of many speculative stocks in the stratosphere, and market capitalizations (i.e., the number of shares multiplied by the stock price) at levels never seen before, there was not enough money to send them higher. Prices weakened a bit, and recovered to within the heights seen in mid-March, and started slipping again. Like the aftermath of a wild party, people who had known nothing but good times, woke up feeling a bit queasy. Selling began slowly, but picked up steam as panic began to replace greed, and by mid-April, only a month after setting new highs, the Nasdaq declined 40%. By any historic standard that should be considered a crash. In comparison, the bear market of 1973-1974 took two years to decline 40%.

---------------

8 The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. An investor cannot invest directly in an index.

9  Investment grade bonds are rated AAA to BBB by major credit rating agencies.

10 The NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

The manager has written in the past that it was a matter of if, and not when, technology stocks would break. According to the manager, the consequences for the overall market were dependent on whether money would then flow into the previously neglected industrial and financial stocks. For a brief moment in April, the picture appeared bright, as so-called "Old Economy" stocks rallied. However, in June, Nasdaq began to recover, and most other stocks started slipping. On balance, then, the overall market lost a bit of ground in the first six months, but the internal rotation was intense and rapid, making it very difficult to achieve much progress. In fact, the rapid rotation made it relatively easy to lose money, as many stocks simply evaporated after momentum broke. There were some big declines in stocks with household names and widespread ownership.

The manager believes it is important to view the stock market with some historical perspective. After several years of significantly above-average gains, a flat or even declining market should not be viewed as a disaster. Earnings did not keep pace with gains in stock prices over the past few years. Therefore, a period during which earnings and dividends play catch-up would be a reasonable scenario to expect. That may be preferable to a general teeth-rattling decline that took the market to less excessive valuations.

Interestingly, for the first time in recent memory, the strong U.S. economy, coupled with investor neglect of so many stocks, has created what the manager thinks are many outstanding values, particularly in the industrial sector. The series of interest rate rises by the Fed has caused people to wonder if we will have to suffer a "hard landing," otherwise known as a steep recession.

In the manager's opinion, it is more likely that the Fed has engineered a "soft landing" or slowdown, rather than sending the U.S. economy into a slump. It seems possible that if that outcome becomes more widely accepted, money could flow into some of the very inexpensive stocks that have become available. At any rate, those areas of neglect now seem to have a much more favorable risk-reward ratio than many of the high fliers, which even having come down, still sell at price-to-earnings ("P/E") or price-to-revenue ratios(11) that are way too high for comfort.

Throughout the first six months of 2000, the manager attempted to increase the Portfolio's holdings in what the manager viewed as good companies when their stocks were down, and trim positions when they got particularly expensive. The manager did use the extreme weakness in Microsoft after the antitrust ruling to add to the position of the portfolio.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less. For the six months ended June 30, 2000, the Portfolio returned 2.89%. (Past performance is not indicative of future results.)

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's average maturity was kept short at 20 days and gradually lengthened to 30 days in order to capture higher yields. Currently, the manager's target will be to keep the average life of the Portfolio at about 35 days. The manager believes that a peak in short-term interest rates may occur later on this year or early in 2001 and will extend accordingly.

---------------

11 The P/E ratio is the price of a stock divided by its earnings per share. The price-to-revenue ratio is the price of a stock divided by its revenues.

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

In closing, we would like to thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 27, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/00 (UNAUDITED)

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------

    Six Months Ended 6/30/00+              2.66%
    Year Ended 6/30/00                     9.73%
    Five Years Ended 6/30/00              16.69%
    Ten Years Ended 6/30/00               13.48%

             CUMULATIVE TOTAL RETURN
             -----------------------

    6/30/90 through 6/30/00              254.22%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                    [LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                      MANAGED ASSETS TRUST          BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                      --------------------     --------------------   --------------------    -----------------
6/90                                       $ 10,000                $ 10,000                $ 10,000                $ 10,000
12/90                                        10,366                  10,573                  10,300                   9,400
12/91                                        12,616                  12,278                  10,615                  12,258
12/92                                        13,265                  13,209                  10,923                  13,191
12/93                                        14,502                  14,666                  11,223                  14,517
12/94                                        14,177                  14,151                  11,524                  14,708
12/95                                        18,022                  16,874                  11,816                  17,933
12/96                                        20,605                  17,363                  12,208                  22,048
12/97                                        24,875                  19,057                  12,415                  29,403
12/98                                        30,209                  20,862                  12,615                  37,854
12/99                                        34,504                  19,948                  12,991                  45,815
6/00                                         35,422                  20,782                  13,300                  45,618

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/00 (UNAUDITED)

         AVERAGE ANNUAL TOTAL RETURNS
         ----------------------------

    Six Months Ended 6/30/00+              1.20%
    Year Ended 6/30/00                     1.30%
    Five Years Ended 6/30/00               9.49%
    Ten Years Ended 6/30/00               10.20%

           CUMULATIVE TOTAL RETURN
           -----------------------

    6/30/90 through 6/30/00              164.04%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                    [LINE GRAPH]

                                                                 LEHMAN BROTHERS                              FIRST BOSTON HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------   --------------------   --------------------   --------------------
6/90                                         $ 10,000               $ 10,000                $ 10,000               $ 10,000
12/90                                           9,347                 10,896                  10,610                 10,093
12/91                                          11,786                 12,640                  10,935                 12,402
12/92                                          13,337                 13,574                  11,252                 13,485
12/93                                          15,057                 14,898                  11,561                 15,591
12/94                                          15,013                 14,463                  11,871                 15,562
12/95                                          17,336                 17,135                  12,172                 18,469
12/96                                          20,118                 17,757                  12,576                 20,449
12/97                                          23,450                 19,470                  12,789                 23,031
12/98                                          24,987                 21,162                  12,994                 23,098
12/99                                          26,092                 20,989                  13,382                 24,125
6/00                                           26,404                 21,826                  13,700                 24,367

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/00 (UNAUDITED)

         AVERAGE ANNUAL TOTAL RETURNS
         ----------------------------

    Six Months Ended 6/30/00+              (1.02)%
    Year Ended 6/30/00                     30.97%
    Five Years Ended 6/30/00               35.17%
    Ten Years Ended 6/30/00                23.63%

           CUMULATIVE TOTAL RETURN
           -----------------------
    6/30/90 through 6/30/00               734.02%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                    [LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
6/90                                         $ 10,000               $ 10,000                $ 10,000               $ 10,000
12/90                                           8,838                  9,400                   7,936                 10,300
12/91                                          11,945                 12,258                  11,591                 10,615
12/92                                          14,048                 13,191                  13,724                 10,923
12/93                                          16,168                 14,517                  16,315                 11,223
12/94                                          15,398                 14,708                   6,770                 11,524
12/95                                          20,997                 17,933                   8,696                 11,816
12/96                                          26,920                 22,048                  10,131                 12,208
12/97                                          33,958                 29,423                  12,397                 12,415
12/98                                          54,886                 37,879                  12,082                 12,615
12/99                                          84,258                 45,846                  14,649                 12,991
6/00                                           83,402                 45,649                  15,094                 13,300

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 59.5%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.5%
         8,400           Bed Bath & Beyond Inc.+.....................................    $    304,500
         7,300           Best Buy Co., Inc.+.........................................         461,725
         8,000           Circuit City Stores, Inc. ..................................         265,500
        10,827           CVS Corp. ..................................................         433,080
        33,795           Home Depot, Inc. ...........................................       1,687,638
         8,900           Interpublic Group of Cos., Inc. ............................         382,700
        10,000           Kohl's Corp.+...............................................         556,250
        30,200           The Limited, Inc. ..........................................         653,075
        14,100           Lowe's Cos., Inc. ..........................................         578,981
        11,800           McDonald's Corp. ...........................................         388,662
         6,000           Omnicom Group Inc. .........................................         534,375
        21,710           Sears, Roebuck & Co. .......................................         708,289
        10,827           Target Corp. ...............................................         627,966
         2,739           Visteon Corp.+..............................................          33,207
        24,600           Walgreen Co. ...............................................         791,812
        66,460           Wal-Mart Stores, Inc. ......................................       3,829,774
-----------------------------------------------------------------------------------------------------
                                                                                           12,237,534
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.7%
        28,700           ACNielsen Corp.+............................................         631,400
         7,200           Adolph Coors Co., Class B Shares............................         435,600
        10,727           Anheuser-Busch Cos., Inc. ..................................         801,173
         4,600           Avery Dennison Corp. .......................................         308,775
         9,000           Bestfoods...................................................         623,250
        43,300           Cendant Corp.+..............................................         606,200
        42,605           Coca-Cola Co. ..............................................       2,447,125
        14,684           Colgate-Palmolive Co. ......................................         879,205
        14,364           Kimberly-Clark Corp. .......................................         824,134
        22,080           PepsiCo, Inc. ..............................................         981,180
        47,015           Philip Morris Cos. Inc. ....................................       1,248,836
        27,532           Procter & Gamble Co. .......................................       1,576,207
        16,262           Safeway Inc.+...............................................         733,823
        15,844           SYSCO Corp. ................................................         667,428
-----------------------------------------------------------------------------------------------------
                                                                                           12,764,336
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
         4,842           Clear Channel Communications, Inc.+.........................         363,150
        14,200           Comcast Corp., Special Class A Shares.......................         575,100
         7,511           Gannett Co., Inc. ..........................................         449,252
        10,161           The New York Times Co., Class A Shares......................         401,360
         7,700           The Seagram Co. Ltd. .......................................         446,600
        24,422           Time Warner Inc. ...........................................       1,856,072
        12,500           Tribune Co. ................................................         437,500
        26,786           Viacom Inc., Class B Shares+................................       1,826,470
        41,595           The Walt Disney Co. ........................................       1,614,406
-----------------------------------------------------------------------------------------------------
                                                                                            7,969,910
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 5.5%
        29,649           American Express Co. .......................................    $  1,545,454
        21,876           Bank of America Corp. ......................................         940,668
        16,500           Bank of New York Co., Inc. .................................         767,250
        21,121           Bank One Corp. .............................................         561,027
        11,600           Bear Stearns Cos. Inc. .....................................         482,850
         8,108           Capital One Financial Corp. ................................         361,819
        18,900           Charles Schwab Corp. .......................................         635,513
        25,002           Chase Manhattan Corp. ......................................       1,151,655
         4,908           Equity Residential Properties Trust.........................         225,768
        18,052           Fannie Mae..................................................         942,089
         4,300           Fifth Third Bancorp.........................................         271,975
        18,600           Firstar Corp. ..............................................         391,762
        23,523           FleetBoston Financial Corp. ................................         799,787
        14,250           Freddie Mac.................................................         577,125
        14,200           Household International, Inc. ..............................         590,187
         2,313           J.P. Morgan & Co. ..........................................         254,719
        10,481           Lehman Brothers Holdings Inc. ..............................         991,110
        23,800           MBNA Corp. .................................................         645,575
        12,775           Merrill Lynch & Co., Inc. ..................................       1,469,125
        28,682           Morgan Stanley Dean Witter & Co. ...........................       2,387,776
        13,200           National City Corp. ........................................         225,225
         9,600           Paine Webber Group Inc. ....................................         436,800
         6,500           Providian Financial Corp. ..................................         585,000
         4,948           State Street Corp. .........................................         524,797
         8,900           T. Rowe Price Associates, Inc. .............................         378,250
        24,700           Wells Fargo & Co. ..........................................         957,125
-----------------------------------------------------------------------------------------------------
                                                                                           19,100,431
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 6.2%
        16,046           Abbott Laboratories.........................................         715,050
        10,900           Allergan, Inc. .............................................         812,050
        21,613           American Home Products Corp. ...............................       1,269,764
         4,900           Baxter International Inc. ..................................         344,531
        36,596           Bristol-Myers Squibb Co. ...................................       2,131,717
         5,400           Cardinal Health, Inc. ......................................         399,600
            21           Crescendo Pharmaceuticals Corp.+............................             423
        12,704           Eli Lilly & Co. ............................................       1,268,812
        18,400           HCA - The Healthcare Corp. .................................         558,900
        25,211           Johnson & Johnson...........................................       2,568,370
        17,266           Medtronic, Inc. ............................................         860,063
        44,138           Merck & Co., Inc. ..........................................       3,382,074
       106,891           Pfizer Inc. ................................................       5,130,768
        20,492           Pharmacia Corp. ............................................       1,059,180
        24,368           Schering-Plough Corp. ......................................       1,230,584
-----------------------------------------------------------------------------------------------------
                                                                                           21,731,886
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3%
         9,000           Aetna Inc. .................................................         577,688

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3% (CONTINUED)
        21,754           The Allstate Corp. .........................................    $    484,027
         5,481           Ambac Financial Group, Inc. ................................         300,427
         3,800           American General Corp. .....................................         231,800
        24,630           American International Group, Inc. .........................       2,894,025
         7,900           CIGNA Corp. ................................................         738,650
        12,800           Cincinnati Financial Corp. .................................         402,400
        12,500           Lincoln National Corp. .....................................         451,562
         4,100           Marsh & McLennan Cos., Inc. ................................         428,194
         6,900           MBIA, Inc. .................................................         332,494
        25,000           MetLife, Inc.+..............................................         526,562
        11,400           MGIC Investment Corp. ......................................         518,700
-----------------------------------------------------------------------------------------------------
                                                                                            7,886,529
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 1.0%
         3,300           Alcan Aluminum Ltd. ........................................         102,300
        15,940           Alcoa Inc. .................................................         462,260
        12,300           Barrick Gold Corp. .........................................         223,706
        12,657           The Dow Chemical Co. .......................................         382,083
        16,422           E.I. du Pont de Nemours & Co. ..............................         718,463
         8,384           Georgia-Pacific Group.......................................         220,080
         8,302           International Paper Co. ....................................         247,503
         5,106           The Mead Corp. .............................................         128,927
         2,700           Nucor Corp. ................................................          89,606
         4,200           Phelps Dodge Corp. .........................................         156,188
         2,600           Praxair, Inc. ..............................................          97,337
         7,400           Rohm & Haas Co. ............................................         255,300
         2,000           Union Carbide Corp. ........................................          99,000
        19,200           W.R. Grace & Co.+...........................................         232,800
         3,635           Weyerhaeuser Co. ...........................................         156,305
-----------------------------------------------------------------------------------------------------
                                                                                            3,571,858
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.6%
         6,600           Apache Corp. ...............................................         388,163
         5,400           Baker Hughes Inc. ..........................................         172,800
        10,984           Chevron Corp. ..............................................         931,581
         9,962           Conoco Inc., Class B Shares.................................         244,692
        13,288           Enron Corp. ................................................         857,076
        57,397           Exxon Mobil Corp. ..........................................       4,505,636
         7,810           Halliburton Co. ............................................         368,534
         6,500           Kerr-McGee Corp. ...........................................         383,094
         6,700           Occidental Petroleum Corp. .................................         141,119
         4,300           Phillips Petroleum Co. .....................................         217,956
        34,134           Royal Dutch Petroleum Co. ADR...............................       2,101,374
         8,938           Schlumberger Ltd. ..........................................         666,998
         8,700           Texaco Inc. ................................................         463,275
         4,500           Tosco Corp. ................................................         127,406
         4,850           Transocean Sedco Forex Inc. ................................         259,159

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.6% (CONTINUED)
         5,000           USX-Marathon Group Inc. ....................................    $    125,312
        12,054           The Williams Cos., Inc. ....................................         502,541
-----------------------------------------------------------------------------------------------------
                                                                                           12,456,716
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.6%
         6,407           Agilent Technologies, Inc.+.................................         472,516
         5,500           Ball Corp. .................................................         177,031
         4,200           Black & Decker Corp. .......................................         165,113
         3,867           Caterpillar Inc. ...........................................         130,995
         6,000           Eastman Kodak Co. ..........................................         357,000
         4,154           Emerson Electric Co. .......................................         250,798
         8,600           FedEx Corp.+................................................         326,800
       164,402           General Electric Co. .......................................       8,713,306
        16,336           Honeywell International Inc. ...............................         550,327
        10,400           Ingersoll-Rand Co. .........................................         418,600
         8,500           Johnson Controls, Inc. .....................................         436,156
        12,565           Masco Corp. ................................................         226,955
         3,700           Minnesota Mining & Manufacturing Co. .......................         305,250
        10,200           PE Corp. - PE Biosystems Group..............................         671,925
         9,159           PerkinElmer, Inc. ..........................................         605,639
        14,800           Solectron Corp.+............................................         619,750
        37,146           Tyco International Ltd. ....................................       1,759,792
-----------------------------------------------------------------------------------------------------
                                                                                           16,187,953
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 21.9%
        10,800           ADC Telecommunications, Inc.+...............................         905,850
         5,100           Adobe Systems Inc. .........................................         663,000
         6,700           Advanced Micro Devices, Inc.+...............................         517,575
         8,200           Altera Corp.+...............................................         835,888
        36,736           America Online, Inc.+.......................................       1,937,824
        21,440           Amgen Inc.+.................................................       1,506,160
        10,900           Analog Devices, Inc.+.......................................         828,400
        11,800           Apple Computer, Inc.+.......................................         618,025
        17,126           Applied Materials, Inc.+....................................       1,552,044
        10,800           AT&T Wireless Group+........................................         301,050
         6,900           Automatic Data Processing, Inc. ............................         369,581
         4,400           Biogen, Inc.+...............................................         283,800
        19,243           The Boeing Co. .............................................         804,598
         3,900           Broadcom Corp., Class A Shares+.............................         853,856
       113,528           Cisco Systems, Inc.+........................................       7,216,124
        28,082           Compaq Computer Corp. ......................................         717,846
         7,700           Computer Associates International, Inc. ....................         394,144
         5,600           Comverse Technology, Inc.+..................................         520,800
         7,800           Corning Inc. ...............................................       2,105,025
        29,984           Dell Computer Corp.+........................................       1,478,586
        31,516           EMC Corp.+..................................................       2,424,762
        13,200           First Data Corp. ...........................................         655,050
        11,500           Global Crossing Ltd.+.......................................         302,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 21.9% (CONTINUED)
        18,300           Hewlett-Packard Co. ........................................    $  2,285,212
        56,086           Intel Corp. ................................................       7,497,997
        31,488           International Business Machines Corp. ......................       3,449,904
         8,200           L-3 Communications Holdings, Inc.+..........................         467,912
        26,500           Lockheed Martin Corp. ......................................         657,531
         8,900           LSI Logic Corp.+............................................         481,712
        54,345           Lucent Technologies Inc. ...................................       3,219,941
        15,100           Micron Technology, Inc.+....................................       1,329,744
        85,434           Microsoft Corp.+............................................       6,834,720
        35,170           Motorola, Inc. .............................................       1,022,128
         7,700           Network Appliance, Inc.+....................................         619,850
        22,200           Nextel Communications, Inc.+................................       1,358,362
        51,800           Nortel Networks Corp. ......................................       3,535,350
        49,530           Oracle Corp.+...............................................       4,163,616
        12,500           QUALCOMM Inc.+..............................................         750,000
         4,800           Siebel Systems, Inc.+.......................................         785,100
        23,952           Sprint PCS Group+...........................................       1,425,144
        27,900           Sun Microsystems, Inc.+.....................................       2,537,156
         6,658           Tellabs, Inc.+..............................................         455,657
         6,300           Teradyne, Inc.+.............................................         463,050
        28,068           Texas Instruments Inc. .....................................       1,927,921
        14,322           United Technologies Corp. ..................................         843,208
         5,300           VERITAS Software Corp.+.....................................         598,983
         9,100           Xilinx, Inc.+...............................................         751,319
         8,210           Yahoo! Inc.+................................................       1,017,014
-----------------------------------------------------------------------------------------------------
                                                                                           76,271,113
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
         1,874           AMR Corp.+..................................................          49,544
         5,900           Delta Air Lines, Inc. ......................................         298,319
        20,917           Ford Motor Co. .............................................         899,431
         9,642           General Motors Corp. .......................................         559,838
        11,100           Harley-Davidson, Inc. ......................................         427,350
-----------------------------------------------------------------------------------------------------
                                                                                            2,234,482
-----------------------------------------------------------------------------------------------------
UTILITIES -- 4.3%
        13,000           AES Corp.+..................................................         593,125
         6,669           ALLTEL Corp. ...............................................         413,061
        63,388           AT&T Corp. .................................................       2,004,650
        32,414           Bell Atlantic Corp.++ ......................................       1,647,036
        24,618           BellSouth Corp. ............................................       1,049,342
        20,600           FirstEnergy Corp. ..........................................         481,525
         7,025           FPL Group, Inc. ............................................         347,738
         9,573           GTE Corp.++ ................................................         595,919
         7,100           The Montana Power Co. ......................................         250,719
        13,900           PECO Energy Co. ............................................         560,344
        61,546           SBC Communications Inc. ....................................       2,661,867
         7,073           The Southern Co. ...........................................         164,890

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 4.3% (CONTINUED)
        17,906           Sprint Corp. ...............................................    $    913,206
        11,723           U.S. West, Inc. ............................................       1,005,247
        50,353           WorldCom, Inc.+.............................................       2,309,921
-----------------------------------------------------------------------------------------------------
                                                                                           14,998,590
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $151,753,637)...................     207,411,338
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.3%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         5,977           El Paso Energy Capital Trust, 4.750%........................         384,769
         5,924           Newfield Financial Trust, 6.500%............................         364,326
-----------------------------------------------------------------------------------------------------
                                                                                              749,095
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.8%
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         6,000           Equity Office Properties Trust, 5.250%......................         253,500
        18,564           Equity Residential Properties Trust, 7.250%.................         408,408
         2,000           FINOVA Finance Trust, 5.500%................................          48,000
        12,000           General Growth Properties, Inc., 7.250%.....................         261,000
        12,000           National Australia Bank Ltd., 7.875%........................         339,750
         3,220           New Plan Excel Realty Trust, 8.500%.........................          71,645
         6,000           Newell Financial Trust, 5.250%..............................         225,750
         9,000           Reckson Associates Realty Corp., 7.625%.....................         199,688
         5,000           Tosco Financing Trust, 5.750%...............................         238,750
         2,245           Union Pacific Capital Trust, 6.250%.........................          86,713
-----------------------------------------------------------------------------------------------------
                                                                                            2,548,204
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         148,000
         4,000           Canadian National Railway Co., 5.250%.......................         180,000
-----------------------------------------------------------------------------------------------------
                                                                                              328,000
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         6,000           AES Trust VII, 6.000%.......................................         354,750
         5,999           Calpine Capital Trust II, 5.500%............................         434,948
-----------------------------------------------------------------------------------------------------
                                                                                              789,698
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,505,589)......       4,414,997
-----------------------------------------------------------------------------------------------------

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 14.7%
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.9%
     $ 5,000,000        A+           Daimler Chrysler NA Holdings, 7.750% due 6/15/05............       5,050,000
       5,000,000        A            Lowes Cos., Inc., Notes, 8.250% due 6/1/10..................       5,118,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,168,750
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 5.4%
       5,000,000        A            Bank One Corp., Notes, 5.625% due 2/17/04...................       4,712,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 5.4% (CONTINUED)
                                     Ford Motor Credit Co., Notes:
     $ 5,000,000        A              5.750% due 2/23/04........................................    $  4,706,250
       5,000,000        A              7.500% due 3/15/05........................................       4,975,000
       5,000,000        BBB          Nationwide Health Properties, Inc., Notes, 6.900% due
                                       10/1/37...................................................       4,412,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       18,806,250
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
       5,000,000        A+           Caterpillar Financial Services Corp., Notes, 6.875% due
                                       8/1/04....................................................       4,918,750
       3,000,000        BBB          CSX Corp., Notes, 6.950% due 5/1/27.........................       2,958,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,877,500
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
       5,000,000        BBB+         Computer Associates International, Inc., Notes, 6.375% due
                                       4/15/05...................................................       4,687,500
       5,000,000        A            Xerox Corp., Notes, 6.250% due 11/15/26.....................       4,693,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,381,250
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
       5,000,000        AA-          BellSouth Capital Funding Corp., Notes, 6.040% due
                                       11/15/26..................................................       4,912,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS & NOTES (Cost -- $52,056,662).........      51,146,250
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.6%
-----------------------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
                                     Diamond Offshore Drilling, Inc., Sub. Notes:
         101,000        A-             3.750% due 2/15/07........................................         105,293
         300,000        A-             Zero coupon due 6/6/20 (b)................................         140,625
         300,000        BBB+         Global Marine Inc., Debentures, zero coupon due 6/23/20 (b).         149,250
         175,000        A            Transocean Sedco Forex Inc., Debentures, zero coupon due
                                       5/24/20...................................................         105,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                          500,168
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.3%
         150,000        BBB-         AT&T Corp. - Liberty Media Group, Debentures, 4.000% due
                                       11/15/29..................................................         215,625
         150,000        BBB-         Clear Channel Communications, Inc., Unsecured Notes, 1.500%
                                       due 12/1/02...............................................         147,000
         350,000        BBB+         Cox Communications, Inc., Notes, 0.425% due 4/19/20.........         183,750
         500,000        BBB-         Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         495,625
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,042,000
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.5%
                                     Bell Atlantic Financial Services, Bonds:
         297,000        A+             5.750% due 4/1/03.........................................         289,946
         345,000        A+             4.250% due 9/15/05 (b)....................................         419,606
         400,000        BBB-         Elan International Finance Ltd., Company Guaranteed,
                                       zero coupon due 12/14/18..................................         294,000
         300,000        A-           Hellenic Finance, 2.000% due 7/15/03........................         280,500
         300,000        Baa3*        Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         235,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,519,552
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.1%
     $   146,000        BBB-         Athena Neurosciences, Inc., Notes, 4.750% due 11/15/04......    $    205,495
         300,000        NR           Roche Holding AG, Notes, zero coupon due 1/19/15............         277,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                          482,995
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
         181,000        Aa2*         GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         217,200
         300,000        AA-          Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                       (b).......................................................         309,750
         300,000        BB+          Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         231,375
         124,000        BBB+         Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........          62,102
         431,000        BB+          Lennar Corp., Notes, zero coupon due 7/29/18................         176,171
         500,000        BBB          Solectron Corp., Notes, zero coupon due 5/8/20..............         317,500
         100,000        BBB          Thermo Electron Corp., Sub. Debentures, 4.250% due 1/1/03...          92,375
         100,000        BBB+         Thermo Instrument Systems Inc., Company Guaranteed, 4.000%
                                       due 1/15/05...............................................          86,376
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,492,849
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         600,000        A-           Potomac Electric Power Co., Debentures, 5.000% due 9/1/02...         562,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,326,622)......       5,600,064
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
       5,000,000        PP&L Transition Bond Co. LLC, 7.050% due 6/25/09.........................       4,961,625
         713,398        Wilmington Trust, 9.250% due 1/2/07......................................         714,221
-----------------------------------------------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                          (Cost -- $5,712,937)...................................................       5,675,846
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.5%
      15,722,300        U.S. Treasury Notes, 3.625% due 1/15/08..................................      15,250,631
      10,000,000        U.S. Treasury Bonds, 11.750% due 2/15/10.................................      12,081,200
       4,500,000        U.S. Treasury Bonds, 12.000% due 8/15/13.................................       6,082,020
       6,279,240        U.S. Treasury Bonds, 3.625% due 4/15/28..................................       5,990,772
      21,626,850        U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29..................      21,572,783
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $59,493,189)..................      60,977,406
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.0%
                        Federal Home Loan Mortgage Corp. (FHLMC):
          58,816          8.500% due 9/1/02......................................................          59,477
       1,321,921          8.000% due 9/1/04......................................................       1,336,792

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                           SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.0% (CONTINUED)
                        Federal National Mortgage Association (FNMA):
     $    70,030          8.500% due 3/1/05......................................................    $     71,452
       2,779,673          6.000% due 1/1/13......................................................       2,631,128
         886,956          6.500% due 12/1/27.....................................................         836,506
         983,250          6.000% due 3/1/28......................................................         899,979
         159,168          6.000% due 4/1/28......................................................         145,688
         129,464          5.500% due 5/1/28......................................................         114,210
         473,141          6.000% due 5/1/28......................................................         433,071
         849,124          5.500% due 6/1/28......................................................         749,080
         404,054          6.000% due 6/1/28......................................................         369,835
         429,745          6.000% due 7/1/28......................................................         393,351
       1,085,037          5.500% due 8/1/28......................................................         957,198
       1,155,235          6.000% due 8/1/28......................................................       1,057,397
                        Government National Mortgage Association (GNMA):
         128,250          9.000% due 11/15/19....................................................         132,578
          77,507          9.500% due 1/15/20.....................................................          80,632
          64,012          9.500% due 3/15/20.....................................................          66,592
         145,215          7.500% due 5/15/23.....................................................         144,261
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $11,056,389).....................      10,479,227
-----------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $289,905,025).............................     345,705,128
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
       2,934,000        Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00; Proceeds at
                          maturity -- $2,935,589; (Fully collateralized by U.S. Treasury Bonds,
                          8.500% due 2/15/20; Market value -- $2,993,205) (Cost -- $2,934,000)...       2,934,000
-----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $292,839,025**).......................    $348,639,128
-----------------------------------------------------------------------------------------------------------------

 +   Non-income producing security.
++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 22 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 72.7%
-----------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL -- 2.0%
$  475,000    B-          Advance Stores Co., Inc., Company Guaranteed, 10.250% due
                            4/15/08...................................................    $   394,250
   150,000    BB          Federal-Mogul Corp., Notes, 7.375% due 1/15/06..............        109,125
   120,000    BB-         Lear Corp., Sub. Notes, 8.250% due 2/1/02...................        118,200
-----------------------------------------------------------------------------------------------------
                                                                                              621,575
-----------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 0.2%
    75,000    BB+         Lennar Corp., Sr. Notes, 9.950% due 5/1/10..................         74,250
-----------------------------------------------------------------------------------------------------
CASINO HOTELS -- 1.4%
                          ITT Corp., Notes:
   180,000    BB+           6.250% due 11/15/00.......................................        178,650
    75,000    BB+           6.750% due 11/15/05.......................................         67,875
                          Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                            Guaranteed:
   135,000    B-            12.250% due 11/15/04......................................        137,025
    50,000    CCC+          Step bond to yield 10.000% due 11/15/05...................         47,500
-----------------------------------------------------------------------------------------------------
                                                                                              431,050
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
   100,000    B+          Acetex Corp., Company Guaranteed, 9.750% due 10/1/03........         94,500
                          Lyondell Chemical Co.:
   225,000    BB            Secured, 9.875% due 5/1/07................................        222,750
   225,000    B+            Sr. Sub. Notes, 10.875% due 5/1/09........................        224,438
-----------------------------------------------------------------------------------------------------
                                                                                              541,688
-----------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/PLASTIC -- 0.2%
    50,000    B           Huntsman Packaging Corp., 13.000% due 6/1/10#...............         51,750
-----------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%
   225,000    B-          Aviation Sales Co., Company Guaranteed, 8.125% due
                            2/15/08...................................................        131,625
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
   300,000    B+          Flextronics International Ltd., Sr. Sub. Notes, 8.750% due
                            10/15/07..................................................        285,000
   140,000    B           Hadco Corp., Company Guaranteed, 9.250% due 6/15/08.........        141,750
-----------------------------------------------------------------------------------------------------
                                                                                              426,750
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.6%
   400,000    BB          Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....        414,000
   135,000    BBB-        PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due 10/1/09
                            (b).......................................................        141,919
   250,000    BBB-        Tucson Electric Power Co., Collateral Trust, 7.500% due
                            8/1/08 (b)................................................        231,250
-----------------------------------------------------------------------------------------------------
                                                                                              787,169
-----------------------------------------------------------------------------------------------------
FOOD & DRUG -- 1.3%
   175,000    B           Archibald Candy Corp., Company Guaranteed, 10.250% due
                            7/1/04....................................................        127,750
   300,000    B-          Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        267,000
-----------------------------------------------------------------------------------------------------
                                                                                              394,750
-----------------------------------------------------------------------------------------------------
FORESTRY -- 1.1%
   350,000    B+          Millar Western Forest Products, Sr. Notes, 9.875% due
                            5/15/08...................................................        329,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 7.3%
$  500,000    B-          Bally Total Fitness Holding Corp., Sr. Sub. Notes, 9.875%
                            due 10/15/07..............................................    $   455,000
   350,000    BB+         Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                            12/15/05..................................................        329,875
   275,000    B           Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                            4/15/09...................................................        255,750
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   450,000    BB+           7.875% due 12/15/05.......................................        424,125
    75,000    NR            9.375% due 2/15/07........................................         75,188
   175,000    B+          Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                            4/1/07....................................................        169,750
                          Station Casinos, Inc., Sr. Sub. Notes:
   410,000    B+            10.125% due 3/15/06.......................................        417,175
   100,000    B+            9.875% due 7/1/10.........................................        100,750
-----------------------------------------------------------------------------------------------------
                                                                                            2,227,613
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.8%
   225,000    BB+         HCA - The Healthcare Corp., Notes, 7.000% due 7/1/07........        199,405
   250,000    BBB-        HEALTHSOUTH Corp., Sr. Sub. Notes, 9.500% due 4/1/01........        251,250
   275,000    BB+         Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10 (b)....        278,438
   125,000    B-          Unilab Corp., Sr. Sub. Notes, 12.750% due 10/1/09...........        129,375
-----------------------------------------------------------------------------------------------------
                                                                                              858,468
-----------------------------------------------------------------------------------------------------
HOUSING -- 1.3%
   250,000    B-          Atrium Cos., Inc., Company Guaranteed, 10.500% due 5/1/09...        211,875
   225,000    BB-         Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                            4/1/08....................................................        202,500
-----------------------------------------------------------------------------------------------------
                                                                                              414,375
-----------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 1.7%
   175,000    B-          Anteon Corp., 12.000% due 5/15/09...........................        158,813
                          Viasystems Group, Inc., Sr. Sub. Notes:
   225,000    B             9.750% due 6/1/07.........................................        195,750
   175,000    B             Series B, 9.750% due 6/1/07...............................        152,250
-----------------------------------------------------------------------------------------------------
                                                                                              506,813
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.7%
   175,000    B+          American Axle & Manufacturing Holdings, Inc., Company
                            Guaranteed, 9.750% due 3/1/09.............................        164,063
   450,000    B           BGF Industries, Inc., Sr. Sub. Notes, 10.250% due 1/15/09...        418,500
   350,000    B-          Cherokee International LLC, Sr. Sub. Notes, 10.500% due
                            5/1/09....................................................        303,625
   300,000    B-          TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        259,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,145,688
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.2%
   100,000    B2*         Adelphia Communications Corp., Sr. Notes, 8.125% due
                            7/15/03...................................................         94,750
    50,900    NR          AMFM Inc., Debentures, 12.625% due 10/31/06.................         59,680
    75,000    B-          Carmike Cinemas, Inc., Company Guaranteed, 9.375% due
                            2/1/09....................................................         41,438
                          Chancellor Media Corp., Company Guaranteed:
   400,000    B             9.000% due 10/1/08........................................        413,000
   150,000    B+            8.000% due 11/1/08........................................        151,313
   275,000    B-          Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                            10/1/02...................................................        282,563
   500,000    CCC+        Pegasus Media & Communications, Inc., Sr. Sub. Notes,
                            12.500% due 7/1/05........................................        535,000
   175,000    B-          Phoenix Color Corp., Company Guaranteed, 10.375% due
                            2/1/09....................................................        158,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.2% (CONTINUED)
$  250,000    CCC-        Production Resource Group LLC, Sr. Sub. Notes, 11.500% due
                            1/15/08...................................................    $    38,125
   425,000    B+          Telewest Communications PLC, Debentures, step bond to yield
                            11.000% due 10/1/07.......................................        404,813
                          Telewest Communications PLC, Sr. Discount Notes, step bond to yield:
   225,000    B+            9.250% due 4/15/09........................................        122,063
   300,000    B+            11.375% due 2/1/10........................................        161,250
   375,000    B-          T/SF Communications Corp., Company Guaranteed, 10.375% due
                            11/1/07...................................................        350,625
   500,000    B-          United International Holdings Inc., Sr. Discount Notes, step
                            bond to yield 10.750% due 2/15/08.........................        352,500
   300,000    B           United Pan-Europe Communications NV, Sr. Notes, 11.250% due
                            2/1/10....................................................        268,500
-----------------------------------------------------------------------------------------------------
                                                                                            3,433,995
-----------------------------------------------------------------------------------------------------
METALS/MINERALS -- 2.0%
   500,000    B-          Diamond Holdings PLC, Company Guaranteed, 9.125% due
                            2/1/08....................................................        465,000
   175,000    B+          National Steel Corp., First Mortgage, 9.875% due 3/1/09.....        147,000
-----------------------------------------------------------------------------------------------------
                                                                                              612,000
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 1.5%
   100,000    B-          Desa International Inc., Company Guaranteed, 9.875% due
                            12/15/07..................................................         80,500
    75,000    B           Jostens, Inc., 12.750% due 5/1/10#..........................         74,250
   175,000    CCC+        Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........        147,000
   150,000    B-          Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (b)...        150,750
-----------------------------------------------------------------------------------------------------
                                                                                              452,500
-----------------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.0%
                          Cross Timbers Oil Co., Sr. Sub. Notes:
   125,000    B             9.250% due 4/1/07.........................................        122,188
   100,000    B             8.750% due 11/1/09........................................         95,500
                          R&B Falcon Corp., Sr. Notes:
    50,000    B+            6.500% due 4/15/03........................................         46,500
    50,000    B+            6.750% due 4/15/05........................................         45,250
-----------------------------------------------------------------------------------------------------
                                                                                              309,438
-----------------------------------------------------------------------------------------------------
RETAIL -- 5.4%
   390,000    B           Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                            1/15/09...................................................        358,800
   575,000    CCC+        J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................        474,375
   500,000    BB+         Kmart Corp., Medium Term Notes, 7.900% due 12/14/00.........        497,500
    25,000    BB-         Levi Strauss & Co., Notes, 7.000% due 11/1/06...............         19,125
   150,000    B           Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......        142,500
   175,000    BB+         Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........        155,324
-----------------------------------------------------------------------------------------------------
                                                                                            1,647,624
-----------------------------------------------------------------------------------------------------
SERVICES -- 3.4%
   250,000    B-          Advance Holding Corp., Debentures, step bond to yield
                            12.875% due 4/15/09.......................................        106,250
   555,000    B           AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        541,123
   310,896    B           FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04.........        116,585
   300,000    B-          Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                            6/1/07....................................................        274,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,038,458
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.4%
$  125,000    B           CapRock Communications Corp., Sr. Notes, 11.500% due
                            5/1/09....................................................    $   113,125
   350,000    B-          Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                            12/15/08..................................................        341,687
 1,000,000    B+          Charter Communications Holdings LLC, Sr. Discount Notes,
                            step bond to yield 9.920% due 4/1/11......................        570,000
                          Classic Cable Inc.:
   225,000    B-            Company Guaranteed, 9.375% due 8/1/09.....................        197,438
   175,000    NR            Sr. Sub. Notes, 10.500% due 3/1/10........................        162,313
   150,000    NR          Dobson Communications Corp., Sr. Notes, 10.875% due
                            7/1/10....................................................        151,500
                          Exodus Communications, Inc., Sr. Notes:
   300,000    B             10.750% due 12/15/09......................................        291,000
   100,000    B             11.625% due 7/15/10.......................................        100,750
   100,000    BB          Global Crossing Ltd., Company Guaranteed, 9.500% due
                            11/15/09..................................................         97,000
   300,000    B           Level 3 Communications, Inc., Sr. Notes, 9.125% due
                            5/1/08....................................................        270,750
   325,000    B+          McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        294,125
   100,000    B           Nextel Communications, Inc., Sr. Notes, 9.375% due
                            11/15/09..................................................         96,000
   500,000    B-          NTL Inc., Sr. Notes, step bond to yield 9.750% due 4/1/08...        313,750
   175,000    B-          Primus Telecommunications Group, Inc., Sr. Notes, 12.750%
                            due 10/15/09..............................................        140,875
   300,000    BBB+        Qwest Communications International Inc., Sr. Discount Notes,
                            step bond to yield 8.290% due 2/1/08......................        237,000
   150,000    B-          Viatel, Inc., Sr. Notes, 11.500% due 3/15/09................        114,750
-----------------------------------------------------------------------------------------------------
                                                                                            3,492,063
-----------------------------------------------------------------------------------------------------
TEXTILES -- 4.8%
   600,000    B+          Avondale Mills, Inc., Company Guaranteed, 10.250% due
                            5/1/06....................................................        567,000
   175,000    B           Dan River Inc., Sr. Sub. Notes, 10.125% due 12/15/03........        170,625
   125,000    B           Norton Co., Company Guaranteed, 12.500% due 6/1/05..........        112,500
   215,000    B-          Supreme International Corp., Company Guaranteed, 12.250% due
                            4/1/06....................................................        205,325
   425,000    B-          Tropical Sportswear International Corp., Company Guaranteed,
                            11.000% due 6/15/08.......................................        410,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,465,575
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
   325,000    B           Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............        331,905
   125,000    BB-         Continental Airlines, Inc., Sr. Notes, 9.500% due
                            12/15/01..................................................        127,967
   400,000    B-          Pacer International, Inc., Company Guaranteed, 11.750% due
                            6/1/07....................................................        401,000
-----------------------------------------------------------------------------------------------------
                                                                                              860,872
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost -- $23,948,183).........     22,255,089
-----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BOND -- 0.8%
-----------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES -- 0.8%
   250,000    B           CHC Helicopter Corp., 11.750% due 7/15/07
                            (Cost -- $231,523)........................................        237,254
-----------------------------------------------------------------------------------------------------
    SHARES                                          SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
-----------------------------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.1%
     2,250                Prime Hospitality Corp.+ (Cost -- $19,140)..................         21,234
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
--------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
     2,299             R&B Falcon Corp., 13.875%...................................    $   260,470
--------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
     3,500             Eagle-Picher Industries, Inc., 11.750% Exchangeable
                         3/1/08....................................................         88,375
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.5%
        --             Paxson Communications Corp., 12.500% Exchangeable
                         10/31/06..................................................             86
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.4%
     9,367             Viasystems Group, Inc., Series B, 8.000%+...................        168,611
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
     5,500             Global Crossing Ltd., 10.500%...............................        532,125
     1,850             Rural Cellular Corp., 12.250%...............................        176,213
--------------------------------------------------------------------------------------------------
                                                                                           708,338
--------------------------------------------------------------------------------------------------
                       TOTAL PREFERRED STOCK (Cost -- $1,114,943)..................      1,225,880
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.3%
     2,000             R&B Falcon Corp., Expire 5/1/09 (b)+ (Cost -- $18,868)......        100,000
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $25,332,657).................     23,839,457
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                    SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.1%
$6,767,000             CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
                         maturity -- $6,770,694; (Fully collateralized by U.S.
                         Treasury Notes, 6.250% due 1/31/02;
                       Market value -- $6,902,898) (Cost -- $6,767,000)............      6,767,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $32,099,657**)...........    $30,606,457
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 #  Security has been issued with attached warrants.
 +  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Baa               BBB               3.9%
  Ba                 BB              15.8
   B                 B               72.7
  Caa               CCC               5.6
  NR                 NR               2.0
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 88.3%
-------------------------------------------------------------------------------------------
ADVERTISING -- 1.2%
     676,770   DoubleClick Inc.+...........................................  $   25,801,856
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.4%
     534,040   Coca-Cola Co. ..............................................      30,673,923
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 5.0%
     597,710   3Com Corp.+.................................................      34,443,039
     662,825   Nextel Communications, Inc.+................................      40,556,605
     519,710   Nortel Networks Corp........................................      35,470,207
-------------------------------------------------------------------------------------------
                                                                                110,469,851
-------------------------------------------------------------------------------------------
COMPUTERS -- 4.6%
   1,414,190   Apple Computer, Inc.+.......................................      74,068,201
     561,730   Dell Computer Corp.+........................................      27,700,311
-------------------------------------------------------------------------------------------
                                                                                101,768,512
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.3%
   1,491,195   General Electric Co. .......................................      79,033,335
   1,080,580   Time Warner Inc. ...........................................      82,124,080
-------------------------------------------------------------------------------------------
                                                                                161,157,415
-------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE -- 5.4%
   1,036,100   MedImmune, Inc.+............................................      76,671,400
     877,155   Pfizer Inc. ................................................      42,103,440
-------------------------------------------------------------------------------------------
                                                                                118,774,840
-------------------------------------------------------------------------------------------
ELECTRONICS -- 10.5%
     702,720   EMC Corp.+..................................................      54,065,520
     404,160   General Motors Corp., Class H Shares+.......................      35,465,040
   2,036,520   Texas Instruments Inc. .....................................     139,883,468
-------------------------------------------------------------------------------------------
                                                                                229,414,028
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.+................................              47
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.6%
   2,171,760   Charles Schwab Corp.........................................      73,025,430
   1,400,000   Morgan Stanley Dean Witter & Co.............................     116,550,000
-------------------------------------------------------------------------------------------
                                                                                189,575,430
-------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
     355,191   American International Group, Inc...........................      41,734,972
-------------------------------------------------------------------------------------------
INTERNET -- 12.1%
   1,857,200   America Online, Inc.+.......................................      97,967,300
   2,032,980   Cisco Systems, Inc.+........................................     129,221,291
     309,510   Yahoo! Inc.+................................................      38,340,551
-------------------------------------------------------------------------------------------
                                                                                265,529,142
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
RETAIL -- 1.9%
     842,957   Home Depot, Inc.............................................  $   42,095,190
-------------------------------------------------------------------------------------------
SOFTWARE -- 14.5%
     445,900   Intuit Inc.+................................................      18,449,113
     476,215   Microsoft Corp.+............................................      38,097,200
   1,927,710   VERITAS Software Corp.+.....................................     217,861,350
   1,029,095   Vodafone AirTouch PLC.......................................      42,643,124
-------------------------------------------------------------------------------------------
                                                                                317,050,787
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.9%
     501,805   Level 3 Communications, Inc.+...............................      44,158,840
   2,956,160   Nokia Oyj, Sponsored ADR....................................     147,623,240
   1,608,175   Sprint PCS Group+...........................................      95,686,412
     292,205   Telefonos de Mexico SA de CV................................      16,692,211
-------------------------------------------------------------------------------------------
                                                                                304,160,703
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $1,064,379,572).................   1,938,206,696
-------------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.8%
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.8%
   4,101,991   Vodafone AirTouch PLC (Cost -- $20,556,905).................      16,642,701
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $1,084,936,477)..............   1,954,849,397
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.9%
$238,479,000   Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00;
                 Proceeds at maturity -- $230,608,176; (Fully collateralized by
                 U.S. Treasury Bonds, 9.250% due 2/15/16; Market value --
                 $243,294,920) (Cost -- $238,479,000)..................     238,479,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,323,415,477**)........  $2,193,328,397
-------------------------------------------------------------------------------------------

 + Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 93.2%
     $4,300,000         Alcoa Inc. matures 7/18/00..................................   6.60  %     $  4,288,265
      5,000,000         American Express Credit Corp. matures 7/6/00................   6.71           4,997,208
      5,000,000         Asset Securitization Corp. matures 7/21/00..................   6.58           4,983,675
      3,300,000         Becton, Dickinson & Co. matures 8/1/00......................   6.61           3,282,615
      5,400,000         Bell Atlantic Financial Corp. matures 7/19/00...............   6.62           5,384,280
      5,000,000         The Coca-Cola Co. matures 7/12/00...........................   6.60           4,991,800
      5,000,000         Delaware Funding Corp. matures 7/7/00.......................   6.57           4,996,372
      5,100,000         Electronic Data Systems Corp. matures 7/5/00................   6.96           5,098,031
      4,500,000         Exxon Asset Management matures 7/3/00.......................   6.90           4,500,000
      5,250,000         Ford Motor Credit Co. matures 7/7/00........................   6.58           5,246,173
      3,000,000         The Gap, Inc. matures 8/15/00...............................   6.61           2,976,529
      5,000,000         General Dynamics Corp. matures 7/12/00......................   6.54           4,991,875
      5,250,000         General Electric Capital Corp. matures 7/27/00..............   6.58           5,227,110
      5,000,000         General Motors Acceptance Corp. matures 7/14/00.............   6.55           4,990,054
      5,370,000         Household Finance Corp. matures 7/3/00......................   6.90           5,370,000
      5,000,000         Morgan Stanley Dean Witter & Co. matures 7/25/00............   6.62           4,979,894
      5,000,000         Newell Co. matures 7/5/00...................................   6.54           4,998,192
      5,000,000         Potomac Electric Power Co. matures 7/10/00..................   6.54           4,993,681
      4,600,000         Providian Master Trust matures 7/14/00......................   6.60           4,590,765
      5,300,000         Prudential Funding Co. matures 7/5/00.......................   6.60           5,298,060
      3,000,000         Transamerica Finance Corp. matures 7/26/00..................   6.64           2,987,350
      5,000,000         Union Bank of Switzerland matures 7/5/00....................   6.76           4,998,125
---------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $104,170,054)...............                104,170,054
---------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE NOTE -- 4.1%
      4,600,000         The Goldman Sachs Group, Inc. matures 7/10/00                  6.62
                        (Cost -- $4,594,097)........................................                  4,594,097
---------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTE  -- 2.7%
      3,000,000         Associates Corp. of North America matures 6/15/01              6.77
                        (Cost -- $3,000,000)........................................                  3,000,000
---------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $111,764,151**)..........               $111,764,151
---------------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $289,905,025   $25,332,657   $1,084,936,477   $111,764,151
  Repurchase agreements, at cost.................     2,934,000     6,767,000      238,479,000             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $345,705,128   $23,839,457   $1,954,849,397   $111,764,151
  Repurchase agreements, at value................     2,934,000     6,767,000      238,479,000             --
  Cash...........................................           286           652              986         78,077
  Dividends and interest receivable..............     2,208,803       531,895          345,758          2,987
  Receivable for securities sold.................        71,700       560,048               --             --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   350,919,917    31,699,052    2,193,675,141    111,845,215
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable...............       142,138        12,959        1,373,294         15,389
  Administration fees payable....................        17,093         1,099          109,387         10,751
  Payable for securities purchased...............            --       632,495               --             --
  Dividends payable..............................            --            --               --        326,162
  Accrued expenses...............................        63,348        15,399           50,106         33,178
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................       222,579       661,952        1,532,787        385,480
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $350,697,338   $31,037,100   $2,192,142,354   $111,459,735
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $275,828,754   $32,876,799   $1,326,725,706   $111,459,179
  Undistributed net investment income (loss).....     4,003,642     1,313,344         (387,275)           343
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    15,064,839    (1,654,533)      (4,117,460)           213
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........    55,800,103    (1,498,510)     869,921,383             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $350,697,338   $31,037,100   $2,192,142,354   $111,459,735
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    18,732,018     3,532,587       21,096,423    111,459,179
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $18.72         $8.79          $103.91          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 3,784,296   $ 1,407,103   $  6,262,929   $3,335,367
  Dividends...........................................    1,227,744        28,875      2,267,359           --
  Less: Foreign withholding tax.......................       (6,164)           --       (186,714)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    5,005,876     1,435,978      8,343,574    3,335,367
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................      844,646        76,309      7,956,694      175,448
  Administration fees (Note 3)........................      101,357         9,157        636,536       32,561
  Audit and legal.....................................       16,409        13,227         17,469       14,275
  Shareholder communications..........................       15,058         4,972         62,938        7,956
  Custody.............................................       10,786         4,525         25,690        6,039
  Shareholder and system servicing fees...............        7,603         7,636          7,450        8,010
  Pricing service fees................................        2,932         4,226             --           --
  Trustees' fees......................................        1,989         2,074          1,989        2,088
  Registration fees...................................           --            --         33,800           --
  Other...............................................          994           497          3,179        3,877
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,001,774       122,623      8,745,745      250,254
  Less: Expense reimbursement.........................           --            --             --      (35,110)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................    1,001,774       122,623      8,745,745      215,144
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..........................    4,004,102     1,313,355       (402,171)   3,120,223
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   14,231,791      (302,756)     5,957,151          213
     Futures contracts................................      621,238            --             --           --
     Foreign currency transactions....................           --            --         15,330           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   14,853,029      (302,756)     5,972,481          213
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments and Foreign Currencies:
     Beginning of period..............................   65,550,577      (836,216)   905,748,863           --
     End of period....................................   55,800,103    (1,498,510)   869,921,383           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)......................................   (9,750,474)     (662,294)   (35,827,480)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES..............................    5,102,555      (965,050)   (29,854,999)         213
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....  $ 9,106,657   $   348,305   $(30,257,170)  $3,120,436
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized gains are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..................  $  4,004,102   $ 1,313,355   $     (402,171)  $   3,120,223
  Net realized gain (loss)......................    14,853,029      (302,756)       5,972,481             213
  Change in net unrealized appreciation
     (depreciation).............................    (9,750,474)     (662,294)     (35,827,480)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................     9,106,657       348,305      (30,257,170)      3,120,436
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.........................    (6,657,840)   (2,577,225)        (753,152)     (3,119,880)
  Net realized gains............................   (40,976,421)           --      (76,133,308)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,460)     (3,119,880)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    11,660,951     3,800,885      321,919,572     425,275,568
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,460       3,048,691
  Cost of shares reacquired.....................    (9,508,224)   (3,428,682)     (14,681,219)   (436,834,964)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    49,786,988     2,949,428      384,124,813      (8,510,705)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    11,259,384       720,508      276,981,183      (8,510,149)
NET ASSETS:
  Beginning of period...........................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $350,697,338   $31,037,100   $2,192,142,354   $ 111,459,735
-------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.........................    $4,003,642    $1,313,344        $(387,275)           $343
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  6,636,925   $ 2,585,031   $      915,746   $   3,230,152
  Net realized gain (loss)......................    40,472,567      (471,386)      66,040,552            (256)
  Change in net unrealized appreciation
     (depreciation).............................    (5,721,663)     (884,302)     540,542,954              --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS........    41,387,829     1,229,343      607,499,252       3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (5,732,184)   (2,318,362)      (1,059,153)     (3,229,896)
  Net realized gains............................   (17,063,313)           --      (30,268,189)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (22,795,497)   (2,318,362)     (31,327,342)     (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    33,514,225     7,595,331      470,330,702     388,474,577
  Net asset value of shares issued for
     reinvestment of dividends..................    22,795,497     2,318,362       31,327,342       3,049,209
  Cost of shares reacquired.....................   (11,645,774)   (6,596,523)     (53,529,706)   (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    44,663,948     3,317,170      448,128,338      77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    63,256,280     2,228,151    1,024,300,248      77,900,555
NET ASSETS:
  Beginning of year.............................   276,181,674    28,088,441      890,860,923      42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $339,437,954   $30,316,592   $1,915,161,171   $ 119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $6,657,380    $2,577,214         $752,718              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $748,206 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Funds transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2000, MAT, HYBT, CAF and MMP each paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2000, Travelers Insurance reimbursed expenses of $35,110 for MMP.

     For the six months ended June 30, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $12,157.

     One Trustee and all officers of the Funds are employees of Citigroup or its subsidiaries.

     4.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................   $98,911,958   $11,285,838   $420,743,788
-------------------------------------------------------------------------------------------------------
Sales.......................................................    92,719,134    10,227,751    131,698,183

--------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 66,208,499   $   462,263   $969,493,637
Gross unrealized depreciation...............................   (10,408,396)   (1,955,463)   (99,580,717)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 55,800,103   $(1,493,200)  $869,912,920
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Funds had no open futures contracts.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Funds had no open purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2000, the Funds held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, HYBT had, for Federal income tax purposes, approximately $705,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                   2000        2001       2002        2004        2007
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $48,000    $135,000    $38,000    $342,000    $142,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 2000     DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         555,076           1,654,617
Share issued on reinvestment................................       2,556,857           1,187,265
Shares reacquired...........................................        (452,845)           (581,353)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,659,088           2,260,529
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         401,899             776,247
Shares issued on reinvestment...............................         292,866             245,327
Shares reacquired...........................................        (363,372)           (671,120)
---------------------------------------------------------------------------------------------------
Net Increase................................................         331,393             350,454
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       2,890,263           5,582,389
Share issued on reinvestment................................         739,364             400,399
Shares reacquired...........................................        (136,118)           (626,790)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,493,509           5,355,998
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     425,275,568         388,474,577
Share issued on reinvestment................................       3,048,691           3,049,209
Shares reacquired...........................................    (436,834,964)       (313,623,231)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      (8,510,705)         77,900,555
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       MANAGED ASSETS TRUST          2000(1)         1999          1998          1997          1996        1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $21.12        $19.99        $17.65        $14.98        $15.50      $12.85
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income............      0.21          0.39          0.41          0.48          0.46        0.49
  Net realized and unrealized
     gain..........................      0.34          2.30          3.27          2.70          1.50        2.83
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations.......      0.55          2.69          3.68          3.18          1.96        3.32
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income............     (0.41)        (0.39)        (0.47)        (0.12)        (0.89)      (0.50)
  Net realized gains...............     (2.54)        (1.17)        (0.87)        (0.39)        (1.59)      (0.17)
-----------------------------------------------------------------------------------------------------------------
Total Distributions................     (2.95)        (1.56)        (1.34)        (0.51)        (2.48)      (0.67)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $18.72        $21.12        $19.99        $17.65        $14.98      $15.50
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................      2.66%++      14.22%        21.44%        21.31%        13.78%      27.12%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $350,697      $339,438      $276,182      $223,870      $188,610    $171,276
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)......................      0.60%+        0.60%         0.60%         0.63%         0.58%       0.58%
  Net investment income............      2.38+         2.17          2.30          2.91          3.51        3.49
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        28%           51%           74%           90%          108%        110%
-----------------------------------------------------------------------------------------------------------------

       HIGH YIELD BOND TRUST         2000(1)(4)        1999          1998          1997          1996        1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $9.47          $9.85         $9.89         $8.49         $9.00       $8.49
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............       0.36           0.81          0.77          0.76          0.91        0.80
  Net realized and unrealized gain
     (loss)........................      (0.25)         (0.38)        (0.13)         0.65          0.41        0.41
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations.......       0.11           0.43          0.64          1.41          1.32        1.21
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income............      (0.79)         (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
-------------------------------------------------------------------------------------------------------------------
Total Distributions................      (0.79)         (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....      $8.79          $9.47         $9.85         $9.89         $8.49       $9.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................       1.20%++        4.42%         6.56%        16.56%        16.05%      15.47%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................    $31,037        $30,317       $28,088       $25,272       $17,291     $12,902
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)...................       0.81%+         0.81%         0.82%         0.84%         0.97%       1.25%
  Net investment income............       8.63+          8.85          8.42          9.04         11.01        9.37
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............         45%           112%          147%          137%           84%        222%
-------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Per share amounts have been calculated using the monthly average shares method.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.28% for the year ended December 31, 1995.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

   CAPITAL APPRECIATION FUND       2000(1)                        1999           1998            1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................     $108.80                       $72.74        $46.32        $36.72        $33.18        $24.50
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income
     (loss).....................       (0.03)                        0.04          0.06          0.19          0.23          0.24
  Net realized and unrealized
     gain (loss)................       (1.07)                       38.08         28.07          9.41          8.49          8.61
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations....................       (1.10)                       38.12         28.13          9.60          8.72          8.85
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.........       (0.04)                       (0.07)        (0.18)           --         (0.41)        (0.17)
  Net realized gains............       (3.75)                       (1.99)        (1.53)        (0.00)*       (4.77)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.............       (3.79)                       (2.06)        (1.71)        (0.00)*       (5.18)        (0.17)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................     $103.91                      $108.80        $72.74        $46.32        $36.72        $33.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................       (1.02)%++                    53.52%        61.63%        26.14%        28.21%        36.37%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS)....................      $2,192                       $1,915          $891          $408          $224          $122
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................        0.83%+                       0.83%         0.85%         0.84%         0.83%         0.85%
  Net investment income
     (loss).....................       (0.04)+                       0.07          0.18          0.54          0.69          0.84
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........           7%                          37%           53%           89%           84%          124%
---------------------------------------------------------------------------------------------------------------------------------

     MONEY MARKET PORTFOLIO        2000(1)                        1999           1998            1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................       $1.00                        $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(4)........       0.029                        0.049         0.049         0.049        0.0412        0.0417
Distributions from net
  investment income.............      (0.029)                      (0.049)       (0.049)       (0.049)      (0.0412)      (0.0417)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................       $1.00                        $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................        2.89%++                      4.96%         5.08%         5.03%         4.20%         4.17%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S).......................    $111,460                     $119,970       $42,069       $13,494        $3,543        $1,417
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)(5).............        0.40%+                       0.37%         0.65%         0.57%         0.78%         1.25%
  Net investment income.........        5.83+                        4.96          5.37          5.03          3.72            --
---------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% and 0.40% for Capital Appreciation Fund and Money Market Portfolio, respectively.

(4) Travelers Insurance reimbursed Money Market Portfolio for $35,110, $85,612, $31,300 and $43,376 in expenses for the six months ended June 30, 2000, the years ended December 31, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.001, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.47%, 0.50%, 1.39% and 1.71%, respectively.

(5) The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 7.37% for the year ended December 31, 1995.

 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor who is primarily concerned with the highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the six months ended June 30, 2000, the Portfolio returned 5.16%. In comparison, the Lehman Brothers Government Bond Index(12) returned 4.97% for the same period. (Past performance is not indicative of future results.)

The Fed only had one tightening in the second quarter but it was for 50 basis points. (A basis point is 0.01% or one one-hundredth of a percent.) The Fed has now tightened by 175 basis points since it began raising the federal funds rate on June 30, 1999. The short-end of the U.S. Treasury yield curve moved as if the Fed was done tightening. The 5-year Treasury rallied by 70 basis points after the Fed tightening. The 5-year Treasury ended the quarter at a yield 15 basis points lower than when it started.

Moreover, the Treasury yield curve flattened during the quarter. The rally in the 30-year was more muted than the rally in the 5-year note. Thus, the yield curve ended the quarter inverted by 28 basis points. The yield curve had started the quarter 48 basis points inverted (An inverted yield curve is an unusual situation where short-term interest rates are longer than long-term rates.)

The cumulative Fed action appears to have taken its toll on the economy. While the first quarter Gross Domestic Product ("GDP")(13) annual economic growth rate was 5.5%, the second quarter may be substantially slower. Consumer spending increased only 0.2% in both May and April. Lending indicators were also weak during the reporting period, and they were unchanged in April and down 1% in May.

Going forward the Portfolio is nearly even to its benchmark's duration. (Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.) As of June 30, 2000, the Portfolio remained overweighted in spread product and was relatively neutral to the yield curve.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services. For the six months ended June 30, 2000, the Portfolio returned a negative 1.25%. In comparison, the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

The Portfolio underperformed the benchmark because of the under emphasis the Portfolio had in technology stocks. The manager believed technology stocks looked too expensive in his valuation models. The Portfolio's overweight position in big name retail stocks also contributed to the underperformance of the Portfolio. In the latter instance, the stocks were surprisingly weak in price apparently reacting more to the rising trend of interest rates rather than a continued strong presence by consumers in the first half of the year.

The manager was fairly active from a portfolio management perspective, initiating almost 100 individual trades, with the emphasis on the buy side as the manager continued to employ new cash inflows. The relatively modest decline in values for both the S&P 500 and the Portfolio masked the very volatile nature of the stock market. It was common to see stocks up or down 25% to 50% in price, and the Portfolio had its fair share of both.

As the first half of 2000, the manager retained a lighter than market exposure to the technology sector because the valuations accorded many individual stocks exceeded the acceptable boundaries of the manager's valuation models. The Portfolio remained slightly less than fully invested with between 6% and 7% in cash. On balance, the manager is comfortable with the Portfolio, feeling that it conforms well to all elements of its investment discipline.

---------------
12 The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. An investor cannot invest directly in an index.
13 GDP is the market value of the goods and services produced by labor in the U.S.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the six months ended June 30, 2000, the Portfolio returned 6.29%. In comparison, the S&P 500 returned negative 0.43% for the same period. In a difficult market for both utilities stocks and bonds, the Portfolio continued to generate competitive performance. (Past performance is not indicative of future results.)

The first half of the year produced two tales for this Portfolio. The Portfolio recorded strong absolute investment returns in an otherwise negatively biased stock market, but the broad diversification across all aspects of the utility sector hurt the relative performance of the Portfolio. In the long run, the manager believes investors should have a strong representation in the telecommunications sector; however, in the most recent period, those stocks negatively impacted the final results of the Portfolio.

At or near the bottom of the Portfolio's performance roster were stocks such as WorldCom, Sprint, AT&T and NEXTLINK. At the top of the list were companies in natural gas and restructuring electric sectors. In the long-term the manager remains committed to diversification, especially in today's world where fiber optics is intruding into the gas pipeline universe. Moreover, traditional electric companies are transforming themselves into energy movers and shakers and these are, in the views of the manager, solid investment opportunities.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 27, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+              5.16%
    Year Ended 6/30/00                     4.79%
    Five Years Ended 6/30/00               6.49%
    1/24/92* through 6/30/00               6.92%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 6/30/00              75.88%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                  [U.S GOVERNMENT SECURITIES PORTFOLIO GRAPH]

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
PERIOD END                                             PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
----------                                     --------------------------     ---------------------       --------------------
1/24/92                                         $       10,000.00              $    10,000.00              $    10,000.00
12/92                                                   10,790.00                   10,723.00                   10,275.00
12/93                                                   11,813.00                   11,866.00                   10,557.00
12/94                                                   11,147.00                   11,464.00                   10,640.00
12/95                                                   13,869.00                   13,567.00                   11,115.00
12/96                                                   14,071.00                   13,943.00                   11,484.00
12/97                                                   15,846.00                   15,280.00                   11,579.00
12/98                                                   17,463.00                   16,785.00                   11,866.00
12/99                                                   16,724.00                   16,411.00                   12,220.00
6/30/00                                                 17,588.00                   17,226.00                   12,511.00

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+             (1.25)%
    Year Ended 6/30/00                     1.55%
    Five Years Ended 6/30/00              20.81%
    5/1/92* through 6/30/00               16.70%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 6/30/00              253.18%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                    [SOCIAL AWARENESS STOCK PORTFOLIO GRAPH]

                                                 SOCIAL AWARENESS STOCK       STANDARD & POOR'S 500
PERIOD END                                              PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
----------                                       ----------------------       ---------------------       --------------------
5/1/92                                           $      10,000.00              $   10,000.00              $     10,000.00
12/92                                                   10,950.00                  10,673.00                    10,157.00
12/93                                                   11,777.00                  11,745.00                    10,436.00
12/94                                                   11,461.00                  11,900.00                    10,716.00
12/95                                                   15,285.00                  14,509.00                    10,988.00
12/96                                                   18,339.00                  17,838.00                    11,353.00
12/97                                                   23,343.00                  23,789.00                    11,545.00
12/98                                                   30,875.00                  30,626.00                    11,731.00
12/99                                                   35,765.00                  37,067.00                    12,080.00
6/30/00                                                 35,318.00                  38,908.00                    12,368.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/00 (UNAUDITED)

             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Six Months Ended 6/30/00+              6.29%
    Year Ended 6/30/00                     1.81%
    Five Years Ended 6/30/00              15.18%
    2/4/94* through 6/30/00               13.90%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 6/30/00              130.24%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          [UTILITIES PORTFOLIO GRAPH]

                                                                STANDARD & POOR'S
PERIOD END                              UTILITIES PORTFOLIO         500 INDEX         CONSUMER PRICE INDEX
----------                              -------------------     -----------------     --------------------
2/4/94                                   $    10,000.00            $  10,000.00            $  10,000.00
12/94                                         10,170.00               10,072.00               10,205.00
12/95                                         13,149.00               13,852.00               10,464.00
12/96                                         14,638.00               17,031.00               10,811.00
12/97                                         18,340.00               22,712.00               10,995.00
12/98                                         21,880.00               29,240.00               11,171.00
12/99                                         21,662.00               35,390.00               11,504.00
6/30/00                                       23,024.00               35,237.00               11,778.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 39.8%
             U.S. Treasury Notes:
$1,000,000   8.000% due 11/15/21.........................................  $ 1,207,180
 3,000,000   5.250% due 2/15/29..........................................    2,662,500
 3,000,000   6.125% due 8/15/29..........................................    3,034,500
 4,000,000   6.250% due 5/15/30..........................................    4,200,000
             U.S. Treasury Bonds:
 2,000,000   12.000% due 8/15/13.........................................    2,703,120
 6,500,000   9.250% due 2/15/16..........................................    8,423,545
 1,000,000   6.125% due 11/15/27.........................................      997,180
 9,000,000   U.S. REFCO Strips, zero coupon due 10/15/13.................    3,750,030
 1,041,320   U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....    1,038,717
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $27,867,805).....   28,016,772
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 53.4%
 3,000,000   Federal Home Loan Bank (FHLB) Certificates, 5.705% due
             3/2/09......................................................    2,720,370
             Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
 2,668,875   8.500% due 6/15/21..........................................    2,724,084
 2,843,050   8.000% due 3/1/27+..........................................    2,859,028
 6,336,454   6.500% due 3/15/28++........................................    5,910,712
             Federal National Mortgage Association (FNMA) Certificates:
 1,844,000   8.000% due 7/1/27+..........................................    1,852,630
 2,660,868   6.500% due 12/1/27..........................................    2,509,518
 3,904,997   7.500% due 11/1/29..........................................    3,851,304
 2,000,000   8.500% due 6/1/30...........................................    2,037,500
             Government National Mortgage Association (GNMA)
             Certificates:
 1,455,740   9.000% due 9/15/09++........................................    1,504,867
   591,165   8.500% due 7/15/18++........................................      606,128
 1,363,282   7.000% due 3/15/28++........................................    1,326,638
 6,498,426   6.000% due 2/20/29++........................................    5,057,758
 2,914,728   7.500% due 9/15/29..........................................    2,895,579
 2,000,000   Tennessee Valley Authority Debentures, 6.250% due
             12/15/17....................................................    1,801,680
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $39,146,870)........   37,657,796
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
 4,772,000   CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
               maturity -- $4,774,602; (Fully collateralized by U.S.
               Treasury Notes, 6.250% due 1/31/02; Market value --
               $4,868,123) (Cost -- $4,772,000).........................    4,772,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $71,786,675**)...........  $70,446,568
--------------------------------------------------------------------------------------

 + Security is traded on a "to-be-announced" basis (See Note 7).
++ Date shown represents the last in range of maturity dates of mortgage certificates owned.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.5%
     8,000    Ford Motor Co. .............................................    $   344,000
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.3%
    44,600    Alcoa Inc. .................................................      1,293,400
    25,000    Engelhard Corp. ............................................        426,563
    20,000    Nucor Corp. ................................................        663,750
    16,000    Praxair, Inc. ..............................................        599,000
-----------------------------------------------------------------------------------------
                                                                                2,982,713
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.9%
    24,500    Anixter International Inc.+.................................        649,250
    25,500    Deere & Co. ................................................        943,500
     9,800    Pitney Bowes Inc. ..........................................        392,000
     1,047    Visteon Corp. ..............................................         12,701
-----------------------------------------------------------------------------------------
                                                                                1,997,451
-----------------------------------------------------------------------------------------
COMMUNICATION -- 3.9%
    10,000    AT&T Wireless Group.........................................        278,750
    24,100    Bell Atlantic Corp.++ ......................................      1,224,581
     6,250    Time Warner Telecom Inc.+...................................        402,344
    17,754    WorldCom, Inc.+.............................................        814,465
-----------------------------------------------------------------------------------------
                                                                                2,720,140
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 17.6%
    26,100    Black & Decker Corp. .......................................      1,026,056
    11,400    Convergys Corp. ............................................        591,375
    35,600    Home Depot, Inc. ...........................................      1,777,775
    50,000    Interface, Inc. ............................................        190,625
    31,000    Kaufman & Broad Home Corp. .................................        614,187
    16,928    Koninklijke Philips Electronics N.V. ADR....................        804,080
    27,500    Liz Claiborne, Inc. ........................................        969,375
    25,200    Lowe's Cos., Inc. ..........................................      1,034,775
    33,000    Office Depot, Inc.+.........................................        206,250
    31,200    Reader's Digest Association, Inc. ..........................      1,240,200
    37,600    Staples, Inc.+..............................................        578,100
    22,200    Tribune Co. ................................................        777,000
    29,200    Tyco International Ltd. ....................................      1,383,350
    19,500    Wal-Mart Stores, Inc. ......................................      1,123,687
-----------------------------------------------------------------------------------------
                                                                               12,316,835
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.9%
    18,000    Brinker International, Inc.+................................        526,500
    18,000    Kimberly-Clark Corp. .......................................      1,032,750
    27,400    Kroger Co.+.................................................        604,512
    14,800    Newell Rubbermaid Inc. .....................................        381,100
    25,000    Pepsi Bottling Group, Inc. .................................        729,688
     4,800    PepsiCo, Inc. ..............................................        213,300
    15,400    Sara Lee Corp. .............................................        297,412

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.9% (CONTINUED)
    29,700    SYSCO Corp. ................................................    $ 1,251,113
    27,700    Wendy's International, Inc. ................................        493,406
-----------------------------------------------------------------------------------------
                                                                                5,529,781
-----------------------------------------------------------------------------------------
ENERGY -- 5.0%
     6,600    Anadarko Petroleum Corp. ...................................        325,463
    28,626    BP Amoco PLC ADR............................................      1,619,158
    10,600    Coastal Corp. ..............................................        645,275
    14,800    Royal Dutch Petroleum Co. ADR...............................        911,125
-----------------------------------------------------------------------------------------
                                                                                3,501,021
-----------------------------------------------------------------------------------------
FINANCIALS -- 10.0%
    24,600    American Express Co. .......................................      1,282,275
     7,640    American International Group, Inc. .........................        897,700
    14,400    Associates First Capital Corp. .............................        321,300
    12,300    Bank of New York Co., Inc. .................................        571,950
    30,450    Chase Manhattan Corp. ......................................      1,402,603
     5,400    Freddie Mac.................................................        218,700
    10,000    Hartford Financial Services Group, Inc. ....................        559,375
     7,000    Marsh & McLennan Cos., Inc. ................................        731,063
    11,100    PNC Financial Services Group................................        520,313
    13,300    St. Paul Cos., Inc. ........................................        453,862
-----------------------------------------------------------------------------------------
                                                                                6,959,141
-----------------------------------------------------------------------------------------
HEALTH CARE -- 10.1%
    28,000    Amgen Inc.+.................................................      1,967,000
     6,600    C.R. Bard, Inc. ............................................        317,625
    12,700    Johnson & Johnson...........................................      1,293,813
    14,100    Medtronic, Inc. ............................................        702,356
    11,600    Merck & Co., Inc. ..........................................        888,850
    23,100    Schering-Plough Corp. ......................................      1,166,550
    25,900    Tenet Healthcare Corp. .....................................        699,300
-----------------------------------------------------------------------------------------
                                                                                7,035,494
-----------------------------------------------------------------------------------------
PUBLISHING -- 0.9%
    11,900    Harcourt General, Inc. .....................................        647,063
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 21.5%
    24,000    America Online, Inc.+.......................................      1,266,000
    20,000    Automatic Data Processing, Inc. ............................      1,071,250
    19,500    Cisco Systems, Inc.+........................................      1,239,469
    10,000    Compaq Computer Corp. ......................................        255,625
    15,000    Electronic Data Systems Corp. ..............................        618,750
    38,200    EMC Corp.+..................................................      2,939,012
    10,500    Genuity Inc. ...............................................         96,141
       500    Infineon Technologies AG ADR................................         39,625
    10,400    Intel Corp. ................................................      1,390,350
    18,500    International Business Machines Corp. ......................      2,026,906
     7,700    Microsoft Corp.+............................................        616,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 21.5% (CONTINUED)
    10,000    N2H2, Inc.+.................................................    $    50,000
    15,000    Oracle Corp.+...............................................      1,260,937
    11,500    Solectron Corp. ............................................        481,562
    12,400    Sun Microsystems, Inc.+.....................................      1,127,625
    27,100    Xerox Corp. ................................................        562,325
-----------------------------------------------------------------------------------------
                                                                               15,041,577
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
    26,187    Southwest Airlines Co. .....................................        495,916
    16,800    United Parcel Service, Inc., Class B Shares.................        991,200
    15,200    USFreightways Corp. ........................................        373,350
-----------------------------------------------------------------------------------------
                                                                                1,860,466
-----------------------------------------------------------------------------------------
UTILITIES -- 6.2%
    44,200    AES Corp.+..................................................      2,016,625
    17,300    Enron Corp. ................................................      1,115,850
    28,200    The Williams Cos., Inc. ....................................      1,175,588
-----------------------------------------------------------------------------------------
                                                                                4,308,063
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $48,479,791)....................     65,243,745
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$4,500,000    CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
              maturity -- $4,502,456; (Fully collateralized by
              U.S. Treasury Notes, 6.250% due 1/31/02; Market value
              -- $4,590,003) (Cost -- $4,500,000).........................      4,500,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $52,979,791**)...........    $69,743,745
-----------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK -- 91.7%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 53.9%
    20,000    Allegheny Energy, Inc. ..................................................    $   547,500
    30,000    Calpine Corp.+...........................................................      1,972,500
    15,000    Cinergy Corp. ...........................................................        381,563
    12,106    Dominion Resources, Inc. ................................................        519,061
    30,000    DQE, Inc. ...............................................................      1,185,000
    11,000    Duke Energy Corp. .......................................................        620,125
    21,800    Edison International.....................................................        446,900
    20,000    Energy East Corp. .......................................................        381,250
    29,000    FirstEnergy Corp. .......................................................        677,875
    20,000    Florida Progress Corp. ..................................................        937,500
    10,000    FPL Group, Inc. .........................................................        495,000
    20,000    GPU, Inc. ...............................................................        541,250
    20,000    Montana Power Co. .......................................................        706,250
    11,000    New Century Energies, Inc. ..............................................        330,000
    53,000    Niagara Mohawk Holdings Inc.+............................................        738,687
    20,000    Nisource Inc. ...........................................................        372,500
    30,000    Northeast Utilities......................................................        652,500
    20,000    Northern States Power Co. ...............................................        403,750
    14,766    NSTAR....................................................................        600,792
    21,000    PECO Energy Co. .........................................................        846,562
    25,000    Pinnacle West Capital Corp. .............................................        846,875
    10,000    Public Service Enterprise Group Inc. ....................................        346,250
    15,000    SCANA Corp. .............................................................        361,875
    36,000    Sierra Pacific Resources.................................................        452,250
    10,000    Texas Utilities Co. .....................................................        295,000
    30,000    Unicom Corp. ............................................................      1,160,625
------------------------------------------------------------------------------------------------------
                                                                                            16,819,440
------------------------------------------------------------------------------------------------------
NATURAL GAS -- 17.0%
    16,000    Coastal Corp. ...........................................................        974,000
    15,000    Dynegy Inc. .............................................................      1,024,688
    22,000    Energen Corp. ...........................................................        479,875
    15,000    MCN Energy Group Inc. ...................................................        320,625
    15,000    National Fuel Gas Co. ...................................................        731,250
    20,000    Sempra Energy............................................................        340,000
    20,000    Southwest Gas Corp. .....................................................        350,000
    26,000    The Williams Cos., Inc. .................................................      1,083,875
------------------------------------------------------------------------------------------------------
                                                                                             5,304,313
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TELEPHONE -- 20.8%
    28,450    AT&T Corp. ..............................................................    $   899,731
     5,000    AT&T Wireless Group+.....................................................        139,375
    10,000    Bell Atlantic Corp.++ ...................................................        508,125
     6,975    Covad Communications Group, Inc.+........................................        112,472
    10,000    GTE Corp.++ .............................................................        622,500
    17,000    NEXTLINK Communications, Inc.+...........................................        644,938
    12,000    Qwest Communications International Inc.+.................................        596,250
    20,000    SBC Communications Inc. .................................................        865,000
    14,000    Sprint Corp. ............................................................        714,000
    30,000    WorldCom, Inc.+..........................................................      1,376,250
------------------------------------------------------------------------------------------------------
                                                                                             6,478,641
------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $23,030,645).................................     28,602,394
------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.3%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.6%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        178,250
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.7%
   230,000       A-        MCI Communications Corp., 7.750% due 3/23/25................        216,487
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $405,157)....................        394,737
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.0%
 2,193,000                 CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
                              maturity -- $2,194,197; (Fully collateralized by U.S.
                              Treasury Notes, 6.250% due 1/31/02;
                              Market value -- $2,237,230) (Cost -- $2,193,000).........      2,193,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $25,628,802**)...........    $31,190,131
------------------------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 46 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $71,786,675,
     $52,979,791 and $25,628,802, respectively)........      $70,446,568        $69,743,745       $31,190,131
  Cash.................................................              923            166,200                22
  Dividends and interest receivable....................          802,988             37,978            75,833
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       71,250,479         69,947,923        31,265,986
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        4,713,272                 --                --
  Investment advisory fees payable.....................           17,640             35,665            16,524
  Administration fees payable..........................            3,205              3,399             1,581
  Accrued expenses.....................................           10,820             33,726            28,621
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        4,744,937             72,790            46,726
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $69,547,663        $51,484,154       $23,529,163
  Undistributed net investment income..................        2,109,636            138,726           358,044
  Accumulated net realized gain (loss) from security
     transactions......................................       (3,811,650)         1,488,299         1,770,724
  Net unrealized appreciation (depreciation) of
     investments.......................................       (1,340,107)        16,763,954         5,561,329
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,928,225          2,448,287         1,899,371
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.22             $28.54            $16.44
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 2,267,425        $    93,179       $   36,634
  Dividends...............................................             --            306,367          458,725
  Less: Foreign withholding tax...........................             --             (4,355)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      2,267,425            395,191          495,359
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        103,803            207,825           99,922
  Administration fees (Note 2)............................         19,122             19,952            9,224
  Audit and legal.........................................         16,123             13,310           14,407
  Shareholder and system servicing fees...................          7,466              7,343            7,484
  Shareholder communications..............................          2,983              2,935            1,508
  Custody.................................................          2,139              2,382            1,631
  Trustees' fees..........................................          1,989              2,006            1,989
  Pricing service fees....................................            417                 --              249
  Other...................................................          3,270                589              572
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        157,312            256,342          136,986
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      2,110,113            138,849          358,373
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................     49,950,601         12,584,116        4,541,839
     Cost of securities sold..............................     50,785,513         11,008,478        2,687,182
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................       (834,912)         1,575,638        1,854,657
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period..................................     (3,259,091)        19,320,275        5,942,842
     End of period........................................     (1,340,107)        16,763,954        5,561,329
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      1,918,984         (2,556,321)        (381,513)
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      1,084,072           (980,683)       1,473,144
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    $ 3,194,185        $  (841,834)      $1,831,517
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
 FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,110,113        $   138,849       $   358,373
  Net realized gain (loss).........................       (834,912)         1,575,638         1,854,657
  Change in net unrealized appreciation
     (depreciation)................................      1,918,984         (2,556,321)         (381,513)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................      3,194,185           (841,834)        1,831,517
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (3,702,666)          (378,165)         (823,875)
  Net realized gains...............................             --           (844,042)          (53,040)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (3,702,666)        (1,222,207)         (876,915)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     12,429,574          6,216,688         3,110,319
  Net asset value of shares issued for reinvestment
     of dividends..................................      3,702,666          1,222,207           876,915
  Cost of shares reacquired........................    (10,740,908)        (3,738,438)       (5,135,656)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................      5,391,332          3,700,457        (1,148,422)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................      4,882,851          1,636,416          (193,820)
NET ASSETS:
  Beginning of period..............................     61,622,691         68,238,717        31,413,080
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................   $ 66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $2,109,636           $138,726          $358,044
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 17 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Voyles Core Equity, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $173 and accumulated net realized losses amounting to $3 was reclassified to paid-in capital. In addition, for the U.S. Government Securities a portion of undistributed net investment income amounting to $58 was reclassed to paid in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2000, USGS, SAS, and Utilities, each paid transfer agent fees of $2,500 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                 USGS           SAS       UTILITIES
----------------------------------------------------------------------------------------------------
Purchases...................................................  $56,992,072   $15,510,805   $  687,644
----------------------------------------------------------------------------------------------------
Sales.......................................................   49,950,601    12,584,116    4,541,839

--------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $   761,541   $20,179,434   $ 7,671,565
Gross unrealized depreciation...............................   (2,101,648)   (3,415,480)   (2,110,236)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(1,340,107)  $16,763,954   $ 5,561,329
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios had no open purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of June 30, 2000, USGS had purchased TBA securities with a total cost of $4,696,599.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2000     DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     1,083,995           1,246,566
Shares issued on reinvestment...............................       330,595                 484
Shares reacquired...........................................      (937,763)         (1,427,742)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       476,827            (180,692)
-------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       216,985             808,161
Shares issued on reinvestment...............................        43,051              40,998
Shares reacquired...........................................      (130,852)            (53,531)
-------------------------------------------------------------------------------------------------
Net Increase................................................       129,184             795,628
-------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       184,358             414,864
Shares issued on reinvestment...............................        52,890             154,823
Shares reacquired...........................................      (312,340)           (510,525)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (75,092)             59,162
-------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the USGS had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount of $2,847,000 expires December 31, 2007.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

  U.S. GOVERNMENT SECURITIES PORTFOLIO    2000(1)(2)     1999(2)       1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $11.30        $11.80       $11.65       $10.86       $12.43       $10.58
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.................      0.34          0.68         0.49         0.58         0.68         0.65
  Net realized and unrealized gain
     (loss).............................      0.24         (1.18)        0.70         0.79        (0.52)        1.80
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....      0.58         (0.50)        1.19         1.37         0.16         2.45
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income.................     (0.66)        (0.00)*      (0.50)       (0.58)       (1.55)       (0.60)
  Net realized gains....................        --            --        (0.54)          --        (0.18)          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions.....................     (0.66)        (0.00)*      (1.04)       (0.58)       (1.73)       (0.60)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $11.22        $11.30       $11.80       $11.65       $10.86       $12.43
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................      5.16%++      (4.23)%      10.20%       12.62%        1.46%       24.42%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $66,506       $61,623      $66,454      $35,279      $26,009      $28,192
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...........................      0.50%+        0.48%        0.45%        0.49%        0.62%        0.56%
  Net investment income.................      6.64+         5.97         5.31         6.10         5.68         5.80
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................        80%          164%         349%         208%         501%         214%
--------------------------------------------------------------------------------------------------------------------

    SOCIAL AWARENESS STOCK PORTFOLIO      2000(1)(2)     1999(2)       1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $29.42        $25.92       $20.06       $15.76       $14.32       $11.05
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(5)..............      0.06          0.13         0.10         0.15         0.31         0.12
  Net realized and unrealized gain
     (loss).............................     (0.43)         3.93         6.30         4.15         2.42         3.47
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....     (0.37)         4.06         6.40         4.30         2.73         3.59
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income.................     (0.16)        (0.09)       (0.12)          --        (0.43)       (0.14)
  Net realized gains....................     (0.35)        (0.47)       (0.42)          --        (0.86)       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.....................     (0.51)        (0.56)       (0.54)          --        (1.29)       (0.32)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $28.54        $29.42       $25.92       $20.06       $15.76       $14.32
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................     (1.25)%++     15.84%       32.27%       27.28%       19.98%       33.37%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $69,875       $68,239      $39,482      $21,013      $11,040       $7,055
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)(6)........................      0.77%+        0.80%        0.84%        0.98%        1.25%        1.25%
  Net investment income.................      0.42+         0.69         0.63         0.97         0.43         0.99
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................        20%           12%          14%          19%          26%          73%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(6) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           UTILITIES PORTFOLIO              2000(1)        1999(2)       1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $15.91         $17.18       $15.29       $12.22       $12.85       $10.17
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................      0.22           0.41         0.37         0.46         0.47         0.48
  Net realized and unrealized gain
     (loss)..............................      0.79          (0.36)        2.33         2.63         0.47         2.44
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations.............      1.01           0.05         2.70         3.09         0.94         2.92
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income..................     (0.45)         (0.40)       (0.42)       (0.01)       (0.84)       (0.24)
  Net realized gains.....................     (0.03)         (0.92)       (0.39)       (0.01)       (0.73)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions......................     (0.48)         (1.32)       (0.81)       (0.02)       (1.57)       (0.24)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........    $16.44         $15.91       $17.18       $15.29       $12.22       $12.85
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................      6.29%++       (0.08)%      18.21%       25.29%        7.47%       29.29%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........   $31,219        $31,413      $32,909      $21,413      $18,214      $15,340
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)............................      0.89%+         0.88%        0.80%        1.06%        1.07%        1.25%
  Net investment income..................      2.34+          2.41         3.06         3.58         3.88         4.29
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................         2%            10%          51%          68%          39%          25%
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects expense reimbursements by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.27%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-00)